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                                  EXHIBIT 4.2
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                       Mortgage Loan Purchase Agreement
                       --------------------------------


          Mortgage Loan Purchase Agreement (the "Agreement"), dated as of March 30, 1998, between Standard Federal Bank (the "Seller") and ABN AMRO Mortgage Corporation (the "Purchaser").

          Subject to the terms and conditions of this Agreement, the Seller agrees to sell and the Purchaser agrees to purchase certain mortgage loans (the "Mortgage Loans") as described herein and as identified on the Mortgage Loan Schedule defined in Section 2 hereof. The Mortgage Loans will be purchased on a servicing retained basis.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1.  Purchase and Sale of the Mortgage Loans.
                 ---------------------------------------

     (a) Pursuant to the terms hereof and upon satisfaction of the conditions set forth herein, the Seller agrees to sell and the Purchaser agrees to purchase, Mortgage Loans having the general characteristics set forth in this Agreement and specifically identified on the Mortgage Loan Schedule, for the Purchase Price set forth below in Section 3(a) hereof and having an aggregate principal balance on and as of the date of such Mortgage Loan Schedule (the "Cut-Off Date") of approximately $285,000,000 after deduction of principal payments due on or before the Cut-Off Date (which amount may vary plus or minus 5% thereof), or such other aggregate principal balance as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on Closing Date (as defined below).

     (b) Subject to mutual agreement between the Purchaser and the Seller, the closing for the purchase and sale of the Mortgage Loans shall take place on March 30, 1998 (the "Closing Date") at the office of Purchaser's counsel in Chicago, Illinois or such other place as the parties shall agree.

     SECTION 2. Mortgage Loan Schedule. Attached to this Agreement as Schedule 1 is a listing of the Mortgage Loans evidenced by promissory notes, mortgage notes or other evidence of indebtedness (the "Mortgage Notes") evidencing the indebtedness of an obligor (the "Mortgagor") under the mortgages, deeds of trust or other instruments securing a Mortgage Loan (the "Mortgages") to be purchased by and delivered to the Purchaser on the Closing Date (as such may be amended prior to the Closing Date by mutual agreement of the parties) (the "Mortgage Loan Schedule"). The "Mortgage Loan Schedule" as of the Closing Date shall refer to the Mortgage Loan Schedule as delivered on the Cut-off Date related to such Mortgage Loans to be purchased by or on behalf of the Purchaser pursuant to the terms

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of this Agreement.  The Mortgage Loan Schedule shall contain as to each Mortgage
Loan listed thereon, at a minimum, the Mortgage Loan information indicated on
Schedule 2 hereto.

     SECTION 3.  Purchase Price.
                 --------------

     (a) In exchange for the Mortgage Loans, on the Closing Date, the Purchaser shall transfer to the Seller by wire transfer in immediately available funds the purchase price (the "Purchase Price") which is equal to the principal balance thereof as of the Cut-Off Date plus any accrued and unpaid interest thereon to such Cut-Off Date.

     (b) The Purchaser shall be entitled to all scheduled payments of principal and interest due with respect to the Mortgage Loans after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). The Seller shall be entitled to all scheduled payments of principal and interest due with respect to the Mortgage Loans on or before the Cut-Off Date, and all other recoveries of principal and interest collected on or before the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due after the Cut-Off Date). The Principal Balance of each Mortgage Loan as of the Cut-Off Date is determined after deduction of payments of principal due on or before the Cut-Off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a date due following the Cut-Off Date shall not be deducted from the Principal Balance as of the Cut-Off Date but such prepaid amounts shall belong to and be promptly remitted to the Purchaser.

     SECTION 4.  Examination of Mortgage Files.
                 -----------------------------

     Prior to the Closing Date, the Seller will have made files for each Mortgage Loan, that consist at least of the documents listed on Schedule 3 attached hereto (with respect to each Mortgage Loan, a "Mortgage File", and collectively, the "Mortgage Files"), available to the Purchaser or its agents, for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. The Purchaser may purchase all or part of the Mortgage Loans with or without conducting any partial or complete examination. The fact that the Purchaser or its agents have conducted or have failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights under this Agreement, including, but not limited to, the rights to demand repurchase, substitution or other relief as provided in this Agreement.

     SECTION 5.  Transfer of Mortgage Loans; Possession of Mortgage Files.
                 --------------------------------------------------------

     (a) On the Closing Date, subject to the satisfaction of the terms and conditions hereof the Seller shall sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all right, title and interest of the Seller in and to the Mortgage Loans and all proceeds thereof, wherever located, including

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without limitation, all amounts in respect of principal and interest received or receivable with respect to Mortgage Loan payments due after the Cut-Off Date
(and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with the proceeds of any related mortgage insurance policies. Such transfer shall be made directly to the Purchaser in accordance with the letter delivered to the Seller by the Purchaser attached hereto as Exhibit A (the "Instruction Letter"). The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser.

     (b) The ownership of each Mortgage Loan and the related Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be, upon satisfaction of subsection 5(a) hereof, vested in the Purchaser and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained by the Seller at the will and for the benefit of the Purchaser in a custodial capacity only. The Seller shall deliver to the Purchaser or its agent in accordance with the instructions set forth in Exhibit A, simultaneously with the execution and delivery of this Agreement or prior to the Closing Date, all of the documents pertaining to each Mortgage Loan.

     (c) The transfer of the Mortgage Loans as described herein shall be absolute and is intended by the parties to be a sale. In the event that a court deems the conveyance set forth herein not to constitute a sale, the Seller shall have granted to the Purchaser and the Trustee a first priority security interest in the Mortgage Loans and in the proceeds thereof of any kind or nature whatsoever, and in the proceeds of any related insurance policies, subject to the satisfaction or waiver of the conditions set forth in Section 11 hereof, and shall take, or shall cause to have been taken, all steps necessary prior to the Closing Date to perfect such security interest in the Purchaser.

     SECTION 6.  Books and Records.
                 -----------------

     On the Closing Date, following the sale of the Mortgage Loans to the Purchaser, title to each Mortgage and the related Mortgage Note shall be transferred to the Purchaser or its assignee in accordance with this Agreement. All rights arising out of the Mortgage Loans after the Cut-Off Date including, but not limited to, any and all funds received on or in connection with a Mortgage Loan and due after the Cut-Off Date shall be received and held by the Seller in a custodial capacity for the benefit of the Purchaser or its assignee as the owner of the Mortgage Loans in accordance herewith and shall be delivered by the Seller to the Purchaser or its assignee on or immediately following the Closing Date. Any funds received by the Seller, the Purchaser or LaSalle Home Mortgage Corporation after the Cut-Off Date but due prior to the Cut-Off Date shall remain the property of the Seller and shall be promptly remitted to the Seller.

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     SECTION 7.  Further Actions; Financing Statements.
                 -------------------------------------

     (a) In furtherance of the provisions of Section 5(c) hereof, the Seller agrees to take or cause to be taken such further actions to execute, deliver and file or cause to be executed, delivered and filed, such further documents and instruments (including, without limitation, any UCC financing statements) as may be necessary, or as the Purchaser may reasonably request, in order to perfect and maintain the security interest created pursuant to said section and to otherwise fully effectuate the purposes, terms and conditions of this Agreement, and the Purchaser shall cooperate in any such action.

     (b) The Seller shall: (i) promptly execute, deliver, and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such security interest as may be necessary to enable the Purchaser to perfect or to maintain the perfection of such security interest, each in form and substance satisfactory to the Purchaser; and the Seller hereby grants to the Purchaser, subject to the satisfaction or waiver of the conditions set forth in Section 11 hereof, the right, at the Purchaser's option, to file any or all such financing statements, amendments, continuation statements, assignments, certificates and other documents pursuant to the UCC and otherwise without its signature and hereby irrevocably appoints the Purchaser, subject to the satisfaction or waiver of the conditions set forth in
Section 11 hereof, as its attorney-in-fact to execute, deliver and file any such financing statements, amendments, continuation statements, assignments, certificates and other documents in the Seller's name and to perform all other acts which the Purchaser deems appropriate to perfect or to maintain the perfection of the security interest; and (ii) notify the Purchaser within five
(5) days after the occurrence of any of the following: (A) any change in the Seller's corporate name or any trade name; (B) any change in the Seller's location of its chief executive office or principal place of business; and (C) any merger or consolidation or other change in Seller's identity or material change in its corporate structure.

     SECTION 8.  Representations, Warranties and Agreements of Seller.
                 ----------------------------------------------------

     (a) The Seller hereby represents and warrants to the Purchaser as of the Closing Date (or such other date as is specified in the related representation or warranty) as follows:

          (i) The Seller has been duly created and is validly existing as a Federal Savings Bank under the laws of the United States;

          (ii) The execution and delivery of this Agreement by the Seller and its performance of and compliance with the terms of this Agreement will not violate the Seller's charter or by-laws or will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller or to which any of the property or assets of the Seller is subject;

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          (iii)  This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would affect its performance hereunder;

          (v) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vi) The Seller is an approved conventional seller/servicer for FNMA or FHLMC in good standing;

          (vii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in the State of Michigan;

          (viii)  With respect to each Mortgage Loan:

                    (a) that the information set forth in the Mortgage Loan Schedule appearing as an exhibit to this Agreement is true and correct in all material respects at the date or dates respecting which such information is furnished as specified therein;

                    (b) the Seller is the sole owner and holder of each Mortgage Loan free and clear of all liens, pledges, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same;

                    (c) no payment of principal of or interest on or in respect of any Mortgage Loan is 30 days or more past due from the Due Date of such Mortgage Loan;

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                    (d) as of the date of the transfer of the Mortgage Loans to the Purchaser, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage;

                    (e) there is no proceeding pending, or to the best of the Seller's knowledge, threatened for the total or partial condemnation of any of the real property, together with any improvements thereto, securing the indebtedness of the Mortgagor under the related Mortgage Loan (the "Mortgaged Property") and the Mortgaged Property is free of material damage and is in good repair and neither the Mortgaged Property nor any improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

                    (f) that each Mortgage Loan complies in all material respects with applicable state or federal laws, regulations and other requirements, pertaining to usury, equal credit opportunity and disclosure laws, and each Mortgage Loan was not usurious at the time of origination;

                    (g) to the best of the Seller's knowledge, all taxes, governmental assessments and insurance premiums previously due and owing, and which may become a lien against the Mortgaged Property, with respect to the Mortgaged Property have been paid;

                    (h) that each Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage; and each Mortgage Note and Mortgage have been duly and properly executed by the Mortgagor;

                    (i) that each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note, and that each Mortgage Loan is covered by an ALTA mortgagee title insurance policy or other form of policy or insurance generally acceptable to FNMA or FHLMC, issued by, and is a valid and binding obligation of, a title insurer acceptable to FNMA or FHLMC insuring the originator, its successor and assigns, as to the lien of the Mortgage in the original principal amount of the Mortgage Loan subject only to (a) the lien of current real property taxes and assessments not yet due and payable,
          (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such

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          Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan and (c) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage;

                    (j) neither the Seller nor any prior holder of any Mortgage has, except as the Mortgage File may reflect, modified the Mortgage in any material respect; satisfied, cancelled or subordinated such Mortgage in whole or in part; released such Mortgaged Property in whole or in part from the lien of the Mortgage; or executed any instrument of release, cancellation, modification or satisfaction;

                    (k) that each Mortgaged Property consists of a fee simple estate, a leasehold estate or condominium form of ownership in real property;

                    (l) the condominium projects that include the condominiums that are the subject of any condominium loan are generally acceptable to FNMA or FHLMC;

                    (m) no foreclosure action is threatened or has been commenced (except for the filing of any notice of default) with respect to the Mortgage Loan; and except for payment delinquencies not in excess of 30 days, to the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Depositor has not waived any default, breach, violation or event of acceleration;

                    (n) Each Mortgage Loan was originated on FNMA or FHLMC uniform instruments for the state in which the mortgaged property is located;

                    (o) that based upon a representation by each Mortgagor at the time of origination or assumption of the applicable Mortgage Loan, 97.67% of the Mortgage Loans measured by Principal Balance were to be secured by a primary, owner-occupied residence and no more than 2.33% of the Mortgage Loans measured by Principal Balance secured by non-owner-occupied residences;

                    (p) that an appraisal of each Mortgaged Property was conducted at the time of origination of the related Mortgage Loan, and that

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          each such appraisal was conducted in accordance with FNMA or FHLMC criteria, on FNMA or FHLMC forms and comparables on at least three properties were obtained;

                    (q) that no Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 95%;

                    (r) the Mortgage Loans were not selected in a manner to adversely affect the interests of the Purchaser and the Seller knows of no conditions which reasonably would cause it to expect any Mortgage Loan to become delinquent or otherwise lose value;

                    (s) each Mortgage Loan was either (A) originated directly by or closed in the name of either: (i) a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or (ii) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or (B) originated or underwritten by an entity employing underwriting standards consistent with the underwriting standards of an institution as described in subclause (A)(i) or
          (A)(ii) above; and

                    (t) each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Internal Revenue Code of 1986.

          It is understood and agreed that the representations and warranties set forth in this Section 8 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Mortgage File.

          Upon discovery by either the Seller, the Purchaser or its designees of a breach of any of the foregoing representations or warranties of the Seller which materially and adversely affects (1) the value of any of the Mortgage Loans actually delivered or (2) the interests of the Purchaser therein, the party discovering such breach shall give prompt written notice to the other. Within 90 (ninety) days of its discovery or its receipt of notice of any such breach of a representation or warranty, the Seller shall, with respect to the Mortgage Loan(s) to which such breach relates,
     (i) cure such breach in all material respects (except for a breach of that portion of the representation and warranty relating to any casualty from the presence of hazardous waste or hazardous substances), (ii) repurchase such Mortgage Loan or Mortgage Loans (or any property acquired in respect thereof) from the Purchaser at the Purchase Price, as adjusted for the then current principal balance or (iii) within the 90 (ninety)-

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     day period following the Closing Date substitute another mortgage loan for such Mortgage Loan. Such substitute mortgage loan shall on the date of substitution, (i) have a principal balance not in excess of the principal balance of the defective Mortgage Loan, (ii) be accruing interest at a rate of interest at least equal to that of the defected Mortgage Loan, (iii) have a remaining term to stated maturity not greater than, and not more than two years less than, that of the Mortgage Loan so substituted, (iv) have an original loan-to-value ratio not higher than that of the Mortgage Loan so substituted and a current loan-to-value ratio not higher than that of the Mortgage Loan so substituted, and (v) comply with all the representations and warranties relating to Mortgage Loans set forth herein, as of the date of substitution (such mortgage loan being referred to herein as a "Qualifying Substitute Mortgage Loan"). Except as set forth in Section 13 hereof, it is understood and agreed that the obligations of the Seller set forth in this Section 8 to cure, substitute for or repurchase a defective Mortgage Loan constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

          The Purchaser, upon receipt by it of the full amount of the Purchase Price as adjusted for the then current principal balance for a Mortgage Loan that is repurchased, or upon receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan for a Mortgage Loan that is substituted or repurchased, shall release or cause to be released and reassign to the Seller the related Mortgage File for the Mortgage Loan that is substituted and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation, or warranty, as shall be necessary to vest in the Seller or its designee or assignee title to any such substituted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Seller at its expense and shall be reasonably acceptable to the Purchaser, and the Purchaser shall have no further responsibility with respect to the Mortgage File relating to such Mortgage Loan that is substituted.

          Any cause of action against the Seller or relating to or arising out of the breach of any representations and warranties made in this Section 8 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach, repurchase such Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan as specified above, and
     (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Mortgage Loan.

     SECTION 9.  Representations, Warranties and Agreements of Purchaser.
                 -------------------------------------------------------

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     (a) The Purchaser hereby represents and warrants to the Seller, as of the date hereof (or such other date as is specified in the related representation or warranty) as follows:

          (i) The Purchaser is a corporation duly formed and validly existing under the laws of the State of Delaware;

          (ii) The execution and delivery of this Agreement by the Purchaser and its performance of and compliance with the terms of this Agreement will not violate the Purchaser's corporate charter or by-laws or will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Purchaser is a party or by which the Purchaser or to which any property or assets of the Purchaser is subject;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which the Purchaser default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would affect its performance hereunder; and

          (v) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

     SECTION 10. Purchaser's Conditions to Closing. The obligations of the Purchaser under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

     (a) The obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to that effect signed by an Authorized Officer (as defined below) of the Seller.

     (b) The Purchaser or the Purchaser's document custodian shall have received, or the Purchaser's attorney shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser, as required pursuant to the respective terms thereof:

          (i) An assignment or assignments of the Mortgage Loans to the Purchaser substantially in the form attached hereto as Exhibit B with such changes as are required to adapt the assignment to the proper form in the jurisdiction where the related Mortgage Property is located, and each original Mortgage Note, duly endorsed originally or by facsimile, without recourse, to the Purchaser, in each case in accordance with the instructions set forth in Exhibit A attached hereto, which assignment or assignments and Mortgage Note shall be delivered to and held by the Purchaser or its agent on behalf of the Purchaser;

          (ii) The Mortgage Loan Schedule prepared by Purchaser dated as of the related Closing Date and attached hereto;

          (iii) A certificate signed by an officer, which officer may be either a senior vice president, a vice president, an assistant vice president or assistant secretary (an "Authorized Officer"), dated as of the Closing Date, substantially in the form attached hereto as Exhibit C to the parties hereto, and attached thereto copies of the charter and by-laws and a Good Standing Certificate or a memorandum setting forth the verbal assurances from the appropriate regulatory authorities with respect to the Seller will be immediately forthcoming; and

          (iv) An opinion of Seller's counsel in substantially the form attached hereto as Exhibit D.

          (v) A security release certification, in a form acceptable to the Purchaser, executed by the appropriate mortgagee or secured party, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person.

     (c) The Seller will furnish to the Purchaser such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its attorney may reasonably request.

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     SECTION 11.  Seller's Conditions to Closing.  The obligations of the
Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

     (a) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Seller shall have received a certificate to that effect signed by an Authorized Officer of the Purchaser.

     (b) The Seller shall have received, or the Seller's attorney shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

          (i) A certificate signed by an Authorized Officer dated as of the Closing Date, in the form acceptable to the parties hereto, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement, together with copies of the Articles of Association and by-laws as of a recent date with respect to the Purchaser;

     (c) The Purchaser will furnish to the Seller such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller and its attorney may reasonably request.

     SECTION 12.  Indemnification.
                  ---------------

     (a) The Seller agrees to indemnify and hold harmless the Purchaser against any and all losses, claims, expenses, damages or liabilities to which Purchaser may become subject, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any representation or warranty made by the Seller in Section 8 hereof on which Purchaser has relied, being, or alleged to be, materially untrue or incorrect. This indemnity will be in addition to any liability which the Seller may otherwise have.

     (b) The Purchaser agrees to indemnify and hold harmless the Seller solely in its capacity as seller of the Mortgage Loans against any and all losses, claims, expenses, damages or liabilities to which the Seller may become subject, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any representation or warranty made by the Purchaser in Section 9 hereof on which the Seller has relied, being, or alleged to be, materially untrue or incorrect (notwithstanding the Purchaser's lack of knowledge with respect to the substance of any representation or warranty to which Section 9 applies which is made to the best of the Purchaser's knowledge). This indemnity will be in addition to any liability which the Purchaser may otherwise have.

     (c) Promptly after receipt by either the Purchasers or the Seller of notice of the commencement of any action or proceeding in any way relating to or arising from this Agreement, such party will notify the other party of the commencement thereof; but the omission so to notify the party from whom indemnification is sought (the "Indemnifying Party") will not relieve the Indemnifying Party from any liability which it may have to the party seeking indemnification (the "Indemnified Party") except to the extent that the Indemnifying Party is adversely affected by the lack of notice. In case any such action is brought against the Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate in the defense (with the consent of the Indemnified Party which shall not be unreasonably withheld) of such action at the Indemnifying Party's expense.

     SECTION 13. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party. Notices to the Seller shall be directed to InterFirst, 777 East Eisenhower Parkway, Ann Arbor, Michigan 48108, Attention:
Steve Kapp - Vice President with a copy to Standard Federal Bank, 2600 West Big Beaver Road, Troy, Michigan 48084, Attention: Karen Severn Jackson- Vice President; and notices to the Purchaser shall be directed to ABN AMRO Mortgage Corporation, 181 West Madison Street, Suite 3250, Chicago, Illinois 60602,
Attention: Maria Fregosi - Director - ABN AMRO Mortgage Operations; or such other addresses as may hereafter be furnished to the other party by like notice.

     SECTION 14. Termination. This Agreement may be terminated (i) by the mutual consent of the parties hereto, or (ii) by the Purchaser if the conditions to the Purchaser's obligations to closing set forth under Section 10 hereof are not fulfilled as and when required to be fulfilled or (iii) by the Seller if the Purchaser's obligations under Section 11 hereof are not fulfilled as and when required. In the event of a termination pursuant to Section 14(ii), the Seller agrees that it will pay the out-of-pocket fees and expenses of the Purchaser in connection with the transactions contemplated by this Agreement and in the event of a termination pursuant to Section 14(iii), the Purchaser agrees that it will pay the out-of-pocket fees and expenses of the Seller in connection with the transactions contemplated by this Agreement.

     SECTION 15. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Seller and the Purchaser submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Loans to the Purchaser.

     SECTION 16. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but both of which together shall constitute one and the same agreement.

     SECTION 18. Governing Law. This Agreement shall be deemed to have been made in the State of Illinois and shall be interpreted in accordance with the laws of such state without regard to the principles of conflicts of law of such state.

     SECTION 19. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     SECTION 20. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Seller and the Purchaser and their permitted successors and assigns. The Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement. Any person into which the Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Seller), or any person succeeding to the business of the Seller shall be considered the "successor" of the Seller hereunder. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by any party hereto without the written consent of the other party to this Agreement. Notwithstanding anything to the contrary in this Section 20, the parties hereto agree that the Purchaser has the right to assign its rights and interest in, to and under Section 8 hereof.

     SECTION 21. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                            Standard Federal Bank,
                            as Seller

                            By:     /s/
                               ----------------------------
                            Name:
                                 --------------------------
                            Title:
                                  -------------------------

                       ABN AMRO Mortgage Corporation,
                       as Purchaser

                       By:     /s/
                          ------------------------------
                       Name:
                            ----------------------------
                       Title:
                             ---------------------------

                                  SCHEDULE 1

                            MORTGAGE LOAN SCHEDULE
                            ----------------------

----------------------------------------------------------------------------------
LOAN_ID                 ADDRESS                    CITY          STATE     ZIPCODE
----------------------------------------------------------------------------------
206976245  9307 21ST AVE NW                SEATTLE                 WA       98117
600015727  46 GLEN RD                      GREENWICH               CT        6830
600710741  1315 W MOUNTIAN VIEW DR         MESA                    AZ       85201
600744364  127 WINDY HILL DR               CHERRYVILLE             NC       28021
600784216  7 FRUIT TREE RD                 RANCHO PALOS VERDES     CA       92677
600807451  4423 FOREST PARK CT             RAPID CITY              SD       57702
600871187  632 EL PATIO DR                 CAMPBELL                CA       95008
600875205  1895 BROOK TREE CT              THOUSAND OAKS           CA       91362
600995028  4490 TONAWANDA CREEK RD         EAST AMHERST            NY       14051
601131764  159983 S STEP MOUNTAIN RD       HERRIMAN                UT       84065
601187248  20254 E LAKE CIR                AURORA                  CO       80016
601221718  65 BALFOUR LN                   RAMSEY                  NJ        7446
601262956  20234 E LAKE CIRCLE             AURORA                  CO       80016
601295659  10412 RAINIER AVE S             SEATTLE                 WA       98178
601346912  5822 CHESTERFIELD COURT         SAN JOSE                CA       95138
601366644  125 HOLLYCREST DR               LOS GATOS               CA       95032
601377885  5815 CHERSTERFIELD CT           SAN JOSE                CA       95138
601378988  970 W 145TH WAY                 WESTMINSTER             CO       80234
601386181  892 SHORELINE ROAD              LAKE BARRINGTON         IL       60010
601431142  15 THE DRAWBRIDGE               WOODBURY                NY       11797
601433451  22545 PARKFIELD                 MISSION VIEJO           CA       92692
601450885  1009 MT CARMEL DR               SAN JOSE                CA       95120
601491782  473 MAIN ST                     WESTPORT                CT        6880
601506040  1002 PEBBLE BEACH CT            GENEVA                  IL       60134
601522482  #200 PUTTER LN                  CABOT                   AR       72023
601524144  22930 CRESPI ST                 WOODLAND HILLS          CA       91364
601545354  7100 SW 119TH ST                PINECREST               FL       33156
601549314  425 BUCHANAN AVE  507           CAPE CANAVERAL          FL       32920
601564939  30932 MAUNA KEA                 LAGUNA NIGUEL           CA       92677
601585171  213 BELDEN DR                   SAN JOSE                CA       95123
601611253  20 ANDOVER RD                   ROCKVILLE CENTR        NY       11570
601628673  2085 MASSACHUSETTS AVE NE       SAINT PETERSBURG        FL       33703
601628684  6 JAMES NECK ROAD               NISSEQUOQUE             NY       11780
601635967  21 CASTAWAYS  N                 NEWPORT BEACH           CA       92660
601638447  31 RANDOPLH DRIVE               DIX HILLS               NY       11746
601646891  1831 LINCOLN                    EVANSTON                IL       60201
601647767  24255 DRY CANYON COLD CREEK RD  CALABASAS               CA       91302
601663450  46700 PICKFORD                  NORTHVILLE              MI       48167
601664100  16002 LUGGER WOOD CT            ST. LOUIS               MO       63021
601674022  3048 JONATHON                   OXFORD                  MI       48371
601677957  1043 EASTWOOD DR                LOS ALTOS               CA       94024

--------------------------------------------
INT_RATE LOANTERM     ORIGINAL      PYMTDATE
--------------------------------------------
7.375      360        $280,000.00  01-Mar-98
7.250      360        $250,000.00  01-Mar-98
8.500      360        $247,500.00  01-Apr-97
7.375      360        $272,000.00  01-Mar-98
8.000      360        $303,000.00  01-Apr-97
7.375      360        $358,500.00  01-Feb-98
8.000      360        $259,200.00  01-May-97
8.000      360        $227,500.00  01-May-97
8.000      360        $285,000.00  01-Jan-98
7.625      360        $247,500.00  01-Mar-98
7.875      360        $249,450.00  01-Feb-98
7.750      360        $273,000.00  01-Feb-98
7.250      360        $236,700.00  01-Mar-98
7.375      360        $315,000.00  01-Mar-98
7.375      360        $290,000.00  01-Feb-98
7.500      360        $286,000.00  01-Oct-97
7.125      360        $476,800.00  01-Feb-98
7.750      360        $234,450.00  01-Feb-98
8.250      360        $331,200.00  01-Oct-97
7.625      360        $465,000.00  01-Nov-97
7.500      360        $300,000.00  01-Oct-97
7.375      360        $287,300.00  01-Feb-98
7.375      360        $304,000.00  01-Apr-98
7.250      360        $300,000.00  01-Mar-98
7.375      360        $250,000.00  01-Mar-98
8.000      360        $248,000.00  01-Jan-98
7.250      360        $252,000.00  01-Apr-98
7.250      360        $237,000.00  01-Mar-98
7.625      360        $392,000.00  01-Jan-98
7.875      360        $225,000.00  01-Jan-98
7.875      360        $307,000.00  01-Jan-98
7.500      360        $239,700.00  01-Jan-98
7.250      360        $359,000.00  01-Dec-97
7.625      360        $597,700.00  01-Dec-97
7.125      360        $260,000.00  01-Dec-97
7.875      360        $233,300.00  01-Dec-97
7.500      360        $370,000.00  01-Mar-98
7.625      360        $445,000.00  01-Feb-98
8.000      360        $262,000.00  01-Feb-98
7.875      360        $255,000.00  01-Mar-98
7.875      360        $740,000.00  01-Jan-98

-------------------------------------------------------------------------------------
PI_PAY    PAID_THRU    BALANCE         LTV   PROPTYPE      OCCUPANCY   POOL  NOTEDATE
-------------------------------------------------------------------------------------
$1,933.89  01-Mar-98    $279,786.94     65.20 SFD           PRIMARY      1   30-Jan-98
$1,705.44  01-Mar-98    $249,804.98     51.10 SFD           PRIMARY      1   16-Jan-98
$1,903.06  01-Mar-98    $245,628.98     90.00 SFD           PRIMARY      1   20-Feb-97
$1,878.64  01-Mar-98    $271,793.03     80.00 SFD           PRIMARY      1   07-Jan-98
$2,223.31  01-Mar-98    $298,269.03     67.40 SFD           PRIMARY      1   24-Feb-97
$2,476.07  01-Mar-98    $357,952.74     80.00 SFD           PRIMARY      1   22-Dec-97
$1,901.92  01-Mar-98    $257,215.66     80.00 TOWNHOUSE     PRIMARY      1   05-Mar-97
$1,669.31  01-Mar-98    $225,046.05     89.60 SFD           PRIMARY      1   14-Mar-97
$2,091.23  01-Mar-98    $284,422.38     77.10 SFD           PRIMARY      1   17-Nov-97
$1,751.79  01-Mar-98    $247,247.33     75.00 SFD           PRIMARY      1   09-Jan-98
$1,808.69  01-Mar-98    $249,104.53     77.60 PUD           PRIMARY      1   31-Dec-97
$1,955.81  01-Mar-98    $272,613.38     74.90 SFD           PRIMARY      1   26-Dec-97
$1,614.71  01-Mar-98    $236,515.35     80.00 SFD           PRIMARY      1   30-Jan-98
$2,175.63  01-Mar-98    $314,760.31     69.30 SFD           PRIMARY      1   30-Jan-98
$2,002.96  01-Mar-98    $289,557.31     46.30 PUD           PRIMARY      1   26-Dec-97
$1,999.75  01-Mar-98    $284,706.43     71.50 SFD           PRIMARY      1   15-Aug-97
$3,212.29  01-Mar-98    $476,035.16     80.00 PUD           PRIMARY      1   18-Dec-97
$1,679.63  01-Mar-98    $234,117.99     90.00 SFD           PRIMARY      1   16-Dec-97
$2,488.19  01-Mar-98    $293,207.15     90.00 CONDO         PRIMARY      1   22-Aug-97
$3,291.24  01-Mar-98    $463,295.72     77.50 SFD           PRIMARY      1   08-Sep-97
$2,097.64  01-Mar-98    $298,643.12     70.60 SFD           PRIMARY      1   21-Aug-97
$1,984.31  01-Mar-98    $286,629.34     73.70 SFD           PRIMARY      1   15-Dec-97
$2,099.65  01-Mar-98    $304,000.00     80.00 SFD           PRIMARY      1   10-Feb-98
$2,046.53  01-Mar-98    $299,765.97     79.20 SFD           PRIMARY      1   30-Jan-98
$1,726.69  01-Mar-98    $249,809.77     71.50 SFD           PRIMARY      1   23-Jan-98
$1,819.74  01-Mar-98    $247,497.44     70.50 SFD           PRIMARY      1   31-Oct-97
$1,719.08  01-Mar-98    $252,000.00     90.00 SFD           PRIMARY      1   09-Feb-98
$1,616.76  01-Mar-98    $236,787.47     95.00 SFD           PRIMARY      1   28-Jan-98
$2,774.55  01-Mar-98    $391,143.43     80.00 SFD           PRIMARY      1   21-Nov-97
$1,631.41  01-Mar-98    $224,532.40     75.00 SFD           PRIMARY      1   30-Oct-97
$2,225.96  01-Mar-98    $306,362.02     67.50 SFD           PRIMARY      1   14-Nov-97
$1,676.02  01-Mar-98    $238,819.17     88.90 SFD           PRIMARY      1   17-Nov-97
$2,449.01  01-Mar-98    $357,869.60     56.10 SFD           PRIMARY      1   17-Oct-97
$4,230.48  01-Mar-98    $595,953.07     80.00 PUD           PRIMARY      1   30-Oct-97
$1,751.67  01-Mar-98    $259,160.88     59.80 SFD           PRIMARY      1   15-Oct-97
$1,691.59  01-Mar-98    $232,651.42     84.90 SFD           PRIMARY      1   31-Oct-97
$2,587.09  01-Mar-98    $369,712.50     43.80 SFD           PRIMARY      1   30-Jan-98
$3,149.68  01-Mar-98    $444,353.80     80.00 SFD           PRIMARY      1   23-Dec-97
$1,922.46  01-Mar-98    $261,647.24     87.40 SFD           PRIMARY      1   24-Dec-97
$1,848.93  01-Mar-98    $254,824.51     78.50 SFD           PRIMARY      1   09-Jan-98
$5,365.51  01-Mar-98    $738,462.07     61.20 SFD           PRIMARY      1   12-Nov-97


-----------------------------------------------------------------------------------------
LOAN_ID              ADDRESS                          CITY              STATE    ZIP CODE
-----------------------------------------------------------------------------------------
601679276  753 JAMES RIVER RD.               NATURAL BRIDGE STATION      VA       24579
601683682  2867 E NEWCASTLE DR               SANDY                       UT       84093
601688095  2820 HEMLOCK AVE                  SAN JOSE                    CA       95128
601692763  5433 MARINE AVE                   HAWTHORNE                   CA       90250
601696723  10185 240TH ST E                  LAKEVILLE                   MN       55044
601698985  9118 W LAKE HIGHLANDS DR          DALLAS                      TX       75218
601702583  1140 GREACEN  POINT RD            MAMARONECK                  NY       10543
601702607  378 TERRACE VIEW DRIVE            STATELINE                   NV       89449
601705906  48 SEA TERRACE                    NEWPORT COAST               CA       92657
601711163  2106 E COLLEGE                    ROSWELL                     NM       88201
601722053  4N019 COUNTRY VIEW LANE           ELBURN                      IL       60119
601725136  541 SW ASHDOWN CIR                WEST LINN                   OR       97068
601725773  14015 HARDING AVE                 SAN MARTIN                  CA       95046
601730428  330 E 38TH STREET APT 39 E        NEW YORK                    NY       10016
601738153  11 LONGVIEW PLACE                 MORRISTOWN                  NJ        7960
601738357  6 SUGAR HILL                      NYACK                       NY       10960
601741432  10 W COUNTRY RD W                 GOLF                        FL       33436
601743684  100 ALEXANDER OVERLOOK            TELLURIDE                   CO       81435
601744446  13732 S TOM SHOEMAKER RD          DRAPER                      UT       84020
601745835  6537 ASHBURY CIR                  HUNTINGTON BEACH            CA       92648
601752107  15 LINDALL STREET                 LAGUNA NIGUEL               CA       92677
601753391  2534 S ANDERSON ROAD              CATAWBA                     SC       29704
601759262  7726 AUTUMN TRAIL                 SUGAR LAND                  TX       77479
601764076  22 UPPER BROOK RD                 NORTH BRUNSWICK             NJ        8902
601764474  713 CRANDON BLVD #304             KEY BISCAYNE                FL       33149
601764588  19274 BECKONRIDGE LN              HUNTINGTON BEAC             CA       92648
601773044  6336 NE 138TH PLACE               KIRKLAND                    WA       98034
601773099  799 RACHELLE                      WHITE LAKE                  MI       48386
601778298  622 DENAIN DR                     CORPUS CHRISTIE             TX       78414
601782795  5 KERWIN CT                       ENGLISHTOWN                 NJ        7726
601783514  10627 ASHTON AVE  #202            LOS ANGELES                 CA       90024
601783990  4808 TANNEN HILL TRAIL            HOLLY SPRINGS               NC       27540
601787346  26 CAPE ANDOVER                   NEWPORT BEACH               CA       92660
601788713  125 COLKET LANE                   DEVON                       PA       19333
601793220  228 N WIND CT                     PONTE VEDRA BEA             FL       32082
601794506  36 ZANDER LN                      RANDOLPH                    NJ        7869
601796289  9318 CRESTA DR                    LOS ANGELES                 CA       90035
601796508  9 CAPE DANBURY                    NEWPORT BEACH               CA       92660
601796575  11 CAPE DANBURY                   NEWPORT BEACH               CA       92660
601798247  44532 MIDWAY DRIVE                NOVI                        MI       48375
601799419  30570 FOX CLUB DR                 FARMINGTON HILLS            MI       48331
601800504  1629 ARCH BAY                     NEWPORT BEACH               CA       92660


-------------------------------------------------
INT_RATE    LOAN TERM     ORIGINAL     PYMT DATE
-------------------------------------------------
  7.375        360       $284,000.00   01-Dec-97
  7.750        360       $227,400.00   01-Jan-98
  7.500        360       $365,800.00   01-Dec-97
  7.625        360       $228,000.00   01-Dec-97
  7.500        360       $244,000.00   01-Jan-98
  7.875        360       $236,550.00   01-Dec-97
  7.125        360       $740,000.00   01-Apr-98
  7.875        360       $315,000.00   01-Jan-98
  7.625        360       $517,500.00   01-Dec-97
  7.375        360       $317,000.00   01-Jan-98
  8.000        360       $263,000.00   01-Jan-98
  7.250        360       $575,000.00   01-Feb-98
  7.875        360       $290,000.00   01-Jan-98
  7.875        360       $440,000.00   01-Jan-98
  7.750        360       $315,000.00   01-Feb-98
  8.000        360       $373,500.00   01-Jan-98
  7.625        360       $294,000.00   01-Mar-98
  7.875        360       $273,750.00   01-Dec-97
  7.750        360       $272,700.00   01-Feb-98
  7.250        360       $350,000.00   01-Apr-98
  7.375        360       $287,500.00   01-Jan-98
  7.625        360       $260,000.00   01-Jan-98
  7.625        360       $308,000.00   01-Feb-98
  7.875        360       $244,000.00   01-Jan-98
  7.750        360       $236,000.00   01-Feb-98
  7.000        360       $360,000.00   01-Feb-98
  7.875        360       $409,000.00   01-Jan-98
  7.875        360       $250,000.00   01-Feb-98
  7.625        360       $440,000.00   01-Feb-98
  7.875        360       $232,000.00   01-Mar-98
  8.000        360       $241,000.00   01-Jan-98
  7.375        360       $259,000.00   01-Jan-98
  7.500        360       $650,000.00   01-Jan-98
  7.625        360       $319,200.00   01-Feb-98
  7.375        360       $350,000.00   01-Feb-98
  7.750        360       $400,000.00   01-Mar-98
  7.625        360       $508,000.00   01-Jan-98
  7.500        360       $551,200.00   01-Feb-98
  7.125        360       $500,000.00   01-Feb-98
  7.875        360       $233,100.00   01-Jan-98
  7.875        360       $368,000.00   01-Feb-98
  7.625        360       $455,000.00   01-Feb-98


-----------------------------------------------------------------------------------
PI_PAY PAID_THRU        BALANCE LTV PROPTYPE        OCCUPANCY         POOL NOTEDATE
-----------------------------------------------------------------------------------
$1,961.52  01-Mar-98    $280,338.52  80.00 SFD        PRIMARY           1 31-Oct-97
$1,629.12  01-Mar-98    $226,915.40  69.00 SFD        PRIMARY           1 07-Nov-97
$2,557.73  01-Mar-98    $364,703.86  90.00 SFD        PRIMARY           1 24-Oct-97
$1,613.77  01-Mar-98    $227,333.60  95.00 CONDO      PRIMARY           1 28-Oct-97
$1,706.08  01-Mar-98    $243,453.33  80.00 SFD        PRIMARY           1 13-Nov-97
$1,715.15  01-Mar-98    $235,892.40  95.00 SFD        PRIMARY           1 06-Oct-97
$4,985.52  01-Mar-98    $740,000.00  42.30 SFD        PRIMARY           1 03-Feb-98
$2,283.97  01-Mar-98    $314,289.75  90.00 SFD        PRIMARY           1 04-Nov-97
$3,662.83  01-Mar-98    $515,987.47  71.40 SFD        PRIMARY           1 23-Oct-97
$2,189.44  01-Mar-98    $314,765.11  65.40 SFD        PRIMARY           1 04-Nov-97
$1,929.80  01-Mar-98    $262,467.06  76.30 SFD        PRIMARY           1 10-Nov-97
$3,922.51  01-Mar-98    $574,100.19  65.80 SFD        PRIMARY           1 26-Dec-97
$2,102.70  01-Mar-98    $289,397.35  74.40 SFD        PRIMARY           1 24-Nov-97
$3,190.31  01-Mar-98    $439,085.59  80.00 SFD        PRIMARY           1 19-Nov-97
$2,256.70  01-Mar-98    $314,553.91  73.30 SFD        PRIMARY           1 05-Dec-97
$2,740.61  01-Mar-98    $372,743.15  90.00 SFD        PRIMARY           1 17-Nov-97
$2,080.91  01-Mar-98    $293,787.22  65.40 PUD        PRIMARY           1 30-Jan-98
$1,984.88  01-Mar-98    $272,988.96  75.00 SFD        PRIMARY           1 10-Oct-97
$1,953.66  01-Mar-98    $272,313.81  78.60 SFD        PRIMARY           1 08-Dec-97
$2,387.62  01-Mar-98    $350,000.00  79.60 PUD        PRIMARY           1 12-Feb-98
$1,985.69  01-Mar-98    $286,839.67  68.90 SFD        PRIMARY           1 04-Nov-97
$1,840.26  01-Mar-98    $259,431.87  80.80 SFD        PRIMARY           1 04-Nov-97
$2,180.00  01-Mar-98    $307,552.75  80.00 SFD        PRIMARY           1 08-Dec-97
$1,769.17  01-Mar-98    $243,492.93  80.00 SFD        PRIMARY           1 19-Nov-97
$1,690.73  01-Mar-98    $235,665.80  80.00 CONDO      PRIMARY           1 23-Dec-97
$2,395.09  01-Mar-98    $359,408.10  68.00 PUD        PRIMARY           1 17-Dec-97
$2,965.53  01-Mar-98    $408,150.05  66.00 SFD        PRIMARY           1 07-Nov-97
$1,812.67  01-Mar-98    $249,654.77  71.90 SFD        PRIMARY           1 19-Dec-97
$3,114.29  01-Mar-98    $439,361.06  80.00 SFD        PRIMARY           1 16-Dec-97
$1,682.16  01-Mar-98    $231,840.34  71.20 SFD        PRIMARY           1 09-Jan-98
$1,768.37  01-Mar-98    $240,511.65  74.20 CONDO      PRIMARY           1 08-Nov-97
$1,788.85  01-Mar-98    $258,405.12  79.50 SFD        PRIMARY           1 21-Nov-97
$4,544.89  01-Mar-98    $648,543.77  76.50 PUD        PRIMARY           1 18-Nov-97
$2,259.28  01-Mar-98    $318,736.47  80.00 SFD        PRIMARY           1 15-Dec-97
$2,417.36  01-Mar-98    $349,465.72  50.00 SFD        PRIMARY           1 23-Dec-97
$2,865.65  01-Mar-98    $399,717.67  57.90 SFD        PRIMARY           1 30-Jan-98
$3,595.59  01-Mar-98    $506,889.96  80.00 SFD        PRIMARY           1 26-Nov-97
$3,854.07  01-Mar-98    $550,379.30  79.90 PUD        PRIMARY           1 11-Dec-97
$3,368.59  01-Mar-98    $499,197.95  61.80 PUD        PRIMARY           1 18-Dec-97
$1,690.14  01-Mar-98    $232,110.78  90.00 SFD        PRIMARY           1 21-Nov-97
$2,668.26  01-Mar-98    $365,832.64  80.00 SFD        PRIMARY           1 04-Dec-97
$3,220.46  01-Mar-98    $454,339.28  73.40 SFD        PRIMARY           1 11-Dec-97

----------------------------------------------------------------------------------------------------------
LOAN_ID                                 ADDRESS                          CITY             STATE    ZIPCODE
----------------------------------------------------------------------------------------------------------
601800899                         123 GLEZEN ST                     WAYLAND                 MA        1778
601805133                         17512 HILLTOP VIEW DR             NORTHVILLE              MI       48167
601805872                         1418 E LAKESHORE DR               LAKE STEVENS            WA       98258
601807282                         2528 APPLETREE DR                 PITTSBURGH              PA       15241
601808103                         15006 FOX BRANCH LN               MIDLOTHIAN              VA       23112
601808831                         9312 POWER DR                     HUNTINGTON BEACH        CA       92646
601809035                         5 BIG TREE ROAD                   WOODSIDE                CA       94062
601809080                         4910 163RD AVE NE                 REDMOND                 WA       98052
601809661                         104 MONASTERIO CT                 SAN RAMON               CA       94583
601809683                         824 HILBERRY CT                   LA GRANGE               IL       60525
601809707                         114 HILLTOP LN                    WYCKOFF                 NJ        7481
601809809                         3821 HOUNDSTOOTH CT               RICHMOND                VA       23233
601809876                         422 ALBERT ST                     RAMSEY                  NJ        7446
601809887                         1064 EAST 500 SOUTH               SALT LAKE CITY          UT       84102
601810686                         612 LYNBROOK RD                   NASHVILLE               TN       37215
601810755                         3673 MARCY STREET                 MOHEGAN LAKE            NY       10547
601810891                         7115 W RIVERVIEW DR               COEUR D ALENE           ID       83814
601810904                         4980 CRABAPPLE CT                 WEST BLOOMFIELD         MI       48322
601811654                         45 HARDING DR                     SOUTH ORANGE            NJ        7079
601812575                         38428 KINGSWAY CT                 FARMINGTON HILLS        MI       48331
601813473                         8 SWALLOW LN                      HUNTINGTON              NY       11743
601816352                         10069 GRUBBS RD                   WEXFORD                 PA       15090
601816579                         127 S HOME                        PARK RIDGE              IL       60068
601817718                         4574 WALKER RD                    TOCCOA                  GA       30577
601818504                         7581 W 128TH ST                   SAINT PAUL              MN       55124
601820063                         16 WELLESLEY COURT                COTO DE CAZA            CA       92679
601820074                         2727 CARRIAGEDALE                 LA JOLLA                CA       92037
601820096                         31291 VIA DEL VERDE               SAN JUAN CAPISTRANO     CA       92675
601820198                         456 BEACH 145TH ST                FAR ROCKAWAY            NY       11694
601820290                         6727 CONDOR RUN                   LITTLETON               CO       80125
601821100                         550 COLGATE DR                    IRVINE                  CA       92714
601821428                         18754 STRATTON LN                 HUNTINGTON BEAC         CA       92648
601822010                         46 SEAWALL RD                     RANCHO PALOS VE         CA       90275
601822101                         626 BARON DEKALB RD               WAYNE                   PA       19087
601822156                         140 CEDAR GROVE                   DAVIDSON                NC       28036
601823293                         4901 GULFSHORE BLVD               NAPLES                  FL       34103
601824385                         4853 DOWNING RD                   LAKELAND                MI       48143
601825898                         156 TAMARAC RD                    BOLTON                  CT        6043
601826376                         10311 NORTH BOYD AVENUE           FRESNO                  CA       93720
601828016                         16600 PEQUENO PL                  PACIFIC PALISAD         CA       90272
601828072                         34 ROYAL OAKS CIR                 DENTON                  TX       76205
601830511                         13230 STABLE BROOK                HERNDON                 VA       20171

-----------------------------------------------------
INT_RATE   LOANTERM      ORIGINAL           PYMTDATE
-----------------------------------------------------
7.875        360        $280,000.00         01-Feb-98
7.750        360        $291,000.00         01-Mar-98
7.625        360        $443,500.00         01-Jan-98
7.500        360        $265,000.00         01-Mar-98
7.750        360        $266,000.00         01-Mar-98
7.000        360        $366,850.00         01-Feb-98
7.250        360        $350,000.00         01-Jan-98
7.500        360        $379,000.00         01-Mar-98
7.500        360        $233,500.00         01-Feb-98
7.625        360        $279,000.00         01-Feb-98
7.625        360        $372,300.00         01-Feb-98
7.750        360        $297,800.00         01-Feb-98
7.625        360        $265,000.00         01-Feb-98
7.500        360        $238,500.00         01-Jan-98
7.625        360        $255,000.00         01-Feb-98
7.000        360        $294,500.00         01-Jan-98
7.250        360        $264,000.00         01-Feb-98
7.750        360        $279,800.00         01-Feb-98
7.500        360        $270,000.00         01-Mar-98
7.875        360        $316,000.00         01-Feb-98
7.000        360        $236,000.00         01-Feb-98
7.500        360        $448,000.00         01-Feb-98
7.750        360        $380,000.00         01-Feb-98
7.500        360        $320,400.00         01-Feb-98
7.625        360        $310,000.00         01-Feb-98
7.750        360        $276,000.00         01-Feb-98
7.500        360        $421,750.00         01-Feb-98
7.625        360        $330,000.00         01-Feb-98
7.750        360        $244,000.00         01-Feb-98
6.875        360        $311,500.00         01-Mar-98
7.625        360        $228,000.00         01-Jan-98
7.625        360        $282,350.00         01-Feb-98
7.875        360        $409,100.00         01-Jan-98
7.750        360        $270,750.00         01-Feb-98
7.375        360        $335,000.00         01-Feb-98
7.250        360        $432,000.00         01-Jan-98
7.875        360        $240,000.00         01-Feb-98
7.500        360        $240,000.00         01-Feb-98
7.375        360        $299,250.00         01-Mar-98
7.500        360        $476,000.00         01-Feb-98
7.500        360        $267,900.00         01-Feb-98
7.500        360        $271,200.00         01-Feb-98

-------------------------------------------------------------------------------------
PI_PAY PAID_THRU       BALANCE       LTV PROPTYPE      OCCUPANCY       POOL NOTEDATE
-------------------------------------------------------------------------------------
$2,030.19 01-Mar-98    $279,613.35       80.00 SFD         PRIMARY         1 12-Dec-97
$2,084.76 01-Mar-98    $290,794.61       66.20 SFD         PRIMARY         1 30-Dec-97
$3,139.07 01-Mar-98    $442,530.87       72.80 SFD         PRIMARY         1 21-Nov-97
$1,852.92 01-Mar-98    $264,803.33       78.90 SFD         PRIMARY         1 05-Jan-98
$1,905.66 01-Mar-98    $265,812.26       95.00 SFD         PRIMARY         1 23-Jan-98
$2,440.66 01-Mar-98    $366,246.84       60.70 SFD         PRIMARY         1 17-Dec-97
$2,387.62 01-Mar-98    $349,175.92       78.70 SFD         PRIMARY         1 21-Nov-97
$2,650.02 01-Mar-98    $378,718.73       76.60 SFD         PRIMARY         1 14-Jan-98
$1,632.67 01-Mar-98    $233,152.33       73.00 PUD         PRIMARY         1 12-Dec-97
$1,974.74 01-Mar-98    $278,594.86       90.00 SFD         PRIMARY         1 23-Dec-97
$2,635.12 01-Mar-98    $371,759.36       80.00 SFD         PRIMARY         1 31-Dec-97
$2,133.48 01-Mar-98    $297,378.26       95.00 SFD         PRIMARY         1 23-Dec-97
$1,875.65 01-Mar-98    $264,615.19       68.00 SFD         PRIMARY         1 15-Dec-97
$1,667.63 01-Mar-98    $237,965.67       88.40 SFD         PRIMARY         1 01-Dec-97
$1,804.87 01-Mar-98    $254,629.71       54.90 SFD         PRIMARY         1 15-Dec-97
$1,959.32 01-Mar-98    $293,771.56       95.00 SFD         PRIMARY         1 17-Nov-97
$1,800.95 01-Mar-98    $263,586.86       80.00 SFD         PRIMARY         1 19-Dec-97
$2,004.52 01-Mar-98    $279,403.75       90.00 SFD         PRIMARY         1 17-Dec-97
$1,887.88 01-Mar-98    $269,799.62       69.30 SFD         PRIMARY         1 21-Jan-98
$2,291.22 01-Mar-98    $315,562.04       80.00 SFD         PRIMARY         1 05-Dec-97
$1,570.11 01-Mar-98    $235,611.99       76.20 SFD         PRIMARY         1 09-Dec-97
$3,132.48 01-Mar-98    $447,332.96       74.00 SFD         PRIMARY         1 19-Dec-97
$2,722.37 01-Mar-98    $379,461.86       69.10 SFD         PRIMARY         1 08-Dec-97
$2,240.28 01-Mar-98    $319,922.95       89.90 SFD         PRIMARY         1 15-Dec-97
$2,194.16 01-Mar-98    $309,532.32       74.10 SFD         PRIMARY         1 15-Dec-97
$1,977.30 01-Mar-98    $275,609.14       80.00 SFD         PRIMARY         1 16-Dec-97
$2,948.94 01-Mar-98    $421,122.04       80.00 PUD         PRIMARY         1 22-Dec-97
$2,335.72 01-Mar-98    $329,520.80       80.00 SFD         PRIMARY         1 17-Dec-97
$1,748.05 01-Mar-98    $243,654.45       74.00 SFD         PRIMARY         1 09-Dec-97
$2,046.33 01-Mar-98    $311,238.31       77.90 SFD         PRIMARY         1 09-Jan-98
$1,613.77 01-Mar-98    $227,501.79       80.00 SFD         PRIMARY         1 15-Nov-97
$1,998.46 01-Mar-98    $281,939.98       80.00 SFD         PRIMARY         1 19-Dec-97
$2,966.26 01-Mar-98    $408,249.82       78.70 SFD         PRIMARY         1 24-Nov-97
$1,939.69 01-Mar-98    $270,366.57       95.00 SFD         PRIMARY         1 15-Dec-97
$2,313.76 01-Mar-98    $333,284.93       78.70 SFD         PRIMARY         1 19-Dec-97
$2,947.00 01-Mar-98    $430,982.88       80.00 CONDO       PRIMARY         1 21-Nov-97
$1,740.17 01-Mar-98    $239,267.26       71.70 SFD         PRIMARY         1 03-Dec-97
$1,678.11 01-Mar-98    $239,642.67       74.60 SFD         PRIMARY         1 15-Dec-97
$2,066.85 01-Mar-98    $299,022.29       95.00 SFD         PRIMARY         1 30-Jan-98
$3,328.26 01-Mar-98    $475,291.27       80.00 SFD         PRIMARY         1 31-Dec-97
$1,873.20 01-Mar-98    $267,501.11       95.00 SFD         PRIMARY         1 03-Dec-97
$1,896.27 01-Mar-98    $270,796.20       80.00 SFD         PRIMARY         1 23-Dec-97

----------------------------------------------------------------------------------
LOAN_ID                 ADDRESS                    CITY          STATE     ZIPCODE
----------------------------------------------------------------------------------
601831727          6711 WEST MERCER WAY       MERCER ISLAND        WA        98040
601832911          88A BEACH ST               COHASSET             MA         2025
601833353          19268 BRECKORIDGE LN       HUNTINGTON BEACH     CA        92648
601834504          RT 11 BOX 72A              HARRISONBURG         VA        22801
601836005          12577 NW HARTFORD ST       PORTLAND             OR        97229
601836937          23658 WINTERGREEN CIR      NOVI                 MI        48374
601838347          11246 FITZSIMMONS LN       UNION                KY        41091
601840535          1328 BULRUSH CT            CARLSBAD             CA        92009
601840568          6568 ASHBURY CIR           HUNTINGTON BEACH     CA        92648
601840706          19250 BECKONRIDGE LN       HUNTINGTON BEAC      CA        92648
601842786          14 DOGWOOD LN              BOONTON              NJ         7005
601843798          912 HIDDEN OAK PLACE       BRENTWOOD            TN        37027
601845255          3396 LAKESIDE DR           EUGENE               OR        97401
601849384          14601 THICKET LN           DAYTON               MN        55327
601855203          33 HEIGHTS ROAD            MANHASSET            NY        11030
601855407          6455 WESTCHESTER PL        CUMMING              GA        30041
601859423          4200 CHURCHILL DOWNS       AUSTIN               TX        78746
601863418          #VALUE!                    FORT MYERS           FL        33908
601866411          122 SCOTT HILL RD  1404    BEAVER CREEK         CO        81620
601870861          1970 WOODSMAN              GROVELAND TWP.       MI        48462
601873717          4811 ISLAND POND CT  304   BONITA SPRINGS       FL        34134
601874013          8545 35 MILE RD            ROMEO                MI        48065
601875252          1116 GRAY FOX LN           FRANKLIN             TN        37069
601875731          16816 GRAYS BAY BLVD       WAYZATA              MN        55391
601875946          16896 WILDERNESS WAY       JACKSON              CA        95642
601876607          15 BISHOPS CT              SUGAR LAND           TX        77479
601876652          6132 MT RUSHMORE CIR       CASTRO VALLEY        CA        94552
601882729          31272 VIA DEL VERDE        SAN JUAN CAPISTRANO  CA        92675
601882901          170 GILBERT AVE            SANTA CLARA          CA        95051
601883731          21 SAINT JOHN DR           LAKE ZURICH          IL        60047
601883899          731 YUROK CT               FREMONT              CA        94539
601889851          1911 VISTA GRANDE RD       EL CAJON             CA        92019
601889908          3516 N SHEFFIELD   #IFS    CHICAGO              IL        60657
601890499          1912 FALLING STAR AVE      THOUSAND OAKS        CA        91362
601890650          16401 OTSEGO AVE           ENCINO               CA        91316
601890729          38 CYPRESS NECK RD         LINCROFT             NJ         7738
601890785          3745 SW 48TH PL            PORTLAND             OR        97221
601892139          9180 COUNTRY RD  #116      CORCORAN             MN        55374
601893700          520 WEST 110TH ST APT 4B   NEW YORK             NY        10025
601893777          1145 EDGEWATER DR          ATLANTA              GA        30328
601895110          7845 SW 165 ST             MIAMI                FL        33157
601896770          24 NEW DAWN                IRVINE               CA        92720

--------------------------------------------
INT_RATE LOANTERM     ORIGINAL      PYMTDATE
--------------------------------------------
  7.625    360      $227,550.00    01-Feb-98
  8.000    360      $436,500.00    01-Feb-98
  7.500    360      $455,900.00    01-Feb-98
  7.500    360      $250,000.00    01-Feb-98
  7.125    360      $292,500.00    01-Feb-98
  7.750    360      $335,000.00    01-Feb-98
  7.500    360      $322,500.00    01-Feb-98
  7.000    360      $362,700.00    01-Apr-98
  7.375    360      $416,100.00    01-Feb-98
  7.375    360      $300,000.00    01-Feb-98
  7.625    360      $270,000.00    01-Mar-98
  7.500    360      $260,000.00    01-Feb-98
  7.750    360      $260,000.00    01-Feb-98
  8.125    360      $546,000.00    01-Feb-98
  6.750    360      $500,000.00    01-Apr-98
  7.625    360      $473,000.00    01-Feb-98
  7.375    360      $815,000.00    01-Feb-98
  7.625    360      $300,000.00    01-Feb-98
  8.000    360      $740,000.00    01-Feb-98
  7.625    360      $256,500.00    01-Apr-98
  7.625    360      $304,000.00    01-Feb-98
  7.875    360      $320,000.00    01-Feb-98
  7.625    360      $280,000.00    01-Feb-98
  7.750    360      $600,000.00    01-Feb-98
  7.750    360      $329,600.00    01-Feb-98
  7.250    360      $289,100.00    01-Feb-98
  8.000    360      $237,500.00    01-Feb-98
  7.375    360      $298,300.00    01-Feb-98
  7.750    360      $292,600.00    01-Feb-98
  7.750    360      $420,000.00    01-Feb-98
  7.375    360      $504,400.00    01-Mar-98
  7.750    360      $252,000.00    01-Feb-98
  8.000    360      $236,600.00    01-Feb-98
  7.250    360      $544,000.00    01-Mar-98
  7.500    360      $294,000.00    01-Feb-98
  7.250    360      $236,500.00    01-Feb-98
  7.250    360      $296,250.00    01-Mar-98
  7.750    360      $267,550.00    01-Feb-98
  7.875    360      $232,000.00    01-Mar-98
  7.250    360      $375,000.00    01-Mar-98
  7.750    360      $300,000.00    01-Feb-98
  7.625    360      $588,800.00    01-Feb-98

----------------------------------------------------------------------------------------
PI_PAY    PAID_THRU     BALANCE         LTV   PROPTYPE        OCCUPANCY   POOL  NOTEDATE
----------------------------------------------------------------------------------------
$1,610.58 01-Mar-98   $226,818.28      45.70    SFD            PRIMARY     1   19-Dec-97
$3,202.88 01-Mar-98   $435,912.29      62.90    SFD            PRIMARY     1   30-Dec-97
$3,187.72 01-Mar-98   $455,221.20      80.00    PUD            PRIMARY     1   26-Dec-97
$1,748.04 01-Mar-98   $249,627.76      79.90    SFD            PRIMARY     1   23-Dec-97
$1,970.63 01-Mar-98   $292,030.79      75.00    PUD            PRIMARY     1   24-Dec-97
$2,399.98 01-Mar-98   $331,724.48      66.40    SFD            PRIMARY     1   19-Dec-97
$2,254.97 01-Mar-98   $320,525.10      73.30    SFD            PRIMARY     1   17-Dec-97
$2,413.05 01-Mar-98   $362,700.00      80.00    PUD            PRIMARY     1   10-Feb-98
$2,873.90 01-Mar-98   $415,464.82      80.00    PUD            PRIMARY     1   26-Dec-97
$2,072.03 01-Mar-98   $298,538.96      65.30    PUD            PRIMARY     1   17-Dec-97
$1,911.04 01-Mar-98   $269,804.59      62.80    SFD            PRIMARY     1   02-Feb-98
$1,817.96 01-Mar-98   $259,311.94      69.40    SFD            PRIMARY     1   23-Dec-97
$1,862.67 01-Mar-98   $259,631.79      80.00    SFD            PRIMARY     1   05-Dec-97
$4,054.03 01-Mar-98   $545,283.27      78.00    SFD            PRIMARY     1   24-Dec-97
$3,242.99 01-Mar-98   $500,000.00      53.00    SFD            PRIMARY     1   04-Feb-98
$3,347.86 01-Mar-98   $472,313.15      78.90    SFD            PRIMARY     1   16-Dec-97
$5,629.00 01-Mar-98   $813,755.89      57.90    SFD            PRIMARY     1   23-Dec-97
$2,123.38 01-Mar-98   $298,200.54      79.00    CONDO          SECOND-HOME 1   29-Dec-97
$5,429.86 01-Mar-98   $739,003.63      67.90    CONDO          PRIMARY     1   29-Dec-97
$1,815.49 01-Mar-98   $256,500.00      76.60    SFD            PRIMARY     1   06-Feb-98
$2,151.69 01-Mar-98   $303,558.56      80.00    CONDO          SECOND-HOME 1   23-Dec-97
$2,320.22 01-Mar-98   $319,045.98      88.90    SFD            PRIMARY     1   19-Dec-97
$1,981.82 01-Mar-98   $279,593.41      79.60    SFD            PRIMARY     1   04-Dec-97
$4,298.47 01-Mar-98   $599,150.30      75.00    SFD            PRIMARY     1   18-Dec-97
$2,361.29 01-Mar-98   $328,894.54      80.00    SFD            PRIMARY     1   17-Dec-97
$1,972.17 01-Mar-98   $288,647.57      75.40    SFD            PRIMARY     1   18-Dec-97
$1,742.69 01-Mar-98   $237,180.22      95.00    SFD            PRIMARY     1   18-Dec-97
$2,060.28 01-Mar-98   $297,844.65      80.00    PUD            PRIMARY     1   30-Dec-97
$2,096.22 01-Mar-98   $292,185.64      80.00    SFD            PRIMARY     1   30-Dec-97
$3,008.93 01-Mar-98   $419,405.23      84.00    SFD            PRIMARY     1   10-Dec-97
$3,483.77 01-Mar-98   $504,016.19      80.00    SFD            PRIMARY     1   13-Jan-98
$1,805.36 01-Mar-98   $251,643.13      75.45    SFD            PRIMARY     1   29-Dec-97
$1,736.09 01-Mar-98   $236,281.40      90.40    CONDO          PRIMARY     1   19-Dec-97
$3,711.04 01-Mar-98   $540,286.67      80.00    SFD            PRIMARY     1   09-Jan-98
$2,055.69 01-Mar-98   $293,562.26      70.00    PUD            PRIMARY     1   26-Dec-97
$1,613.35 01-Mar-98   $236,129.89      76.30    SFD            PRIMARY     1   18-Dec-97
$2,020.95 01-Mar-98   $296,018.89      75.00    SFD            PRIMARY     1   02-Jan-98
$1,916.76 01-Mar-98   $267,171.12      78.20    SFD            PRIMARY     1   19-Dec-97
$1,682.16 01-Mar-98   $231,840.34      80.00    SFD            PRIMARY     1   08-Jan-98
$2,558.16 01-Mar-98   $374,707.47      64.90    SFD            PRIMARY     1   12-Jan-98
$2,149.24 01-Mar-98   $299,575.15      92.40    SFD            PRIMARY     1   29-Dec-97
$4,167.49 01-Mar-98   $587,939.55      80.00    PUD            PRIMARY     1   22-Dec-97

----------------------------------------------------------------------------------
LOAN_ID             ADDRESS                       CITY            STATE     ZIPCODE
----------------------------------------------------------------------------------
601897361 7515 NE WEST PORT MADISON RD      BAINBRIDGE ISLAND       WA       98110
601897828 4918 FREDRICK AVE                 LA CRESCENTA            CA       91214
601898749 8463 ABBINGTON CIRCLE             NAPLES                  FL       34103
601899795 4 MEADOWS END                     WEBSTER                 NY       14580
601899988 42643 ARJAY DR                    MURRIETA                CA       92562
601902120 7005 CATTAIL PL                   CARLSBAD                CA       92009
601902676 106 LAUREL DR                     HURRICANE               WV       25526
601902825 307 MACLAREN LANE                 LAKE BLUFF              IL       60044
601910803 32623 DEEP FOREST RD              EVERGREEN               CO       80439
601911392 17503 CYPRESS GLEN                CYPRESS                 TX       77429
601911699 731 BURMA RD                      FALLBROOK               CA       92028
601911995 4310 ST MICHAELS CT               SUGAR LAND              TX       77479
601912020 11664 WILLS CREEK RD              SAN DIEGO               CA       92131
601915318 102 FOX RUN DR                    MANDEVILLE              LA       70471
601916730 495 HOYT ST                       DARIEN                  CT        6820
601916774 70 ST GEORGE PLACE                PALM BEACH GARDENS      FL       33418
601916821 11 NEW DAWN                       IRVINE                  CA       92720
601919049 1393 BURNSIDE CT                  LONG GROVE              IL       60047
601919130 20072 GREEN SPRING RD             ABINGDON                VA       24211
601919152 7440 W SHORE DR                   EDINA                   MN       55435
601919196 1509 E CATAMARAN DR               GILBERT                 AZ       85234
601919232 2400 SUGARLOAF CLUB DR            DULUTH                  GA       30096
601919265 202 RIVER BROOK CIR               NORRISTOWN              PA       19403
601919287 6 MEASOW BROOK CIR                SHREWSBURY              MA        1545
601919298 1307 WOODHEAD STREET              HOUSTON                 TX       77019
601919356 7665 TREE RIDGE CT                ATLANTA                 GA       30350
601919378 2508 HATCHER MOUNTAIN RD          SEVIERVILLE             TN       37862
601920678 146 NASSAU BLVD                   GARDEN CITY             NY       11530
601922384 5005 BRUCE AVE                    MINNEAPOLIS             MN       55424
601924832 30191 KINGS VALLEY EAST DR        CONIFER                 CO       80433
601924854 6812 DAKOTA TRAIL                 EDINA                   MN       55435
601926300 11808 DOROTHY ST  301             LOS ANGELES             CA       90049
601926399 68 RIVERVIEW RD                   IRVINGTON               NY       10533
601926561 119 PINACLE RIDGE CT              DANVILLE                CA       94506
601926572 1145 ABERDEEN DR                  ANN ARBOR               MI       48104
601932525 4841 SHEARWATER LN                NAPLES                  FL       34119
601934435 47363 ADAMS CT                    PLYMOUTH                MI       48170
601934572 730 PIERCY RD                     SAN JOSE                CA       95138
601935697 19631 VISTA DEL VALLE             SANTA ANA               CA       92705
601936756 16681 BARUNA LN                   HUNTINGTON BEAC         CA       92649
601936814 1308 ECHO VALLEY DRIVE            SAN JOSE                CA       95120
601937483 6430 REGENT ST                    OAKLAND                 CA       94606

---------------------------------------------
INT_RATE    LOANTERM      ORIGINAL   PYMTDATE
---------------------------------------------
7.500         360       $290,400.00 01-Feb-98
7.625         360       $254,000.00 01-Feb-98
7.500         360       $295,000.00 01-Mar-98
7.750         360       $243,950.00 01-Feb-98
7.375         360       $528,000.00 01-Feb-98
7.375         360       $345,950.00 01-Feb-98
7.500         360       $292,550.00 01-Feb-98
7.500         360       $250,000.00 01-Feb-98
7.500         360       $412,500.00 01-Mar-98
7.375         360       $318,000.00 01-Feb-98
7.625         360       $370,000.00 01-Feb-98
7.375         360       $290,000.00 01-Feb-98
7.875         360       $336,000.00 01-Feb-98
7.500         360       $288,000.00 01-Feb-98
7.625         360       $365,000.00 01-Apr-98
7.500         360       $616,000.00 01-Mar-98
7.250         360       $418,300.00 01-Feb-98
7.250         360       $286,000.00 01-Mar-98
7.750         360       $297,500.00 01-Feb-98
7.250         360       $256,000.00 01-Feb-98
7.875         360       $301,500.00 01-Feb-98
7.625         360       $504,000.00 01-Feb-98
7.875         360       $247,000.00 01-Feb-98
7.750         360       $320,000.00 01-Feb-98
7.500         360       $242,250.00 01-Feb-98
7.500         360       $381,000.00 01-Mar-98
7.250         360       $236,000.00 01-Mar-98
7.375         360       $430,000.00 01-Mar-98
7.375         360       $275,400.00 01-Feb-98
7.625         360       $299,250.00 01-Feb-98
7.875         360       $318,000.00 01-Feb-98
7.750         360       $312,000.00 01-Feb-98
7.750         360       $440,000.00 01-Feb-98
7.875         360       $290,000.00 01-Feb-98
8.000         360       $250,000.00 01-Feb-98
7.875         360       $236,000.00 01-Feb-98
7.500         360       $325,000.00 01-Feb-98
7.375         360       $374,400.00 01-Feb-98
7.750         360       $470,700.00 01-Feb-98
7.500         360       $367,000.00 01-Feb-98
7.250         360       $520,000.00 01-Feb-98
7.750         360       $266,000.00 01-Mar-98

-------------------------------------------------------------------------------------------
PI_PAY    PAID_THRU      BALANCE       LTV PROPTYPE         OCCUPANCY        POOL  NOTEDATE
-------------------------------------------------------------------------------------------
$2,030.52 01-Mar-98    $289,093.88      80.00 SFD            PRIMARY          1 24-Dec-97
$1,797.80 01-Mar-98    $253,631.15      72.60 SFD            PRIMARY          1 11-Dec-97
$2,062.68 01-Mar-98    $294,781.07      93.70 CONDO          PRIMARY          1 30-Jan-98
$1,747.69 01-Mar-98    $243,604.53      84.20 SFD            PRIMARY          1 18-Dec-97
$3,646.76 01-Mar-98    $527,194.01      80.00 SFD            PRIMARY          1 15-Dec-97
$2,389.39 01-Mar-98    $345,421.90      80.00 PUD            PRIMARY          1 30-Dec-97
$2,045.55 01-Mar-98    $292,114.42      79.30 SFD            PRIMARY          1 23-Dec-97
$1,748.04 01-Mar-98    $249,226.51      83.40 SFD            PRIMARY          1 16-Dec-97
$2,884.26 01-Mar-98    $412,193.87      75.00 SFD            PRIMARY          1 08-Jan-98
$2,196.35 01-Mar-98    $317,514.56      80.00 SFD            PRIMARY          1 22-Dec-97
$2,618.84 01-Mar-98    $369,462.70      67.30 SFD            PRIMARY          1 19-Dec-97
$2,002.96 01-Mar-98    $289,557.31      74.40 SFD            PRIMARY          1 29-Dec-97
$2,436.23 01-Mar-98    $335,536.02      75.90 SFD            PRIMARY          1 24-Dec-97
$2,013.74 01-Mar-98    $287,571.18      64.50 SFD            PRIMARY          1 24-Dec-97
$2,583.45 01-Mar-98    $365,000.00      66.40 SFD            PRIMARY          1 03-Feb-98
$4,307.16 01-Mar-98    $615,350.00      72.50 PUD            PRIMARY          1 12-Jan-98
$2,853.54 01-Mar-98    $417,645.41      63.80 PUD            PRIMARY          1 19-Dec-97
$1,951.02 01-Mar-98    $285,776.90      58.40 PUD            PRIMARY          1 16-Jan-98
$2,131.33 01-Mar-98    $297,003.41      85.00 SFD            PRIMARY          1 31-Dec-97
$1,746.37 01-Mar-98    $255,599.37      80.00 SFD            PRIMARY          1 30-Dec-97
$2,186.08 01-Mar-98    $301,082.16      90.00 SFD            PRIMARY          1 04-Dec-97
$3,567.28 01-Mar-98    $503,268.12      80.00 SFD            PRIMARY          1 08-Dec-97
$1,790.92 01-Mar-98    $246,658.90      95.00 SFD            PRIMARY          1 29-Dec-97
$2,292.52 01-Mar-98    $319,546.84      64.00 SFD            PRIMARY          1 22-Dec-97
$1,693.85 01-Mar-98    $237,193.45      95.00 TOWNHOUSE      PRIMARY          1 16-Dec-97
$2,664.01 01-Mar-98    $380,717.24      75.00 SFD            PRIMARY          1 05-Jan-98
$1,609.94 01-Mar-98    $235,815.89      80.00 SFD            SECOND-HOME      1 05-Jan-98
$2,969.90 01-Mar-98    $429,672.81      79.20 SFD            PRIMARY          1 30-Jan-98
$1,902.12 01-Mar-98    $274,979.59      90.00 SFD            PRIMARY          1 12-Dec-97
$2,118.07 01-Mar-98    $298,815.45      95.00 SFD            PRIMARY          1 22-Dec-97
$2,305.72 01-Mar-98    $317,560.88      89.60 SFD            PRIMARY          1 17-Dec-97
$2,235.21 01-Mar-98    $311,558.16      80.00 CONDO          PRIMARY          1 09-Dec-97
$3,152.21 01-Mar-98    $439,376.91      80.00 SFD            PRIMARY          1 29-Dec-97
$2,102.70 01-Mar-98    $289,599.55      78.40 SFD            PRIMARY          1 24-Dec-97
$1,834.41 01-Mar-98    $249,663.38      64.30 SFD            PRIMARY          1 23-Dec-97
$1,711.16 01-Mar-98    $235,674.11      75.00 SFD            PRIMARY          1 19-Dec-97
$2,272.45 01-Mar-98    $324,516.09      58.20 SFD            PRIMARY          1 24-Dec-97
$2,585.89 01-Mar-98    $373,828.47      80.00 SFD            PRIMARY          1 23-Dec-97
$3,372.15 01-Mar-98    $468,773.68      76.60 SFD            PRIMARY          1 21-Dec-97
$2,566.12 01-Mar-98    $366,453.56      77.30 SFD            PRIMARY          1 19-Dec-97
$3,547.32 01-Mar-98    $519,186.25      80.00 SFD            PRIMARY          1 19-Dec-97
$1,905.66 01-Mar-98    $265,812.26      62.60 SFD            PRIMARY          1 09-Jan-98

-----------------------------------------------------------------------------------
LOAN_ID             ADDRESS                       CITY            STATE     ZIPCODE
-----------------------------------------------------------------------------------
601937699 5233 W RIVER BEND DRIVE           LIBERTYVILLE            IL       60048
601937768 15725 LAKE ST                     OMAHA                   NE       68116
601937939 12425 STRATFORD RIDGE             CREVE COEUR             MO       63141
601937973 157 HERWORTH DR                   CHESTERFIELD            MO       63005
601937984 1044 ALDERBROOK LN                SAN JOSE                CA       95129
601938042 901 SAGE CT                       CUPERTINO               CA       95014
601938075 3948 SW ARROYO DR                 SEATTLE                 WA       98146
601938122 58 RANDLETT PARK                  NEWTON                  MA        2165
601938235 5257 MILTON RD.                   CARLSBAD                CA       92008
601938280 10116 NEDRA DR                    GREAT FALLS             VA       22066
601938360 4139 FISHER RD                    GREEN BAY               WI       54311
601938587 1781 S STONEBRIDGE                ANN ARBOR               MI       48108
601938736 3600 TORREY VIEW CT               SAN DIEGO               CA       92130
601938758 5220 ST ALBANS BAY RD             SHOREWOOD               MN       55331
601938883 20021 NE 188TH PL                 WOODINVILLE             WA       98072
601938974 3592 TORREY VIEW CT               SAN DIEGO               CA       92130
601939101 513 STRATFORD RD                  FALLSTON                MD       21047
601939225 LOT 7 BLUEBONNET RIDGE            ROCKWALL                TX       75087
601939577 406 S LINCOLN LN                  ARLINGTON HEIGHTS       IL       60005
601939588 1464 23RD AVE                     SAN FRANCISCO           CA       94122
601939657 8011-13 VENETIAN DR               CLAYTON                 MO       63105
601939680 14257 MANDERLEIGH WOODS DR        CHESTERFIELD            MO       63017
601939782 3570 AVOCADO AVE                  MIAMI                   FL       33133
601940547 229 NELLS ROCK ROAD               SHELTON                 CT        6484
601944610 50 CHESTNUT  ST                   CLARENDON HILLS         IL       60514
601944632 915 S MONROE                      HINSDALE                IL       60521
601944836 12 SAGELAND CT                    SCOTTS VALLEY           CA       95008
601945438 4991 CHARA CT                     SAN JOSE                CA       95124
601945472 6043 MEADOW POINTE ROW            LA JOLLA                CA       92037
601945597 129 HILLTOP WAY                   SCOTTS VALLEY           CA       95066
601948603 47A POCONO RIDGE RD               BROOKFIELD              CT        6804
601949114 15 CASSADAY COURT                 LIVERMORE               CA       94550
601949410 244 FOREST AVE                    PALO ALTO               CA       94301
601949487 3971 LAKE WA BLVD S               SEATTLE                 WA       98118
601949498 12 GETNER TR                      NORWALK                 CT        6854
601949524 1315 CHOSSINGTON DR               SAN JOSE                CA       95131
601949784 6 BACON ST                        WINCHESTER              MA        1890
601950016 26691 WARWICK CT                  LAKE FOREST             CA       92630
601950027 239 DEVONSHIRE RD                 DEVON                   PA       19333
601950050 730 S LAKE DAVIS DR               ORLANDO                 FL       32806
601950061 2275 SW 105TH TERR                DAVIE                   FL       33324
601950425 1551 W EAST FORT RD               PARK CITY               UT       84098

---------------------------------------------
INT_RATE    LOANTERM    ORIGINAL    PYMTDATE
---------------------------------------------
7.750       360         $465,000.00 01-Feb-98
7.625       360         $337,500.00 01-Mar-98
7.500       360         $374,000.00 01-Feb-98
7.500       360         $375,600.00 01-Feb-98
7.000       360         $310,000.00 01-Mar-98
7.750       360         $397,000.00 01-Feb-98
7.000       360         $247,000.00 01-Feb-98
7.500       360         $245,000.00 01-Mar-98
7.375       360         $251,100.00 01-Feb-98
6.875       360         $496,000.00 01-Feb-98
7.625       360         $251,500.00 01-Feb-98
7.875       360         $277,300.00 01-Feb-98
7.750       360         $375,700.00 01-Feb-98
7.250       360         $357,000.00 01-Feb-98
7.625       360         $285,000.00 01-Feb-98
7.250       360         $236,650.00 01-Feb-98
7.750       360         $260,700.00 01-Mar-98
7.500       360         $330,000.00 01-Mar-98
7.750       360         $242,250.00 01-Feb-98
7.500       360         $239,600.00 01-Feb-98
7.750       360         $285,500.00 01-Feb-98
7.625       360         $488,000.00 01-Feb-98
7.625       360         $243,000.00 01-Feb-98
7.875       360         $264,950.00 01-Mar-98
7.625       360         $320,000.00 01-Feb-98
7.625       360         $290,000.00 01-Feb-98
6.875       360         $400,000.00 01-Mar-98
7.875       360         $236,000.00 01-Feb-98
7.500       360         $393,250.00 01-Feb-98
7.625       360         $237,500.00 01-Feb-98
7.750       360         $246,000.00 01-Feb-98
7.875       360         $240,000.00 01-Feb-98
7.750       360         $382,000.00 01-Feb-98
6.625       360         $496,000.00 01-Mar-98
7.750       360         $320,000.00 01-Feb-98
7.875       360         $280,000.00 01-Feb-98
7.750       360         $348,000.00 01-Feb-98
7.875       360         $250,000.00 01-Feb-98
7.625       360         $229,400.00 01-Mar-98
7.625       360         $337,500.00 01-Mar-98
7.625       360         $325,000.00 01-Feb-98
7.500       360         $369,000.00 01-Feb-98

-----------------------------------------------------------------------------------
PI_PAY    PAID_THRU      BALANCE     LTV PROPTYPE    OCCUPANCY        POOL NOTEDATE
-----------------------------------------------------------------------------------
$3,331.32 01-Mar-98    $464,341.49    76.90 SFD       PRIMARY          1 19-Dec-97
$2,388.80 01-Mar-98    $337,255.73    80.00 SFD       PRIMARY          1 02-Jan-98
$2,615.06 01-Mar-98    $373,443.15    79.00 PUD       PRIMARY          1 17-Dec-97
$2,626.25 01-Mar-98    $375,040.76    79.10 SFD       PRIMARY          1 26-Dec-97
$2,062.44 01-Mar-98    $309,745.89    68.90 SFD       PRIMARY          1 27-Jan-98
$2,844.16 01-Mar-98    $394,431.33    79.90 SFD       PRIMARY          1 19-Dec-97
$1,643.30 01-Mar-98    $245,739.77    73.80 SFD       PRIMARY          1 18-Dec-97
$1,713.08 01-Mar-98    $244,818.17    74.30 SFD       PRIMARY          1 23-Jan-98
$1,734.29 01-Mar-98    $250,716.68    80.00 SFD       PRIMARY          1 26-Dec-97
$3,258.37 01-Mar-98    $495,164.21    80.00 SFD       PRIMARY          1 30-Dec-97
$1,780.10 01-Mar-98    $251,134.79    69.90 SFD       PRIMARY          1 26-Dec-97
$2,010.62 01-Mar-98    $276,417.07    71.20 SFD       PRIMARY          1 19-Dec-97
$2,691.56 01-Mar-98    $375,167.96    80.00 SFD       SECOND-HOME      1 20-Dec-97
$2,435.37 01-Mar-98    $356,441.33    64.40 SFD       PRIMARY          1 23-Dec-97
$2,017.21 01-Mar-98    $284,586.15    79.20 SFD       PRIMARY          1 15-Dec-97
$1,614.37 01-Mar-98    $236,279.67    58.70 SFD       PRIMARY          1 16-Dec-97
$1,867.69 01-Mar-98    $260,345.77    95.00 PUD       PRIMARY          1 19-Jan-98
$2,307.41 01-Mar-98    $329,755.09    80.00 SFD       PRIMARY          1 03-Feb-98
$1,735.51 01-Mar-98    $241,906.94    95.00 SFD       PRIMARY          1 19-Dec-97
$1,675.32 01-Mar-98    $239,243.25    80.00 SFD       PRIMARY          1 22-Dec-97
$2,045.36 01-Mar-98    $285,095.68    75.20 SFD       PRIMARY          1 18-Dec-97
$3,454.03 01-Mar-98    $487,291.36    71.00 SFD       PRIMARY          1 24-Dec-97
$1,719.94 01-Mar-98    $242,647.13    90.00 SFD       PRIMARY          1 29-Dec-97
$1,921.07 01-Mar-98    $264,767.66    95.00 SFD       PRIMARY          1 23-Jan-98
$2,264.94 01-Mar-98    $319,529.53    61.00 SFD       PRIMARY          1 30-Dec-97
$2,052.60 01-Mar-98    $289,578.86    64.50 SFD       PRIMARY          1 30-Dec-97
$2,627.72 01-Mar-98    $399,663.95    88.90 SFD       PRIMARY          1 06-Jan-98
$1,711.16 01-Mar-98    $235,272.80    72.70 SFD       PRIMARY          1 15-Dec-97
$2,749.66 01-Mar-98    $392,664.48    75.00 SFD       PRIMARY          1 22-Dec-97
$1,681.01 01-Mar-98    $236,955.11    70.70 SFD       PRIMARY          1 30-Dec-97
$1,762.37 01-Mar-98    $245,651.64    72.40 SFD       PRIMARY          1 24-Dec-97
$1,740.17 01-Mar-98    $239,668.58    80.00 SFD       PRIMARY          1 16-Dec-97
$2,736.69 01-Mar-98    $381,332.01    69.50 CONDO     PRIMARY          1 29-Dec-97
$3,175.94 01-Mar-98    $495,562.39    79.36 SFD       PRIMARY          1 20-Jan-98
$2,292.52 01-Mar-98    $319,546.84    80.00 SFD       PRIMARY          1 29-Dec-97
$2,030.19 01-Mar-98    $279,613.36    80.00 SFD       PRIMARY          1 16-Dec-97
$2,493.11 01-Mar-98    $347,507.19    80.00 SFD       PRIMARY          1 18-Dec-97
$1,812.67 01-Mar-98    $249,466.23    58.90 SFD       PRIMARY          1 05-Dec-97
$1,623.68 01-Mar-98    $229,233.97    95.00 SFD       PRIMARY          1 23-Jan-98
$2,388.80 01-Mar-98    $337,255.71    90.00 SFD       PRIMARY          1 07-Jan-98
$2,300.33 01-Mar-98    $324,528.05    56.40 SFD       PRIMARY          1 23-Dec-97
$2,580.10 01-Mar-98    $368,450.58    90.00 SFD       PRIMARY          1 29-Dec-97

---------------------------------------------------------------------------------------------
LOAN_ID                    ADDRESS                           CITY           STATE     ZIPCODE
---------------------------------------------------------------------------------------------
601950506           9270 KESWICK AVE N                GRANT TWP              MN        55082
601950528           6488 LITTLE FALLS DR              SAN JOSE               CA        95120
601950551           110 JAVA ST                       MORRO BAY              CA        93442
601950573           18 MYSTIC VALLEY PKY              WINCHESTER             MA         1890
601950595           15788 IZORAH WAY                  LOS GATOS              CA        95032
601950620           5241 GOULD AVE                    LA CANADA-FLINTRIDGE   CA        91011
601950631           1310 CRESTVIEW AVE                SEAL BEACH             CA        90740
601950653           1867 LIMEREE LN                   MOUNTAIN VIEW          CA        94040
601950697           1649 CHERLY WAY                   APTOS                  CA        95003
601950711           107 LOMA PL                       APTOS                  CA        95003
601950733           224 WILDHORSE WAY                 CHESTERFIELD           MO        63005
601950813           428 WAWONA ST                     SAN FRANCISCO          CA        94116
601950824           11692 WILLS CREEK RD              SAN DIEGO              CA        92131
601954418           1843 SEADRIFT DR                  CORONA DEL MAR         CA        92625
601954430           2378 PANORAMA TERRACE             LOS ANGELES            CA        90039
601954635           468 HELEN DR                      MILLBRAE               CA        94030
601955954           729 JOYCE LN                      INCLINE VILLAGE        NV        89451
601956023           604 WESTON LANE                   AUSTIN                 TX        78733
601956045           9118 MCDONALD DR                  BETHESDA               MD        20817
601956056           3211 BRADBURY RD                  LOS ALAMITOS           CA        90720
601956067           9829 MCBROOM ST                   SUNLAND                CA        91040
601956089           972 E CROSSWINDS DR               SPANISH FORK           UT        84660
601956090           2213 COPPERFIELD DR               SAINT PAUL             MN        55120
601956103           754 MACKLIN CT                    SAN JOSE               CA        95133
601956125           12 SPYGLASS CT                    TIMONIUM               MD        21093
601956147           14600 GOLDEN LEAF PL              LOUISVILLE             KY        40245
601956158           1106 BARTLETT CREEK CT            SAN JOSE               CA        95120
601956169           11769 TREADWELL DR                POWAY                  CA        92064
601956170           27205 STAGEWOOD CT                LAGUNA HILLS           CA        92653
601956205           2804 FOREST BROOK CT              ELLICOTT CITY          MD        21042
601956227           11231 BRUNSWICK WAY               SANTA ANA              CA        92705
601956250           3540 S MEADOWS DR                 MESA                   AZ        85240
601956283           743 FAIRVIEW                      BARTLETT               IL        60103
601956307           681 CEDAR VIEW CT                 SHOREVIEW              MN        55126
601956318           224 LIGHTHOUSE TERRACE            FRANKLIN               TN        37064
601956329           1067 N MEADS AVE                  ORANGE                 CA        92869
601956330           4569 WESLEY CT                    MASON                  OH        45040
601956363           16925 5TH AVE N                   PLYMOUTH               MN        55447
601956374           160 PLEASANT ST                   BIRMINGHAM             MI        48009
601956385           908 PROSPECT                      HERMOSA BEACH          CA        90254
601956396           223 W ISLIP RD                    WEST ISLIP             NY        11795
601956410           583 REDSTONE DR                   BROOMFIELD             CO        80020

--------------------------------------------------
INT_RATE   LOANTERM       ORIGINAL        PYMTDATE
--------------------------------------------------
7.750       360          $300,000.00     01-Mar-98
7.750       360          $302,000.00     01-Feb-98
7.750       360          $312,000.00     01-Feb-98
7.625       360          $305,600.00     01-Mar-98
7.500       360          $283,000.00     01-Feb-98
7.625       360          $487,000.00     01-Feb-98
7.750       360          $293,000.00     01-Feb-98
7.625       360          $396,000.00     01-Feb-98
7.375       360          $296,000.00     01-Feb-98
7.750       360          $304,000.00     01-Mar-98
7.500       360          $282,500.00     01-Feb-98
7.500       360          $275,000.00     01-Apr-98
7.750       360          $300,000.00     01-Feb-98
7.750       360          $546,000.00     01-Feb-98
7.750       360          $272,000.00     01-Feb-98
7.875       360          $298,000.00     01-Mar-98
7.375       360          $244,000.00     01-Feb-98
7.000       360          $465,700.00     01-Feb-98
7.500       360          $418,000.00     01-Feb-98
7.750       360          $275,000.00     01-Feb-98
7.750       360          $400,000.00     01-Feb-98
7.500       360          $353,000.00     01-Mar-98
7.750       360          $238,000.00     01-Mar-98
7.500       360          $328,000.00     01-Feb-98
7.250       360          $239,000.00     01-Mar-98
7.500       360          $330,000.00     01-Feb-98
7.750       360          $314,000.00     01-Mar-98
7.250       360          $372,200.00     01-Feb-98
7.750       360          $343,400.00     01-Mar-98
7.625       360          $257,000.00     01-Feb-98
7.875       360          $290,400.00     01-Feb-98
7.125       360          $233,900.00     01-Feb-98
7.625       360          $243,000.00     01-Mar-98
7.250       360          $450,000.00     01-Mar-98
7.625       360          $235,300.00     01-Feb-98
7.875       360          $380,000.00     01-Feb-98
7.750       360          $256,500.00     01-Feb-98
7.250       360          $280,000.00     01-Mar-98
7.625       360          $278,250.00     01-Feb-98
7.875       360          $250,000.00     01-Mar-98
7.750       360          $320,000.00     01-Feb-98
7.625       360          $265,000.00     01-Mar-98

---------------------------------------------------------------------------------------------
 PI_PAY      PAID_THRU     BALANCE          LTV      PROPTYPE    OCCUPANCY      POOL NOTEDATE
---------------------------------------------------------------------------------------------
$2,149.24    01-Mar-98    $299,788.26      75.00       SFD       PRIMARY           1 09-Jan-98
$2,163.56    01-Mar-98    $301,572.34      63.60       SFD       PRIMARY           1 23-Dec-97
$2,235.21    01-Mar-98    $311,558.16      80.00       SFD       SECOND-HOME       1 17-Dec-97
$2,163.02    01-Mar-98    $305,378.81      80.00       SFD       PRIMARY           1 08-Jan-98
$1,978.78    01-Mar-98    $282,578.63      54.00       SFD       PRIMARY           1 17-Dec-97
$3,446.96    01-Mar-98    $486,292.80      75.00       SFD       PRIMARY           1 25-Dec-97
$2,099.09    01-Mar-98    $292,385.07      75.20       SFD       PRIMARY           1 31-Dec-97
$2,802.86    01-Mar-98    $395,224.96      59.20       SFD       PRIMARY           1 30-Dec-97
$2,044.40    01-Mar-98    $295,548.15      80.00       SFD       PRIMARY           1 24-Dec-97
$2,177.89    01-Mar-98    $303,785.44      71.60       SFD       SECOND-HOME       1 31-Dec-97
$1,975.28    01-Mar-98    $281,656.14      77.20       PUD       PRIMARY           1 26-Dec-97
$1,922.84    01-Mar-98    $275,000.00      71.50       SFD       PRIMARY           1 05-Feb-98
$2,149.24    01-Mar-98    $299,575.15      79.60       SFD       PRIMARY           1 21-Dec-97
$3,911.61    01-Mar-98    $545,226.79      72.80       SFD       PRIMARY           1 24-Dec-97
$1,948.64    01-Mar-98    $271,614.82      80.00       SFD       PRIMARY           1 23-Dec-97
$2,160.71    01-Mar-98    $297,794.92      70.20       SFD       PRIMARY           1 09-Jan-98
$1,685.25    01-Mar-98    $242,998.66      68.80       SFD       PRIMARY           1 18-Dec-97
$3,098.31    01-Mar-98    $464,934.32      71.10       SFD       PRIMARY           1 15-Dec-97
$2,922.72    01-Mar-98    $413,803.89      78.20       SFD       PRIMARY           1 17-Dec-97
$1,970.13    01-Mar-98    $274,574.33      79.80       SFD       PRIMARY           1 27-Dec-97
$2,865.65    01-Mar-98    $399,433.54      77.00       SFD       PRIMARY           1 30-Dec-97
$2,468.23    01-Mar-98    $352,738.02      79.40       SFD       PRIMARY           1 07-Jan-98
$1,705.06    01-Mar-98    $237,656.63      74.40       SFD       PRIMARY           1 02-Jan-98
$2,293.42    01-Mar-98    $327,511.64      80.00       SFD       PRIMARY           1 26-Dec-97
$1,630.40    01-Mar-98    $238,813.56      62.10       PUD       PRIMARY           1 22-Jan-98
$2,307.41    01-Mar-98    $329,508.65      75.00       SFD       PRIMARY           1 02-Jan-98
$2,249.53    01-Mar-98    $313,778.39      55.10       SFD       PRIMARY           1 09-Jan-98
$2,539.06    01-Mar-98    $371,617.54      85.00       SFD       PRIMARY           1 15-Dec-97
$2,460.16    01-Mar-98    $343,157.63      57.30       SFD       PRIMARY           1 07-Jan-98
$1,819.03    01-Mar-98    $255,961.75      79.50       SFD       PRIMARY           1 26-Dec-97
$2,105.60    01-Mar-98    $289,998.99      78.50       SFD       PRIMARY           1 31-Dec-97
$1,575.83    01-Mar-98    $233,523.67      90.00       SFD       PRIMARY           1 22-Dec-97
$1,719.94    01-Mar-98    $242,670.26      79.70       SFD       PRIMARY           1 09-Jan-98
$3,069.79    01-Mar-98    $449,648.96      75.00       SFD       PRIMARY           1 14-Jan-98
$1,665.44    01-Mar-98    $234,958.31      95.00       SFD       PRIMARY           1 30-Dec-97
$2,755.26    01-Mar-98    $379,475.26      78.90       SFD       PRIMARY           1 24-Dec-97
$1,837.60    01-Mar-98    $256,136.75      75.30       SFD       PRIMARY           1 31-Dec-97
$1,910.09    01-Mar-98    $279,781.57      80.00       SFD       PRIMARY           1 21-Jan-98
$1,969.44    01-Mar-98    $277,845.94      62.90       SFD       PRIMARY           1 18-Dec-97
$1,812.67    01-Mar-98    $249,789.33      78.90       SFD       PRIMARY           1 02-Jan-98
$2,292.52    01-Mar-98    $319,500.99      59.30       SFD       PRIMARY           1 22-Dec-97
$1,875.65    01-Mar-98    $264,808.20      73.70       SFD       PRIMARY           1 13-Jan-98

------------------------------------------------------------------------------------------------
LOAN_ID                 ADDRESS                        CITY                    STATE     ZIPCODE
------------------------------------------------------------------------------------------------
601956432               710 BERKELEY AVE               MENLO PARK              CA        94025
601956443               600 S CLIFTON                  PARK RIDGE              IL        60068
601956454               14315 WAINRIDGE                CHESTERFIELD            MO        63017
601956487               145 CRESTVIEW AVE              CAMARILLO               CA        93010
601956502               46457 PASEO PADRE PKY          FREMONT                 CA        94539
601956535               3465 BARRISTERS KEEPE CIR      FAIRFAX                 VA        22031
601956897               3117 BLOOMFIELD SHORE          WEST BLOOMFIELD         MI        48323
601957503               28 BARNEY LN                   MONTVILLE               NJ         7082
601958116               22948 CRICKET HILL RD          CUPERTINO               CA        95014
601958888               3608 TORREY VIEW COURT         SAN DIEGO               CA        92130
601959048               7956 STEEPLECHASE DR           PALM BEACH GARDENS      FL        33418
601959106               2705 REDDING DRIVE             PLANO                   TX        75093
601959516               10195 HARMONY CIR              EDEN PRAIRIE            MN        55347
601959845               1815 W SCHOOL                  CHICAGO                 IL        60657
601960121               39710 COVEY CT                 HAMILTON                VA        20111
601960848               21 LOVERS LN                   MADISON                 CT         6443
601961656               22479 HAVERGALE                NOVI                    MI        48374
601961689               17851 S QUIVIRA RD             OLATHE                  KS        66062
601964329               93 BRIGHTON AVE                BOLINAS                 CA        94924
601964396               475 GLENRIDGE                  KEY BISCAYNE            FL        33149
601964432               6 MENLO AISLE                  IRVINE                  CA        92612
601964739               3763 CENTURY DR                CAMPBELL                CA        95008
601964900               19256 BECKONRIDGE LN           HUNTINGTON BEACH        CA        92648
601966991               2 PRINCETON AVENUE             FORT MITCHELL           KY        41017
601968196               78 ESTATE DR                   DEERFIELD               IL        60015
601968367               105 PASEO DE GRANADA           TORRANCE                CA        90277
601968620               9075 S CANYON GATE CIR         SANDY                   UT        84093
601968802               1587 FIFTH AVE                 BELMONT                 CA        94002
601969017               310 WOOD ST                    PACIFIC GROVE           CA        93950
601969643               3559 KIPLING                   HOWELL                  MI        48843
601970203               3521 WILLIAMSBURG RD           DAVIDSONVILLE           MD        21035
601970270               4088 SUGAR MAPLE DR            DANVILLE                CA        94506
601970394               49 ANDOVER RD                  ROSLYN HEIGHTS          NY        11577
601970533               1005 LIVE OAK TERRACE          SUNNYVALE               CA        94086
601970566               99 PLAINFIELD STREET           NEWTON                  MA         2168
601970624               826 PARKWOOD CT                MC KINNEY               TX        75070
601970679               701 PEBBLE BEACH DR            SILVER SPRING           MD        20904
601970726               4112 GREENWAY                  BALTIMORE               MD        21218
601970884               5490 CHAMPION CREEK BLVD       MEDINA                  OH        44256
601970895               14350 OAK AVE                  LAKE FOREST             IL        60045
601970942               44973 COUGAR CIRCLE            FREMONT                 CA        94539
601970964               3510 E SCHUBER PL              SEATTLE                 WA        98122

---------------------------------------------------
INT_RATE    LOANTERM     ORIGINAL          PYMTDATE
---------------------------------------------------
7.750       360          $437,000.00      01-Feb-98
7.500       360          $334,000.00      01-Mar-98
7.500       360          $405,000.00      01-Mar-98
7.500       360          $364,000.00      01-Feb-98
7.625       360          $476,700.00      01-Feb-98
6.875       360          $236,000.00      01-Feb-98
7.875       360          $230,000.00      01-Feb-98
7.875       360          $260,000.00      01-Mar-98
7.250       360          $240,000.00      01-Mar-98
7.500       360          $300,050.00      01-Feb-98
7.625       360          $264,800.00      01-Feb-98
7.250       360          $417,200.00      01-Feb-98
7.875       360          $279,500.00      01-Feb-98
7.500       360          $400,000.00      01-Feb-98
7.500       360          $245,000.00      01-Mar-98
7.375       360          $420,000.00      01-Mar-98
7.250       360          $271,500.00      01-Feb-98
7.500       360          $373,500.00      01-Mar-98
7.625       360          $341,600.00      01-Feb-98
7.500       360          $280,000.00      01-Feb-98
7.250       360          $251,100.00      01-Mar-98
7.875       360          $245,700.00      01-Feb-98
7.500       360          $335,000.00      01-Feb-98
7.625       360          $253,800.00      01-Feb-98
7.625       360          $460,000.00      01-Mar-98
7.875       360          $305,500.00      01-Feb-98
7.375       360          $450,000.00      01-Feb-98
7.875       360          $255,000.00      01-Feb-98
7.500       360          $336,000.00      01-Mar-98
7.625       360          $263,500.00      01-Mar-98
7.375       360          $249,600.00      01-Feb-98
7.500       360          $265,500.00      01-Feb-98
7.375       360          $338,250.00      01-Apr-98
7.500       360          $250,000.00      01-Mar-98
7.250       360          $650,000.00      01-Mar-98
7.750       360          $280,050.00      01-Feb-98
7.625       360          $240,000.00      01-Mar-98
7.625       360          $540,000.00      01-Feb-98
7.750       360          $414,350.00      01-Feb-98
7.875       360          $285,000.00      01-Mar-98
7.875       360          $497,000.00      01-Mar-98
7.625       360          $332,500.00      01-Feb-98

--------------------------------------------------------------------------------------------------
PI_PAY         PAID_THRU     BALANCE          LTV        PROPTYPE    OCCUPANCY    POOL   NOTEDATE
--------------------------------------------------------------------------------------------------
$3,130.72      01-Mar-98      $436,381.15      26.60      SFD         PRIMARY      1      14-Dec-97
$2,335.38      01-Mar-98      $333,652.12      73.50      SFD         PRIMARY      1      23-Jan-98
$2,831.82      01-Mar-98      $404,699.43      73.00      SFD         PRIMARY      1      09-Jan-98
$2,545.14      01-Mar-98      $362,958.03      75.90      SFD         PRIMARY      1      29-Dec-97
$3,374.05      01-Mar-98      $475,306.71      79.50      SFD         PRIMARY      1      22-Dec-97
$1,550.35      01-Mar-98      $235,602.33      80.00      SFD         PRIMARY      1      30-Dec-97
$1,667.66      01-Mar-98      $229,682.40      73.40      SFD         PRIMARY      1      19-Dec-97
$1,885.18      01-Mar-98      $259,821.07      74.30      SFD         PRIMARY      1      12-Jan-98
$1,637.22      01-Mar-98      $239,812.00      63.20      SFD         PRIMARY      1      23-Jan-98
$2,097.99      01-Mar-98      $299,603.25      80.00      SFD         PRIMARY      1      22-Dec-97
$1,874.24      01-Mar-98      $264,415.47      80.00      PUD         PRIMARY      1      23-Dec-97
$2,846.04      01-Mar-98      $416,547.12      80.00      SFD         PRIMARY      1      30-Dec-97
$2,026.57      01-Mar-98      $279,114.04      76.60      SFD         PRIMARY      1      15-Dec-97
$2,796.86      01-Mar-98      $399,404.42      80.00      SFD         PRIMARY      1      02-Jan-98
$1,713.08      01-Mar-98      $244,818.17      61.30      SFD         PRIMARY      1      28-Jan-98
$2,900.84      01-Mar-98      $419,057.77      72.50      SFD         PRIMARY      1      13-Jan-98
$1,852.11      01-Mar-98      $271,075.12      90.00      SFD         PRIMARY      1      15-Dec-97
$2,611.57      01-Mar-98      $373,222.81      90.00      SFD         PRIMARY      1      09-Jan-98
$2,417.82      01-Mar-98      $341,103.95      79.10      SFD         SECOND-HOME  1      18-Dec-97
$1,957.80      01-Mar-98      $279,583.10      80.00      SFD         PRIMARY      1      26-Dec-97
$1,712.94      01-Mar-98      $250,904.12      90.00      CONDO       PRIMARY      1      09-Jan-98
$1,781.50      01-Mar-98      $245,360.71      76.80      SFD         PRIMARY      1      20-Dec-97
$2,342.37      01-Mar-98      $334,501.21      63.00      SFD         PRIMARY      1      29-Dec-97
$1,796.38      01-Mar-98      $253,431.45      89.10      SFD         PRIMARY      1      23-Dec-97
$3,255.85      01-Mar-98      $459,667.07      60.60      SFD         PRIMARY      1      15-Jan-98
$2,215.09      01-Mar-98      $305,078.12      79.40      SFD         PRIMARY      1      14-Dec-97
$3,108.04      01-Mar-98      $449,313.06      75.00      SFD         PRIMARY      1      31-Dec-97
$1,848.93      01-Mar-98      $254,647.87      63.80      SFD         PRIMARY      1      19-Dec-97
$2,349.36      01-Mar-98      $335,750.64      78.90      SFD         PRIMARY      1      31-Dec-97
$1,865.04      01-Mar-98      $263,167.58      79.90      SFD         PRIMARY      1      02-Feb-98
$1,723.93      01-Mar-98      $249,218.97      80.00      SFD         PRIMARY      1      02-Jan-98
$1,856.41      01-Mar-98      $265,104.70      52.10      SFD         PRIMARY      1      14-Dec-97
$2,336.21      01-Mar-98      $338,250.00      75.00      SFD         PRIMARY      1      02-Feb-98
$1,748.04      01-Mar-98      $249,814.46      72.50      PUD         PRIMARY      1      12-Jan-98
$4,434.15      01-Mar-98      $649,492.93      74.00      SFD         PRIMARY      1      15-Jan-98
$2,006.31      01-Mar-98      $279,653.42      95.00      SFD         PRIMARY      1      23-Dec-97
$1,698.70      01-Mar-98      $239,826.30      70.30      SFD         PRIMARY      1      22-Jan-98
$3,822.09      01-Mar-98      $539,215.84      77.60      SFD         PRIMARY      1      31-Dec-97
$2,968.45      01-Mar-98      $413,325.76      69.70      SFD         PRIMARY      1      26-Dec-97
$2,066.45      01-Mar-98      $284,803.86      82.70      SFD         PRIMARY      1      30-Jan-98
$3,603.59      01-Mar-98      $496,657.97      75.90      SFD         PRIMARY      1      16-Jan-98
$2,353.41      01-Mar-98      $332,017.17      75.60      SFD         PRIMARY      1      22-Dec-97

---------------------------------------------------------------------------------
LOAN_ID                 ADDRESS                    CITY          STATE    ZIPCODE
---------------------------------------------------------------------------------
601970986   1131 RUNNYMEDE DR              SAN JOSE              CA        95117
601970997   5906 DEERLAND CT               SAN JOSE              CA        95124
601972637   1324 N CALIFORNIA ST           BURBANK               CA        91505
601973718   1940 S CHEST DR                LOS ANGELES           CA        90034
601973785   2420 TAPESTRY WAY              PLEASANTON            CA        94588
601973810   13636 E CAMILLA                WHITTIER              CA        90601
601974047   36 CREST ROAD                  PIEDMONT              CA        94611
601974105   2754 ALDWORTH DR               SAN JOSE              CA        95148
601974138   12 SHARP PL                    SAN FRANCISCO         CA        94109
601974149   26132 HITCHING RAIL RD         LAGUNA HILLS          CA        92653
601975093   4041 N LOWELL                  CHICAGO               IL        60641
601976551   2 HEWLETT LANE                 PORT WASHINGTON       NY        11050
601976915   493 W WESTFORD ST              CARLISLE              MA         1741
601978600   795 HILMAR ST                  SANTA CLARA           CA        95050
601978859   23322 DESERTWOOD ST            LAKE FOREST           CA        92630
601978871   6634 E MAPLEGROVE              AGOURA HILLS          CA        91301
601978951   19547 ANADALE DR               TARZANA               CA        91356
601978984   18 BAYLEAF DR                  IRVINE                CA        92720
601979122   3981 NW STARVIEW PL            PORTLAND              OR        97229
601979554   1109 COLONIAL LN               SAN JOSE              CA        95132
601979667   4920 WHISPERING GROVE LN       BILLINGS              MT        59106
601979827   215 SILVER SAGE DR W           CRESTED BUTTE         CO        81224
601980933   422 FARMINGTON DR              LAFAYETTE             LA        70503
601980999   25660 SW KIMBERLY DR           WEST LINN             OR        97068
601981295   1212 SUMMIT OAKS DRIVE         BURNSVILLE            MN        55337
601981397   3692 KEMPTON DR                LOS ALAMITOS          CA        90720
601981488   3628 MICHELLE DR               TORRANCE              CA        90503
601981672   8914 FALLS FARM DR             POTOMAC               MD        20854
601981694   6330 NORTH SHORT CT            WEST BLOOMFIELD       MI        48324
601984016   3542 EDGEMAN CT                SAN JOSE              CA        95148
601984107   130 ESTRELLA RD                FREMONT               CA        94539
601984196   970 WALLACE DR                 SAN JOSE              CA        95120
601985814   18005 34TH AVE N               PLYMOUTH              MN        55447
601988281   45 E MADISON AVE               FLORHAM PARK          NJ         7932
601993357   2732 LARAMIE GATE CIR          PLEASANTON            CA        94566
601993380   16688 ANNA'S WAY               CHESTERFIELD          MO        63005
601993448   1954 ROCHAMBEAU DR             MALVERN               PA        19355
601993529   9820 LAKE DR   C-15            MYRTLE BEACH          SC        29572
601993541   151 PEBBLE LN                  ALAMO                 CA        94507
601993552   985 CARTIER LN                 FOSTER CITY           CA        94404
601993563   5453 S HAVEN LN                SALT LAKE CITY        UT        84117
601993609   1019 WAGNER RD                 BALTIMORE             MD        21204

--------------------------------------------
INT_RATE LOANTERM       ORIGINAL   PYMTDATE
--------------------------------------------
7.875    360          $246,000.00  01-Feb-98
7.875    360          $415,000.00  01-Feb-98
7.625    360          $257,500.00  01-Mar-98
7.875    360          $328,000.00  01-Feb-98
7.750    360          $313,650.00  01-Apr-98
7.250    360          $233,600.00  01-Mar-98
7.500    360          $363,000.00  01-Feb-98
7.875    360          $275,000.00  01-Feb-98
7.500    360          $400,000.00  01-Mar-98
7.875    360          $310,000.00  01-Feb-98
7.625    360          $252,000.00  01-Feb-98
7.500    360          $360,000.00  01-Apr-98
7.125    360          $337,000.00  01-Feb-98
7.500    360          $280,000.00  01-Feb-98
7.750    360          $234,500.00  01-Feb-98
7.875    360          $263,000.00  01-Feb-98
7.375    360          $450,000.00  01-Mar-98
7.375    360          $428,000.00  01-Feb-98
7.375    360          $279,900.00  01-Feb-98
7.875    360          $260,000.00  01-Feb-98
7.875    360          $400,000.00  01-Feb-98
7.750    360          $315,000.00  01-Mar-98
7.125    360          $258,000.00  01-Feb-98
7.375    360          $311,200.00  01-Feb-98
7.500    360          $305,800.00  01-Mar-98
7.750    360          $254,400.00  01-Mar-98
7.875    360          $247,300.00  01-Mar-98
7.625    360          $264,400.00  01-Feb-98
7.875    360          $250,000.00  01-Feb-98
7.750    360          $330,000.00  01-Mar-98
7.875    360          $315,000.00  01-Feb-98
7.875    360          $274,000.00  01-Mar-98
7.375    360          $240,000.00  01-Feb-98
7.625    360          $240,000.00  01-Feb-98
7.750    360          $244,600.00  01-Mar-98
7.375    360          $496,000.00  01-Mar-98
7.000    360          $300,000.00  01-Mar-98
7.500    360          $234,800.00  01-Mar-98
7.500    360          $448,000.00  01-Mar-98
7.875    360          $241,000.00  01-Mar-98
7.500    360          $525,000.00  01-Apr-98
7.625    360          $350,000.00  01-Mar-98

--------------------------------------------------------------------------------------
PI_PAY PAID_THRU     BALANCE         LTV   PROPTYPE        OCCUPANCY   POOL  NOTEDATE
--------------------------------------------------------------------------------------
$1,783.67   01-Mar-98    $245,660.30     56.00 SFD            PRIMARY     1    23-Dec-97
$3,009.04   01-Mar-98    $414,426.92     63.90 SFD            PRIMARY     1    29-Dec-97
$1,822.57   01-Mar-98    $257,313.63     87.30 SFD            PRIMARY     1    13-Jan-98
$2,378.23   01-Mar-98    $327,543.51     80.00 SFD            PRIMARY     1    23-Dec-97
$2,247.03   01-Mar-98    $313,650.00     80.00 SFD            PRIMARY     1    12-Feb-98
$1,593.56   01-Mar-98    $233,417.77     76.10 SFD            PRIMARY     1    21-Jan-98
$2,538.15   01-Mar-98    $362,459.52     47.80 SFD            PRIMARY     1    30-Dec-97
$1,993.94   01-Mar-98    $274,613.85     67.60 SFD            PRIMARY     1    24-Dec-97
$2,796.86   01-Mar-98    $399,703.14     56.80 CONDO          PRIMARY     1    08-Jan-98
$2,247.72   01-Mar-98    $309,571.91     63.30 SFD            PRIMARY     1    18-Dec-97
$1,783.64   01-Mar-98    $251,634.06     68.20 SFD            PRIMARY     1    19-Dec-97
$2,517.17   01-Mar-98    $360,000.00     78.30 SFD            PRIMARY     1    11-Feb-98
$2,270.43   01-Mar-98    $336,459.42     74.90 SFD            PRIMARY     1    24-Dec-97
$1,957.80   01-Mar-98    $279,583.10     80.00 SFD            PRIMARY     1    29-Dec-97
$1,679.99   01-Mar-98    $234,167.91     84.90 SFD            PRIMARY     1    19-Dec-97
$1,906.93   01-Mar-98    $262,227.25     78.60 SFD            PRIMARY     1    24-Dec-97
$3,108.04   01-Mar-98    $449,657.58     80.00 SFD            PRIMARY     1    30-Jan-98
$2,956.09   01-Mar-98    $427,346.66     79.30 SFD            PRIMARY     1    18-Dec-97
$1,933.20   01-Mar-98    $279,472.73     80.00 SFD            PRIMARY     1    23-Dec-97
$1,885.18   01-Mar-98    $259,640.97     69.40 SFD            PRIMARY     1    15-Dec-97
$2,900.28   01-Mar-98    $399,447.63     88.90 SFD            PRIMARY     1    26-Dec-97
$2,256.70   01-Mar-98    $314,529.69     67.10 SFD            PRIMARY     1    02-Jan-98
$1,738.19   01-Mar-98    $257,586.15     74.80 SFD            PRIMARY     1    30-Dec-97
$2,149.38   01-Mar-98    $310,724.95     80.00 SFD            PRIMARY     1    26-Dec-97
$2,138.20   01-Mar-98    $305,573.05     78.50 SFD            PRIMARY     1    08-Jan-98
$1,822.55   01-Mar-98    $254,042.45     80.00 SFD            PRIMARY     1    08-Jan-98
$1,793.10   01-Mar-98    $247,129.81     78.60 SFD            PRIMARY     1    05-Jan-98
$1,871.41   01-Mar-98    $264,016.05     80.00 SFD            PRIMARY     1    23-Dec-97
$1,812.67   01-Mar-98    $249,654.77     67.60 SFD            PRIMARY     1    19-Dec-97
$2,364.16   01-Mar-98    $329,767.09     77.00 SFD            PRIMARY     1    07-Jan-98
$2,283.97   01-Mar-98    $301,858.69     70.00 SFD            PRIMARY     1    22-Dec-97
$1,986.69   01-Mar-98    $273,811.44     68.50 TOWNHOUSE      PRIMARY     1    07-Jan-98
$1,657.62   01-Mar-98    $239,633.64     78.70 SFD            PRIMARY     1    19-Dec-97
$1,698.70   01-Mar-98    $239,651.50     75.00 SFD            PRIMARY     1    31-Dec-97
$1,752.34   01-Mar-98    $244,427.37     76.70 SFD            PRIMARY     1    09-Jan-98
$3,425.75   01-Mar-98    $495,622.58     68.50 SFD            PRIMARY     1    08-Jan-98
$1,995.91   01-Mar-98    $299,754.09     57.70 SFD            PRIMARY     1    05-Jan-98
$1,641.76   01-Mar-98    $234,625.74     80.00 CONDO          SECOND-HOME 1    30-Jan-98
$3,132.48   01-Mar-98    $447,667.52     80.00 SFD            PRIMARY     1    16-Jan-98
$1,747.42   01-Mar-98    $240,581.56     72.00 SFD            PRIMARY     1    07-Jan-98
$3,670.88   01-Mar-98    $525,000.00     59.00 SFD            PRIMARY     1    13-Feb-98
$2,477.28   01-Mar-98    $349,746.68     74.10 SFD            PRIMARY     1    15-Jan-98

----------------------------------------------------------------------------
LOAN_ID              ADDRESS                    CITY         STATE   ZIPCODE
----------------------------------------------------------------------------
601993610  3594 TORREY VIEW CT            SAN DIEGO            CA     92130
601994018  1823 MILFORD AVE               HOUSTON              TX     77098
601994132  24414 MALIBU RD                MALIBU               CA     90265
601994860  17 SIROS                       LAGUNA NIGUEL        CA     92677
601994893  13308 JONATHAN PARK LANE       POWAY                CA     92064
601995246  1003 GILBERT PL                BRENTWOOD            TN     37027
601997099  2011 GEDDES AVE                ANN ARBOR            MI     48104
601997340  5 SCARBOROUGH RD               SIMSBURY             CT      6070
601997669  48 EASTOVER RD                 STAMFORD             CT      6905
601998604  585 W CEDAR ST                 ZIONSVILLE           IN     46077
602000085  3 PICCADILLY SQ                PENFIELD             NY     14625
602000962  1517 NC 97 HWY                 ZEBULON              NC     27597
602001941  108 WAHWAHTAYSEE WAY           BATTLE CREEK         MI     49015
602002361  675 N HUNDLEY ST               HOFFMAN ESTATES      IL     60194
602002533  5857 VIA CUESTA                EL PASO              TX     79912
602002828  17312 MADERA LN                HUNTINGTON BEACH     CA     92647
602002862  0658 HOMESTEAD DR              EDWARDS              CO     81632
602002920  171 CASTRO LN                  FREMONT              CA     94539
602004706  3462 ASHBOURNE PL              ROWLAND HEIGHTS      CA     91748
602004819  3558 WALTON WAY                SAN JOSE             CA     95117
602005057  23 CANTERBURY ST               ANDOVER              MA      1810
602006047  1301 NORTH DEARBORN UNIT 505   CHICAGO              IL     60611
602006183  21571 DAKAR LN                 HUNTINGTON BEACH     CA     92646
602006285  10427 ORANGE GROVE DR          TAMPA                FL     33618
602006354  5210 RESERVE DR                DUBLIN               OH     43017
602006593  11645 PETENWELL RD             SAN DIEGO            CA     92131
602006640  1329 OBERON WAY                MC LEAN              VA     22102
602006720  2525 ANNE LANE                 NORTHBROOK           IL     60062
602006844  67 WHISPERING WOODS RD         GUILFORD             CT      6437
602008016  321 GINGER CT                  SAN RAMON            CA     94583
602008049  300 LAUDERDALE RD              NASHVILLE            TN     37205
602009585  3114 BARTON POINT DRIVE        AUSTIN               TX     78733
602010726  2 SEAVER ST                    WELLESLEY            MA      2181
602011113  4028 BYRON ST                  HOUSTON              TX     77005
602011420  18586 GARNET LN                HUNTINGTON BEACH     CA     92648
602011716  906 BELLIS ST                  NEWPORT BEACH        CA     92660
602011727  26139 N TWAINE PL              #VALUE!              CA     91381
602012487  1930 NORFOLK                   HOUSTON              TX     77098
602013934  12701 W 129TH ST               OVERLAND PARK        KS     66213
602014387  564 EAST SPRUCE GLEN RD        SALT LAKE CITY       UT     84107
602014855  28 N BAYLIS AVE                PORT WASHINGTON      NY     11050
602014968  2747 N SEMINARY AVE            CHICAGO              IL     60614

---------------------------------------------
INT_RATE   LOANTERM     ORIGINAL     PYMTDATE
---------------------------------------------
7.250       360       $293,000.00   01-Feb-98
7.375       360       $255,200.00   01-Feb-98
7.625       360       $800,000.00   01-Feb-98
7.500       360       $296,000.00   01-Mar-98
7.625       360       $256,500.00   01-Feb-98
7.750       360       $254,000.00   01-Feb-98
8.000       360       $235,000.00   01-Mar-98
7.500       360       $315,000.00   01-Feb-98
7.750       360       $292,000.00   01-Mar-98
7.500       360       $275,000.00   01-Mar-98
7.750       360       $247,000.00   01-Mar-98
7.875       360       $240,000.00   01-Feb-98
7.625       360       $247,500.00   01-Apr-98
7.625       360       $230,000.00   01-Mar-98
7.000       360       $256,500.00   01-Mar-98
7.625       360       $260,000.00   01-Mar-98
7.375       360       $300,000.00   01-Feb-98
7.625       360       $320,000.00   01-Mar-98
7.375       360       $249,400.00   01-Feb-98
6.875       360       $285,000.00   01-Mar-98
7.750       360       $244,000.00   01-Mar-98
7.375       360       $261,200.00   01-Mar-98
7.875       360       $258,000.00   01-Mar-98
7.500       360       $243,000.00   01-Mar-98
7.500       360       $355,000.00   01-Mar-98
7.750       360       $268,000.00   01-Feb-98
7.500       360       $347,900.00   01-Mar-98
8.000       360       $418,000.00   01-Feb-98
7.500       360       $272,000.00   01-Mar-98
7.250       360       $340,000.00   01-Mar-98
7.375       360       $240,000.00   01-Feb-98
7.250       360       $333,600.00   01-Mar-98
6.875       360       $295,000.00   01-Mar-98
7.250       360       $259,100.00   01-Feb-98
7.250       360       $296,000.00   01-Mar-98
7.500       360       $280,000.00   01-Mar-98
6.875       360       $285,050.00   01-Feb-98
7.500       360       $242,400.00   01-Feb-98
8.000       360       $349,000.00   01-Mar-98
7.750       360       $250,000.00   01-Mar-98
7.625       360       $288,000.00   01-Mar-98
7.625       360       $397,000.00   01-Mar-98

------------------------------------------------------------------------------------
PI_PAY      PAID_THRU    BALANCE        LTV     PROPTYPE  OCCUPANCY   POOL  NOTEDATE
------------------------------------------------------------------------------------
$1,998.78   01-Mar-98  $292,541.48     80.00      SFD      PRIMARY     1   26-Dec-97
$1,762.60   01-Mar-98  $254,810.44     80.00      SFD      PRIMARY     1   30-Dec-97
$5,662.35   01-Mar-98  $798,838.28     53.40      SFD      PRIMARY     1   31-Dec-97
$2,069.67   01-Mar-98  $295,780.33     80.00      PUD      PRIMARY     1   13-Jan-98
$1,815.49   01-Mar-98  $256,127.52     90.00      SFD      PRIMARY     1   18-Dec-97
$1,819.69   01-Mar-98  $253,640.30     79.90      SFD      PRIMARY     1   18-Dec-97
$1,724.35   01-Mar-98  $234,842.32     67.20      SFD      PRIMARY     1   02-Jan-98
$2,202.53   01-Mar-98  $314,530.98     65.00      SFD      PRIMARY     1   23-Dec-97
$2,091.92   01-Mar-98  $291,793.91     77.90      SFD      PRIMARY     1   09-Jan-98
$1,922.84   01-Mar-98  $274,795.91     78.60      SFD      PRIMARY     1   22-Jan-98
$1,769.54   01-Mar-98  $246,603.29     95.00      SFD      PRIMARY     1   09-Jan-98
$1,740.17   01-Mar-98  $239,518.58     80.00      SFD      PRIMARY     1   19-Dec-97
$1,751.79   01-Mar-98  $247,500.00     75.00      SFD      PRIMARY     1   04-Feb-98
$1,627.93   01-Mar-98  $229,833.53     71.50      SFD      PRIMARY     1   30-Dec-97
$1,706.50   01-Mar-98  $256,272.80     95.00      SFD      PRIMARY     1   05-Jan-98
$1,840.26   01-Mar-98  $259,811.82     62.70      PUD      PRIMARY     1   13-Jan-98
$2,072.03   01-Mar-98  $299,542.04     34.80      SFD      PRIMARY     1   29-Dec-97
$2,264.94   01-Mar-98  $319,768.39     59.80      SFD      PRIMARY     1   02-Jan-98
$1,722.54   01-Mar-98  $249,019.29     80.00      SFD      PRIMARY     1   29-Dec-97
$1,872.25   01-Mar-98  $284,760.56     75.00      SFD      PRIMARY     1   20-Jan-98
$1,748.05   01-Mar-98  $243,827.78     80.00      SFD      PRIMARY     1   09-Jan-98
$1,804.04   01-Mar-98  $261,001.23     80.00      SFD      PRIMARY     1   20-Jan-98
$1,870.68   01-Mar-98  $257,822.45     74.80      SFD      PRIMARY     1   13-Jan-98
$1,699.09   01-Mar-98  $241,111.72     86.80      SFD      PRIMARY     1   09-Jan-98
$2,482.21   01-Mar-98  $354,736.54     72.50      SFD      PRIMARY     1   07-Jan-98
$1,919.98   01-Mar-98  $267,620.48     80.00      SFD      PRIMARY     1   23-Dec-97
$2,432.57   01-Mar-98  $347,641.81     77.40      SFD      PRIMARY     1   30-Jan-98
$3,067.14   01-Mar-98  $417,437.19     79.90      SFD      PRIMARY     1   26-Dec-97
$1,901.86   01-Mar-98  $271,798.14     63.30      SFD      PRIMARY     1   26-Jan-98
$2,319.40   01-Mar-98  $339,554.17     66.70      SFD      PRIMARY     1   20-Jan-98
$1,657.62   01-Mar-98  $239,633.64     80.00      SFD      PRIMARY     1   31-Dec-97
$2,275.74   01-Mar-98  $333,339.76     80.00      SFD      PRIMARY     1   20-Jan-98
$1,937.94   01-Mar-98  $294,752.16     69.50      SFD      PRIMARY     1   22-Jan-98
$1,767.52   01-Mar-98  $258,694.53     65.30      SFD      PRIMARY     1   23-Dec-97
$2,019.24   01-Mar-98  $295,768.99     80.00      SFD      PRIMARY     1   27-Jan-98
$1,957.80   01-Mar-98  $279,792.20     54.40      SFD      PRIMARY     1   13-Jan-98
$1,872.58   01-Mar-98  $284,569.67     80.00      SFD      PRIMARY     1   30-Dec-97
$1,694.90   01-Mar-98  $242,039.08     80.00      SFD      PRIMARY     1   30-Dec-97
$2,560.84   01-Mar-98  $348,765.83     87.30      SFD      PRIMARY     1   07-Jan-98
$1,791.03   01-Mar-98  $249,623.55     73.10      SFD      PRIMARY     1   12-Jan-98
$2,038.45   01-Mar-98  $287,791.55     80.00      SFD      PRIMARY     1   16-Jan-98
$2,809.94   01-Mar-98  $396,712.66     74.30      SFD      PRIMARY     1   21-Jan-98

--------------------------------------------------------------------------------------------
LOAN_ID                   ADDRESS                        CITY              STATE     ZIPCODE
--------------------------------------------------------------------------------------------
602015026          31 FIELDSTONE COURT               NEW CITY                NY       10956
602015117          11 WEIRS LN                       LOCUST VALLEY           NY       11560
602016061          1836 ISLAND CT                    GREEN BAY               WI       54303
602016367          13731 BEAUMONT AVE                SARATOGA                CA       95070
602016788          1325 WINDRIDGE RD                 FRIENDSVILLE            TN       37737
602017905          157 N TAYLOR POINT DR             THE WOODLANDS           TX       77382
602018757          3049 BELIZE WAY                   UNION CITY              CA       94587
602018779          110 CARLTON BLVD                  RIDGELAND               MS       39157
602018859          33521 5TH PLACE SW                FEDERAL WAY             WA       98023
602019406          2835 N HWY A1A                    INDIALANTIC             FL       32903
602022673          4229 FAIR AVE                     LOS ANGELES             CA       91602
602022695          6400 DRY BEND COVE                AUSTIN                  TX       78731
602023208          4081 INDIAN BAYOU NORTH           DESTIN                  FL       32541
602023958          230 UNION ST                      BROOKLYN                NY       11231
602024675          112 CLIFF ROAD                    PORT JEFFERSON          NY       11777
602025836          2620 HYDRANGEA PL                 WILMINGTON              NC       28403
602026041          917 E DRYDEN ST                   GLENDALE                CA       91207
602026121          1249 PIEMONTE DR                  PLEASANTON              CA       94566
602026165          27 ASA STREET                     MONTVILLE               NJ        7045
602026370          11729 CONCORD CT                  CHINO                   CA       91710
602027758          4090 RIVERDALE RD S               SALEM                   OR       97302
602029077          29 QUINCY ST                      CHEVY CHASE             MD       20815
602031765          33 CHANNING                       BURLINGAME              CA       94010
602031890          2000 LEXINGTON DR                 FULLERTON               CA       92835
602032232          2709 MILANI AVE                   PLEASANTON              CA       94588
602032948          3678 HERON RIDGE RD               ROCHESTER HILLS         MI       48309
602037603          206 SEDGEMOOR DR                  CARY                    NC       27513
602038056          15 AURIEMMA CT                    LANDING                 NJ        7850
602039024          5224 PROVINCIAL DR                BLOOMFIELD HILLS        MI       48302
602039115          21206 KELLIWOOD GREENS DR         HOUSTON                 TX       77450
602039206          14 BALDWIN RD                     WESTFORD                MA        1886
602039228          20337 SUMMERCREST DR              CASTRO VALLEY           CA       94552
602040733          3415 HAROLD ST                    OCEANSIDE               NY       11572
602040744            19 MEADOW RD                    BRONXVILLE              NY       10708
602040766          8 FRANCINE CT                     WHITE PLAINS            NY       10607
602044316          6502 N PLACITA ALTA REPOSA        TUCSON                  AZ       85718
602044657          5990 NE TOLO RD                   BAINBRIDGE ISLAND       WA       98110
602051691          320 N MAPLE DR  #601              BEVERLY HILLS           CA       90210
602052339          6781 GASLIGHT DRIVE               HUNTINGTON BEACH        CA       92647
602054843          34331 AMBER LANTERN               DANA POINT              CA       92629
602057210          31 PETER LYNAS CT                 TENAFLY                 NJ        7670
602057517          5000 WHISPERING HOLLOW            WEST PALM BEACH         FL       33410

---------------------------------------------------------
INT_RATE     LOANTERM     ORIGINAL              PYMTDATE
---------------------------------------------------------
7.625          360       $480,000.00            01-Mar-98
7.750          360       $335,000.00            01-Apr-98
7.750          360       $257,150.00            01-Mar-98
7.750          360       $515,000.00            01-Mar-98
7.375          360       $313,000.00            01-Mar-98
7.250          360       $302,500.00            01-Feb-98
7.875          360       $253,000.00            01-Mar-98
6.750          360       $325,000.00            01-Mar-98
6.750          360       $270,000.00            01-Mar-98
7.750          360       $340,000.00            01-Mar-98
7.875          360       $340,000.00            01-Mar-98
7.375          360       $300,250.00            01-Feb-98
7.500          360       $352,000.00            01-Mar-98
7.750          360       $476,000.00            01-Mar-98
7.500          360       $460,000.00            01-Mar-98
7.500          360       $300,000.00            01-Feb-98
7.500          360       $318,000.00            01-Mar-98
7.250          360       $324,000.00            01-Mar-98
7.500          360       $290,000.00            01-Apr-98
7.875          360       $407,500.00            01-Feb-98
7.625          360       $388,200.00            01-Mar-98
7.625          360       $756,000.00            01-Feb-98
7.875          360       $436,000.00            01-Feb-98
7.375          360       $272,000.00            01-Mar-98
7.625          360       $244,900.00            01-Mar-98
7.375          360       $324,800.00            01-Mar-98
7.000          360       $379,000.00            01-Mar-98
7.125          360       $700,000.00            01-Apr-98
7.625          360       $263,000.00            01-Mar-98
7.375          360       $275,500.00            01-Feb-98
7.250          360       $272,000.00            01-Mar-98
7.750          360       $241,000.00            01-Mar-98
7.750          360       $247,500.00            01-Mar-98
7.250          360       $350,000.00            01-Mar-98
7.875          360       $238,500.00            01-Mar-98
7.625          360       $368,350.00            01-Feb-98
7.250          360       $241,500.00            01-Mar-98
7.625          360       $248,000.00            01-Mar-98
7.750          360       $276,000.00            01-Mar-98
7.625          360       $800,000.00            01-Mar-98
7.375          360       $299,500.00            01-Mar-98
7.625          360       $255,000.00            01-Mar-98

--------------------------------------------------------------------------------------------
PI_PAY    PAID_THRU     BALANCE      LTV PROPTYPE        OCCUPANCY         POOL     NOTEDATE
--------------------------------------------------------------------------------------------
$3,397.41 01-Mar-98    $479,369.00      78.70 SFD           PRIMARY         1      21-Jan-98
$2,399.98 01-Mar-98    $335,000.00      87.10 SFD           PRIMARY         1      10-Feb-98
$1,842.25 01-Mar-98    $256,968.51      65.30 SFD           PRIMARY         1      09-Jan-98
$3,689.52 01-Mar-98    $514,636.52      45.80 SFD           PRIMARY         1      20-Jan-98
$2,161.81 01-Mar-98    $312,761.84      74.60 SFD           SECOND-HOME     1      26-Jan-98
$2,063.58 01-Mar-98    $302,026.60      73.50 SFD           PRIMARY         1      30-Dec-97
$1,834.43 01-Mar-98    $252,825.88      72.80 SFD           PRIMARY         1      20-Jan-98
$2,107.94 01-Mar-98    $324,720.19      79.30 SFD           PRIMARY         1      30-Jan-98
$1,751.21 01-Mar-98    $269,767.54      67.10 PUD           PRIMARY         1      23-Jan-98
$2,435.80 01-Mar-98    $339,760.02      80.00 CONDO         SECOND-HOME     1      15-Jan-98
$2,465.24 01-Mar-98    $339,766.01      85.30 SFD           PRIMARY         1      15-Jan-98
$2,073.75 01-Mar-98    $299,719.93      90.00 SFD           PRIMARY         12      2-Dec-97
$2,461.24 01-Mar-98    $351,475.89      67.10 SFD           PRIMARY         1      07-Jan-98
$3,410.12 01-Mar-98    $475,664.05      80.00 SFD           PRIMARY         1      15-Jan-98
$3,216.39 01-Mar-98    $459,658.61      75.50 SFD           PRIMARY         1      21-Jan-98
$2,097.64 01-Mar-98    $299,553.31      67.80 SFD           PRIMARY         1      02-Jan-98
$2,223.50 01-Mar-98    $317,764.00      76.70 SFD           PRIMARY         1      16-Jan-98
$2,210.25 01-Mar-98    $323,747.25      34.20 PUD           PRIMARY         1      15-Jan-98
$2,027.72 01-Mar-98    $290,000.00      73.80 SFD           PRIMARY         1      11-Feb-98
$2,954.66 01-Mar-98    $406,937.28      78.40 SFD           PRIMARY         1      23-Dec-97
$2,747.66 01-Mar-98    $387,919.03      80.00 SFD           PRIMARY         1      26-Jan-98
$5,350.92 01-Mar-98    $754,902.18      70.00 SFD           PRIMARY         1      30-Dec-97
$3,161.30 01-Mar-98    $435,397.93      80.00 SFD           PRIMARY         1      29-Dec-97
$1,878.64 01-Mar-98    $271,793.03      80.00 PUD           PRIMARY         1      12-Jan-98
$1,733.39 01-Mar-98    $244,722.75      79.80 SFD           PRIMARY         1      22-Jan-98
$2,243.31 01-Mar-98    $324,552.86      80.00 SFD           PRIMARY         1      30-Jan-98
$2,521.50 01-Mar-98    $378,689.33      80.00 SFD           PRIMARY         1      21-Jan-98
$4,716.03 01-Mar-98    $700,000.00      71.10 SFD           PRIMARY         1      12-Feb-98
$1,861.50 01-Mar-98    $262,809.65      79.80 SFD           PRIMARY         1      28-Jan-98
$1,902.81 01-Mar-98    $274,877.12      95.00 SFD           PRIMARY         1      29-Dec-97
$1,855.52 01-Mar-98    $271,787.81      75.60 SFD           PRIMARY         1      30-Jan-98
$1,726.55 01-Mar-98    $240,477.50      95.00 SFD           PRIMARY         1      15-Jan-98
$1,773.12 01-Mar-98    $247,325.32      90.00 SFD           PRIMARY         1      15-Jan-98
$2,387.62 01-Mar-98    $349,726.96      73.00 SFD           PRIMARY         1      29-Jan-98
$1,729.29 01-Mar-98    $238,335.87      75.00 SFD           PRIMARY         1      23-Jan-98
$2,607.16 01-Mar-98    $367,815.10      80.00 SFD           SECOND-HOME     1      02-Jan-98
$1,647.46 01-Mar-98    $241,311.60      71.10 SFD           PRIMARY         1      31-Dec-97
$1,755.33 01-Mar-98    $247,820.50      63.60 CONDO         PRIMARY         1      23-Jan-98
$1,977.30 01-Mar-98    $275,805.20      80.00 SFD           PRIMARY         1      14-Jan-98
$5,662.35 01-Mar-98    $799,383.33      40.00 SFD           PRIMARY         1      16-Jan-98
$2,068.57 01-Mar-98    $299,272.11      74.90 SFD           PRIMARY         1      22-Jan-98
$1,804.87 01-Mar-98    $254,615.44      83.70 PUD           PRIMARY         1      19-Jan-98

--------------------------------------------------------------------------------------------
LOAN_ID                      ADDRESS                   CITY                STATE     ZIPCODE
--------------------------------------------------------------------------------------------
602059085          4432 SW CHESAPEAKE AVENUE         PORTLAND                OR       97201
602062785          144 SOUTHFIELD DR                 VERNON HILLS            IL       60061
602063161          4282 S AKRON CT                   ENGLEWOOD               CO       80111
602064275          1800 CREEK CROSSING DR            RENO                    NV       89511
602064630          1301 N DEARBORN   1305            CHICAGO                 IL       60610
602067198          33 NOEL RD                        ANDOVER                 MA        1810
602071593          5515 CAMINO CALUROSO              YORBA LINDA             CA       92687
602071640          2248 HAWES DR                     HEBRON                  KY       41048
602072834          1118 OXFORD CT                    OAKBROOK TERRACE        IL       60181
602072936          47548 DENTON RD                   VAN BUREN TWP.          MI       48111
602074153          6174 DALECREST AVE                WOODLAND HILLS          CA       91367
602074847          10404 BUTTON WILLOW DR            LAS VEGAS               NV       89134
602075449          1227 LAKESHORE BLVD               LAKE ORION              MI       48362
602076440          6314 IVERSON TERR                 FREDERICK               MD       21701
602077190          13611 CHERRYDALE DR               ROCKVILLE               MD       20850
602078113          2297 TRILLIUM WOODS DR            ANN ARBOR               MI       48105
602078146          12941 INSHORE DR                  PALM BEACH GARDENS      FL       33410
602083677          24645 ROYAL RIDGE                 LAGUNA NIGUEL           CA       92677
602083688          1139 STRADA ALMADEN               SAN JOSE                CA       95120
602083702          1633 S SHENANDOAH                 LOS ANGELES             CA       90035
602085577          40906 VIA TRANQUILO               PALMDALE                CA       93551
602085635          98 VILLA POINT DR                 NEWPORT BEACH           CA       92660
602085668          12419 MISTYGROVE ST               MOORPARK                CA       93021
602085680          1724 GALAXY DR                    NEWPORT BEACH           CA       92660
602087238          4850 COUCIL ROCK LN               CINCINNATI              OH       45243
602087988          2031 LONG LAKE SHORES             WEST BLOOMFIELD         MI       48323
602092188          11942 RIVER OAKS DR               LOVELAND                OH       45140
602092473          7422 S IRELAND CT                 AURORA                  CO       80016
602093032          6825 GRENADIER BLVD  #1002        NAPLES                  FL       34108
602094464          86 DAVIDSON ROAD                  BOXBOROUGH              MA        1719
602094896          7717 CURTIS ST                    CHEVY CHASE             MD       20815
602095795          29 HILLCREST RD                   WOODCLIFF LAKE          NJ        7675
602096148          18 PARSONAGE                      LEBANON                 NJ        8833
602099072          200 NE 14TH AVE  #20              FORT LAUDERDALE         FL       33301
602100359          16515 RUSTLING OAK CT             MORGAN HILL             CA       95037
602100861          129 POTOMAC DR                    LOS GATOS               CA       95032
602100872          10490 FLORENCE DR                 CUPERTINO               CA       95014
602101350          4240 ADMIRABLE DR                 RANCHO PALOS VERDE      CA       90275
602101646          2056 ELBERON                      RANCHO PALOS VE         CA       90275
602102066          505 FERNRIDGE CT                  SUNNYVALE               CA       94087
602107481          1257 LAKE SHORE BLVD              LAKE ORION              MI       48362
602107631          6937 S OWENS ST                   LITTLETON               CO       80127

--------------------------------------------------
INT_RATE   LOANTERM     ORIGINAL         PYMTDATE
--------------------------------------------------
7.250        360        $418,500.00     01-Mar-98
7.625        360        $280,200.00     01-Mar-98
7.375        360        $275,000.00     01-Mar-98
7.500        360        $350,000.00     01-Mar-98
7.375        360        $327,700.00     01-Mar-98
7.875        360        $252,000.00     01-Apr-98
7.250        360        $304,000.00     01-Mar-98
7.625        360        $238,000.00     01-Mar-98
7.750        360        $273,000.00     01-Mar-98
7.875        360        $237,500.00     01-Apr-98
7.250        360        $243,500.00     01-Mar-98
7.250        360        $300,000.00     01-Mar-98
7.750        360        $326,200.00     01-Mar-98
7.250        360        $252,000.00     01-Mar-98
7.375        360        $322,500.00     01-Mar-98
7.750        360        $259,000.00     01-Mar-98
7.250        360        $265,000.00     01-Mar-98
6.875        360        $320,000.00     01-Mar-98
7.250        360        $343,200.00     01-Mar-98
7.250        360        $297,350.00     01-Mar-98
7.250        360        $279,000.00     01-Apr-98
7.625        360        $237,000.00     01-Apr-98
7.500        360        $236,000.00     01-Apr-98
7.750        360        $401,850.00     01-Mar-98
7.250        360        $473,000.00     01-Mar-98
7.750        360        $519,350.00     01-Mar-98
7.625        360        $308,100.00     01-Mar-98
7.250        360        $233,100.00     01-Mar-98
7.500        360        $252,000.00     01-Mar-98
7.375        360        $245,600.00     01-Mar-98
7.375        360        $408,000.00     01-Mar-98
7.375        360        $250,000.00     01-Mar-98
7.375        360        $320,000.00     01-Apr-98
7.500        360        $287,000.00     01-Mar-98
7.250        360        $498,000.00     01-Mar-98
7.500        360        $384,000.00     01-Apr-98
7.250        360        $471,750.00     01-Mar-98
7.250        360        $300,000.00     01-Mar-98
7.750        360        $234,400.00     01-Mar-98
7.250        360        $328,000.00     01-Apr-98
7.375        360        $352,000.00     01-Apr-98
7.250        360        $256,000.00     01-Mar-98

-----------------------------------------------------------------------------------------------------
PI_PAY    PAID_THRU         BALANCE        LTV     PROPTYPE        OCCUPANCY        POOL    NOTEDATE
-----------------------------------------------------------------------------------------------------
$2,854.91 01-Mar-98    $418,173.53       90.00       SFD            PRIMARY           1    15-Jan-98
$1,983.24 01-Mar-98    $279,834.52       83.70       SFD            PRIMARY           1    23-Jan-98
$1,899.36 01-Mar-98    $274,790.74       61.20       SFD            PRIMARY           1    23-Jan-98
$2,447.25 01-Mar-98    $349,740.25       63.70       SFD            PRIMARY           1    13-Jan-98
$2,263.34 01-Mar-98    $327,199.77       80.00       CONDO          PRIMARY           1    15-Jan-98
$1,827.17 01-Mar-98    $252,000.00       80.00       SFD            PRIMARY           1    05-Feb-98
$2,073.82 01-Mar-98    $303,690.52       80.00       SFD            PRIMARY           1    22-Jan-98
$1,684.55 01-Mar-98    $237,577.74       74.40       SFD            PRIMARY           1    10-Jan-98
$1,955.81 01-Mar-98    $272,750.06       71.90       CONDO          PRIMARY           1    20-Jan-98
$1,722.04 01-Mar-98    $237,500.00       95.00       SFD            PRIMARY           1    06-Feb-98
$1,661.10 01-Mar-98    $243,110.05       79.90       SFD            PRIMARY           1    22-Jan-98
$2,046.51 01-Mar-98    $299,765.97       76.10       PUD            PRIMARY           1    30-Jan-98
$2,336.94 01-Mar-98    $325,969.71       75.20       SFD            PRIMARY           1    29-Jan-98
$1,719.08 01-Mar-98    $251,803.42       90.00       SFD            PRIMARY           1    19-Jan-98
$2,227.43 01-Mar-98    $322,254.60       75.00       SFD            PRIMARY           1    23-Jan-98
$1,855.51 01-Mar-98    $258,472.71       64.60       SFD            PRIMARY           1    28-Jan-98
$1,807.77 01-Mar-98    $264,793.27       72.70       SFD            PRIMARY           1    15-Jan-98
$2,102.17 01-Mar-98    $319,731.16       80.00       PUD            PRIMARY           1    14-Jan-98
$2,341.22 01-Mar-98    $342,932.27       80.00       SFD            PRIMARY           1    23-Jan-98
$2,028.45 01-Mar-98    $297,118.04       95.00       SFD            PRIMARY           1    20-Jan-98
$1,903.27 01-Mar-98    $279,000.00       75.00       SFD            PRIMARY           1    23-Feb-98
$1,677.47 01-Mar-98    $237,000.00       66.80       SFD            PRIMARY           1    17-Feb-98
$1,650.15 01-Mar-98    $236,000.00       75.00       PUD            PRIMARY           1    18-Feb-98
$2,878.90 01-Mar-98    $401,566.38       55.90       SFD            PRIMARY           1    29-Jan-98
$3,226.69 01-Mar-98    $472,631.01       63.10       SFD            PRIMARY           1    14-Jan-98
$3,720.69 01-Mar-98    $518,983.45       60.50       SFD            PRIMARY           1    12-Jan-98
$2,180.71 01-Mar-98    $307,877.01       90.00       SFD            PRIMARY           1    26-Jan-98
$1,590.15 01-Mar-98    $232,918.16       90.00       SFD            PRIMARY           1    22-Jan-98
$1,762.02 01-Mar-98    $251,812.98       80.00       SFD            SECOND-HOME       1    15-Jan-98
$1,696.30 01-Mar-98    $245,413.12       80.00       SFD            PRIMARY           1    20-Jan-98
$2,817.95 01-Mar-98    $407,689.54       64.80       SFD            PRIMARY           1    16-Jan-98
$1,726.69 01-Mar-98    $249,809.77       69.50       SFD            PRIMARY           1    02-Feb-98
$2,210.16 01-Mar-98    $320,000.00       55.20       SFD            PRIMARY           1    04-Feb-98
$2,006.75 01-Mar-98    $286,787.00       78.70       SFD            PRIMARY           1    12-Jan-98
$3,397.24 01-Mar-98    $497,611.51       80.00       PUD            PRIMARY           1    20-Jan-98
$2,684.98 01-Mar-98    $384,000.00       75.00       SFD            PRIMARY           1    06-Feb-98
$3,218.17 01-Mar-98    $471,381.99       75.00       SFD            PRIMARY           1    30-Jan-98
$2,046.53 01-Mar-98    $299,765.97       68.20       SFD            PRIMARY           1    22-Jan-98
$1,679.27 01-Mar-98    $234,213.83       80.00       SFD            PRIMARY           1    27-Jan-98
$2,237.54 01-Mar-98    $328,000.00       80.00       SFD            PRIMARY           1    19-Feb-98
$2,431.18 01-Mar-98    $352,000.00       80.00       SFD            PRIMARY           1    30-Jan-98
$1,746.37 01-Mar-98    $255,800.30       80.00       SFD            PRIMARY           1    30-Jan-98

-----------------------------------------------------------------------------------
LOAN_ID         ADDRESS                            CITY            STATE    ZIPCODE
-----------------------------------------------------------------------------------
602107664       1N657 WENTWORTH CT                 WINFIELD         IL      60190
602107711       324 WOODMERE WAY                   PHOENIXVILLE     PA      19460
602107777       75 LOMA VISTA DR                   BURLINGAME       CA      94010
602108039       123 DIAMOND CT                     HARRISONBURG     VA      22801
602108062       761 GATEHOUSE LN                   COLUMBUS         OH      43235
602108142       18417 TWIN CREEKS RD               MONTE SERENO     CA      95030
602108698       483 CUMBERLAND RD                  BURLINGAME       CA      94010
602108803       2931 E WYECLIFF WAY                LITTLETON        CO      80126
602108983       848 SANDY COVE LN                  FORT COLLINS     CO      80525
602109121       1229 PAR VIEW PL                   LA FOLLETTE      TN      37766
602109223       2615 N HALSTEAD ST                 CHICAGO          IL      60614
602109234       9020 FALLS CHAPEL WAY              POTOMAC          MD      20854
602109303       3439 PIPING ROCK LN                HOUSTON          TX      77027
602109427       147 BRIGHTON CLOSE                 NASHVILLE        TN      37205
602109508       1033 S CREEK VIEW LN               ANAHEIM          CA      92808
602109519       35042 SELLERS CT                   FREMONT          CA      94536
602109520       2309 N COMMONWEALTH AVE #1W        CHICAGO          IL      60601
602109575       301 GREYFRIARS LN                  CARY             NC      27511
602109597       8690 160TH CT NW                   RAMSEY           MN      55303
602109666       104500 OVERSEAS HIGHWAY 201A       KEY LARGO        FL      33037
602109848       14911 LARGO VISTA DR               HAYMARKET        VA      20166
602110328       245 COTTON FIELD CT                ALPHARETTA       GA      30202
602110523       5564 RED FERN RUN                  LITTLETON        CO      80125
602110830       71 WEED AVENUE                     NORWALK          CT       6850
602111136       43404 LAUREL GLENN COMMON          FREMONT          CA      94539
602111329       714 S DEARBORN 6                   CHICAGO          IL      60605
602111374       372 W 1950 N                       CENTERVILLE      UT      84014
602111498       4040 262ND PL SE                   ISSAQUAH         WA      98029
602111557       144 BORDERS RD                     BEAVER CREEK     CO      81620
602111637       26586 SE 15 ST                     ISSAQUAH         WA      98029
602111728       1703 ARNOLD PALMER BLVD            LOUISVILLE       KY      40245
602111842       2521 AUDREY LANE                   NORTHBROOK       IL      60062
602111944       1800 HAWKWEED WAY                  MALVERN          PA      19355
602112137       2312 MAGNOLIA BLVD WEST            SEATTLE          WA      98199
602112364       1854 W 152ND PL                    BROOMFIELD       CO      80020
602112672       11507 SOUTH WEST OAKS              AUSTIN           TX      78737
602113537       517 KING ST                        LAFAYETTE        CO      80026
602113606       4714 192ND DR NE                   REDMOND          WA      98053
602113888       4662 GOODHEART CT                  NEW ALBANY       OH      43054
602114479       2213 CHAMPLAIN CT                  UNION CITY       CA      94587
602116574       725 LAWTON ST                      MC LEAN          VA      22101
602116767       6 CHERRYGATE LN                    TRUMBULL         CT       6611

---------------------------------------------
INT_RATE    LOANTERM  ORIGINAL      PYMTDATE
---------------------------------------------
 7.250      360       $338,900.00   01-Mar-98
 6.875      360       $248,800.00   01-Mar-98
 7.500      360       $305,000.00   01-Mar-98
 7.500      360       $242,000.00   01-Apr-98
 7.375      360       $273,000.00   01-Mar-98
 7.500      360       $638,170.00   01-Mar-98
 7.500      360       $344,000.00   01-Mar-98
 7.250      360       $272,000.00   01-Apr-98
 7.375      360       $327,300.00   01-Mar-98
 7.500      360       $236,000.00   01-Apr-98
 7.500      360       $263,000.00   01-Apr-98
 7.250      360       $337,000.00   01-Mar-98
 7.250      360       $557,050.00   01-Mar-98
 7.250      360       $390,000.00   01-Mar-98
 7.500      360       $234,000.00   01-Mar-98
 7.750      360       $289,000.00   01-Mar-98
 7.500      360       $241,500.00   01-Mar-98
 7.000      360       $383,000.00   01-Mar-98
 7.125      360       $350,000.00   01-Mar-98
 7.375      360       $232,000.00   01-Mar-98
 7.250      360       $302,000.00   01-Mar-98
 7.000      360       $300,000.00   01-Apr-98
 7.250      360       $259,650.00   01-Mar-98
 7.000      360       $262,100.00   01-Mar-98
 7.500      360       $300,000.00   01-Mar-98
 7.375      360       $286,000.00   01-Apr-98
 7.750      360       $275,000.00   01-Mar-98
 7.750      360       $284,700.00   01-Mar-98
 6.875      360       $700,000.00   01-Apr-98
 7.250      360       $353,850.00   01-Mar-98
 7.250      360       $400,000.00   01-Mar-98
 7.375      360       $310,000.00   01-Mar-98
 7.000      360       $265,000.00   01-Apr-98
 7.375      360       $450,000.00   01-Mar-98
 7.375      360       $313,000.00   01-Mar-98
 7.500      360       $300,600.00   01-Mar-98
 7.250      360       $269,800.00   01-Mar-98
 7.250      360       $247,000.00   01-Mar-98
 7.250      360       $430,000.00   01-Apr-98
 6.625      360       $292,450.00   01-Apr-98
 6.625      360       $307,000.00   01-Apr-98
 7.500      360       $388,000.00   01-Apr-98

---------------------------------------------------------------------------------------
PI_PAY      PAID_THRU   BALANCE       LTV     PROPTYPE   OCCUPANCY     POOL   NOTEDATE
---------------------------------------------------------------------------------------
$2,311.90   01-Mar-98   $338,635.62   73.90   SFD        PRIMARY        1     30-Jan-98
$1,634.44   01-Mar-98   $248,590.98   80.00   SFD        PRIMARY        1     30-Jan-98
$2,132.60   01-Mar-98   $304,773.65   63.60   SFD        PRIMARY        1     23-Jan-98
$1,692.10   01-Mar-98   $242,000.00   74.50   SFD        PRIMARY        1     11-Feb-98
$1,885.54   01-Mar-98   $272,792.27   78.00   SFD        PRIMARY        1     22-Jan-98
$4,462.18   01-Mar-98   $637,696.38   55.50   SFD        PRIMARY        1     29-Jan-98
$2,405.30   01-Mar-98   $343,744.70   65.00   SFD        PRIMARY        1     23-Jan-98
$1,855.52   01-Mar-98   $272,000.00   85.00   SFD        PRIMARY        1     12-Feb-98
$2,260.58   01-Mar-98   $327,050.95   75.30   SFD        PRIMARY        1     26-Jan-98
$1,650.15   01-Mar-98   $236,000.00   76.20   SFD        SECOND-HOME    1     19-Feb-98
$1,838.93   01-Mar-98   $263,000.00   77.00   SFD        PRIMARY        1     05-Feb-98
$2,298.93   01-Mar-98   $336,237.11   88.50   SFD        PRIMARY        1     30-Jan-98
$3,800.06   01-Mar-98   $556,615.45   63.70   SFD        PRIMARY        1     26-Jan-98
$2,660.49   01-Mar-98   $389,610.43   89.70   CONDO      PRIMARY        1     30-Jan-98
$1,636.16   01-Mar-98   $233,826.34   72.00   SFD        PRIMARY        1     29-Jan-98
$2,070.43   01-Mar-98   $288,796.03   78.20   SFD        PRIMARY        1     26-Jan-98
$1,688.60   01-Mar-98   $241,320.78   79.50   SFD        PRIMARY        1     29-Jan-98
$2,548.11   01-Mar-98   $382,686.06   73.70   SFD        PRIMARY        1     20-Jan-98
$2,358.01   01-Mar-98   $349,720.11   64.30   SFD        PRIMARY        1     26-Jan-98
$1,602.37   01-Mar-98   $231,823.46   80.00   CONDO      SECOND-HOME    1     21-Jan-98
$2,060.17   01-Mar-98   $301,764.41   75.50   SFD        PRIMARY        1     02-Feb-98
$1,995.91   01-Mar-98   $300,000.00   80.00   SFD        PRIMARY        1     03-Feb-98
$1,771.27   01-Mar-98   $259,447.45   54.10   SFD        PRIMARY        1     26-Jan-98
$1,743.76   01-Mar-98   $261,885.16   95.00   SFD        PRIMARY        1     23-Jan-98
$2,097.64   01-Mar-98   $299,777.36   54.60   SFD        PRIMARY        1     22-Jan-98
$1,975.33   01-Mar-98   $286,000.00   80.00   CONDO      PRIMARY        1     03-Feb-98
$1,970.13   01-Mar-98   $274,805.91   69.10   SFD        PRIMARY        1     26-Jan-98
$2,039.63   01-Mar-98   $284,499.06   85.00   SFD        PRIMARY        1     15-Jan-98
$4,598.50   01-Mar-98   $700,000.00   23.40   SFD        SECOND-HOME    1     30-Jan-98
$2,413.88   01-Mar-98   $353,573.95   80.00   SFD        PRIMARY        1     28-Jan-98
$2,728.71   01-Mar-98   $399,687.96   61.60   SFD        PRIMARY        1     30-Jan-98
$2,141.09   01-Mar-98   $309,564.12   59.70   SFD        PRIMARY        1     30-Jan-98
$1,763.05   01-Mar-98   $265,000.00   63.10   SFD        PRIMARY        1     06-Feb-98
$3,108.04   01-Mar-98   $449,657.58   58.50   SFD        PRIMARY        1     30-Jan-98
$2,161.81   01-Mar-98   $312,761.84   74.20   SFD        PRIMARY        1     02-Feb-98
$2,101.84   01-Mar-98   $300,376.91   77.50   SFD        PRIMARY        1     16-Jan-98
$1,840.51   01-Mar-98   $269,589.53   95.00   SFD        PRIMARY        1     30-Jan-98
$1,684.98   01-Mar-98   $246,807.31   65.00   SFD        PRIMARY        1     19-Jan-98
$2,933.36   01-Mar-98   $430,000.00   78.20   SFD        PRIMARY        1     06-Feb-98
$1,872.59   01-Mar-98   $292,450.00   80.00   SFD        PRIMARY        1     20-Feb-98
$1,965.75   01-Mar-98   $307,000.00   76.80   SFD        PRIMARY        1     18-Feb-98
$2,712.95   01-Mar-98   $388,000.00   80.00   SFD        PRIMARY        1     06-Feb-98

--------------------------------------------------------------------------------
LOAN_ID      ADDRESS                        CITY                STATE    ZIPCODE
--------------------------------------------------------------------------------
602117314    170 WALTER HAYS                PALO ALTO            CA       94303
602117622    6662 CHEROKEE TRL W            EDEN PRAIRIE         MN       55344
602117746    8035 SE 33RD PL#1              MERCER ISLAND        WA       98040
602119511    210 E ORCHARD ST               ARLINGTON HEIGH      IL       60005
602120901    293 FOX RIDGE DR               THOUSAND OAKS        CA       91361
602121490    22414 DARDENNE STREET          CALABASAS            CA       91302
602122685    4146 SHOREBREAK DR             HUNTINGTON BEACH     CA       92649
602122798    3630 LAWSON RD                 GLENVIEW             IL       60025
602123301    750 7TH AVE                    SAN FRANCISCO        CA       94118
602123608    300 SOUTH POINT DR             MIAMI BEACH          FL       33139
602124404    411 BIRKHAVEN PL               SAN JOSE             CA       95138
602124643    7385 CROMPTON CT N             DUNWOODY             GA       30350
602125187    4 AARON DR                     LONG HILL            NJ        7946
602125336    1440 N STATE PARKWAY ST  7C    CHICAGO              IL       60610
602125370    22 FERN VALLEY RD              WESTON               CT        6883
602125724    15897 SE 56TH PL               BELLEVUE             WA       98006
602126246    3339 CTY HWY C                 PULASKI              WI       54162
602126406    14707 S BRUNNER RD             OREGON CITY          OR       97045
602126565    38 BROADVIEW AVE               MADISON              NJ        7940
602127156    1416 GORDON DR                 NAPA                 CA       94558
602128794    2541 VIBURG CT                 MIDLOTHIAN           VA       23113
602128841    1872 HARDIN LN                 POWELL               OH       43065
602128954    5650 CASTLEBAY DR              SPRINGFIELD          MO       65809
602129089    9635 GOTTEN WAY                GERMANTOWN           TN       38139
602130184    5710 COVE VIEW  E              LAKELAND             FL       33813
602131425    36955 ALDGATE CT               FARMINGTON           MI       48335
602131539    1723 N BISSELL ST              CHICAGO              IL       60614
602131664    880 GATENHOUSE LN              COLUMBUS             OH       43235
602131788    1210 RIDGELEY                  HOUSTON              TX       77055
602131835    2585 TAMPA RD                  WOLVERINE LAKE       MI       48390
602132302    2960 BUCCANEER ROAD            VIRGINIA BEACH       VA       23451
602132313    1117 KILLARNEY LN              BURLINGAME           CA       94010
602132404    3740 WATERFORD DR              MYRTLE BEACH         SC       29577
602132767    2868 FRANKLIN OAKS DRIVE       HERNDON              VA       20171
602133110    18 THACKERAY ROAD              WELLESLEY            MA        2181
602133223    100 WOODBINE                   WILMETTE             IL       60091
602133303    75 NAVAJO ROAD EAST            MEDINA               MN       55340
602133508    16820 41ST AVE N               PLYMOUTH             MN       55416
602133519    1006 EVE LANE                  LIVERMORE            CA       94550
602134598    2560 WESTERN ROW RD            MAINEVILLE           OH       45039
602135566    3803 DEER TRAIL DR             DANVILLE             CA       94506
602136113    35 BELLEVUE RD                 ANDOVER              MA        1810

----------------------------------------------
INT_RATE   LOANTERM    ORIGINAL      PYMTDATE
----------------------------------------------
7.500        360      $548,000.00    01-Mar-98
7.125        360      $255,000.00    01-Mar-98
7.375        360      $288,500.00    01-Apr-98
7.625        360      $276,000.00    01-Mar-98
7.750        360      $313,000.00    01-Apr-98
7.250        360      $317,000.00    01-Apr-98
7.250        360      $290,000.00    01-Apr-98
7.250        360      $337,000.00    01-Apr-98
7.750        360      $263,000.00    01-Mar-98
7.500        360      $520,000.00    01-Mar-98
7.500        360      $246,600.00    01-Mar-98
7.500        360      $263,000.00    01-Mar-98
7.375        360      $334,500.00    01-Apr-98
7.625        360      $252,000.00    01-Apr-98
7.375        360      $595,000.00    01-Apr-98
7.250        360      $300,000.00    01-Mar-98
7.250        360      $254,000.00    01-Mar-98
6.625        360      $266,250.00    01-Mar-98
6.750        360      $274,500.00    01-Apr-98
7.500        360      $241,600.00    01-Mar-98
7.250        360      $250,000.00    01-Apr-98
6.875        360      $330,000.00    01-Mar-98
7.375        360      $649,800.00    01-Apr-98
7.250        360      $249,800.00    01-Mar-98
7.375        360      $250,000.00    01-Apr-98
7.250        360      $277,500.00    01-Apr-98
7.375        360      $252,000.00    01-Apr-98
7.375        360      $344,700.00    01-Apr-98
7.250        360      $264,700.00    01-Mar-98
6.875        360      $244,000.00    01-Apr-98
7.250        360      $327,000.00    01-Mar-98
6.875        360      $270,000.00    01-Mar-98
7.250        360      $286,000.00    01-Apr-98
7.000        360      $320,000.00    01-Apr-98
7.250        360      $275,000.00    01-Mar-98
7.375        360      $325,000.00    01-Mar-98
7.250        360      $266,000.00    01-Mar-98
7.250        360      $323,600.00    01-Mar-98
7.375        360      $259,000.00    01-Mar-98
7.375        360      $363,750.00    01-Apr-98
6.750        360      $425,000.00    01-Apr-98
7.500        360      $280,000.00    01-Apr-98

---------------------------------------------------------------------------------------------
PI_PAY       PAID_THRU      BALANCE       LTV     PROPTYPE     OCCUPANCY    POOL    NOTEDATE
---------------------------------------------------------------------------------------------
$3,831.70    01-Mar-98    $547,593.30    60.30    SFD          PRIMARY       1      14-Jan-98
$1,717.98    01-Mar-98    $254,796.08    74.00    SFD          PRIMARY       1      23-Jan-98
$1,992.60    01-Mar-98    $288,500.00    54.50    SFD          PRIMARY       1      12-Feb-98
$1,953.51    01-Mar-98    $275,800.24    80.00    SFD          PRIMARY       1      26-Jan-98
$2,242.37    01-Mar-98    $313,000.00    79.30    SFD          PRIMARY       1      06-Feb-98
$2,162.50    01-Mar-98    $317,000.00    77.00    SFD          PRIMARY       1      16-Feb-98
$1,978.31    01-Mar-98    $290,000.00    42.70    SFD          PRIMARY       1      06-Feb-98
$2,298.93    01-Mar-98    $337,000.00    74.90    SFD          PRIMARY       1      02-Feb-98
$1,884.16    01-Mar-98    $262,814.38    77.40    SFD          PRIMARY       1      10-Jan-98
$3,635.92    01-Mar-98    $519,614.08    80.00    CONDO        PRIMARY       1      30-Jan-98
$1,724.26    01-Mar-98    $246,416.99    80.00    SFD          PRIMARY       1      30-Jan-98
$1,838.93    01-Mar-98    $262,804.82    73.90    SFD          PRIMARY       1      26-Jan-98
$2,310.31    01-Mar-98    $334,500.00    75.00    SFD          PRIMARY       1      10-Feb-98
$1,783.64    01-Mar-98    $252,000.00    80.00    CONDO        PRIMARY       1      16-Feb-98
$4,109.52    01-Mar-98    $595,000.00    58.10    SFD          PRIMARY       1      05-Feb-98
$2,046.53    01-Mar-98    $297,765.97    55.30    SFD          PRIMARY       1      28-Jan-98
$1,732.73    01-Mar-98    $253,801.85    71.00    SFD          PRIMARY       1      30-Jan-98
$1,704.83    01-Mar-98    $266,015.09    75.00    SFD          PRIMARY       1      22-Jan-98
$1,780.40    01-Mar-98    $274,500.00    65.60    SFD          PRIMARY       1      13-Feb-98
$1,689.30    01-Mar-98    $241,420.70    80.00    SFD          PRIMARY       1      02-Feb-98
$1,705.44    01-Mar-98    $250,000.00    71.70    SFD          PRIMARY       1      09-Feb-98
$2,167.87    01-Mar-98    $329,722.76    71.80    SFD          PRIMARY       1      22-Jan-98
$4,488.01    01-Mar-98    $649,800.00    68.80    SFD          PRIMARY       1      11-Feb-98
$1,704.08    01-Mar-98    $249,605.13    70.40    SFD          PRIMARY       1      26-Jan-98
$1,726.69    01-Mar-98    $250,000.00    36.50    SFD          PRIMARY       1      06-Feb-98
$1,893.04    01-Mar-98    $277,500.00    75.00    SFD          PRIMARY       1      02-Feb-98
$1,740.50    01-Mar-98    $252,000.00    80.00    TOWNHOUSE    PRIMARY       1      02-Feb-98
$2,380.76    01-Mar-98    $344,700.00    79.30    SFD          PRIMARY       1      12-Feb-98
$1,805.72    01-Mar-98    $264,493.51    80.00    SFD          PRIMARY       1      28-Jan-98
$1,602.91    01-Mar-98    $244,000.00    81.40    SFD          PRIMARY       1      06-Feb-98
$2,230.72    01-Mar-98    $326,438.84    79.40    SFD          PRIMARY       1      26-Jan-98
$1,773.71    01-Mar-98    $269,773.17    67.50    SFD          PRIMARY       1      21-Jan-98
$1,951.02    01-Mar-98    $286,000.00    69.80    SFD          PRIMARY       1      02-Feb-98
$2,128.97    01-Mar-98    $320,000.00    78.90    SFD          PRIMARY       1      16-Feb-98
$1,875.98    01-Mar-98    $274,785.47    46.40    SFD          PRIMARY       1      30-Jan-98
$2,244.69    01-Mar-98    $324,752.71    72.30    SFD          PRIMARY       1      29-Jan-98
$1,814.59    01-Mar-98    $265,792.49    51.70    SFD          PRIMARY       1      27-Jan-98
$2,207.52    01-Mar-98    $323,347.56    68.20    SFD          PRIMARY       1      29-Jan-98
$1,788.85    01-Mar-98    $258,802.92    73.60    SFD          PRIMARY       1      30-Jan-98
$2,512.33    01-Mar-98    $363,750.00    75.00    SFD          PRIMARY       1      19-Feb-98
$2,756.54    01-Mar-98    $425,000.00    68.55    PUD          PRIMARY       1      12-Feb-98
$1,957.80    01-Mar-98    $280,000.00    73.70    SFD          PRIMARY       1      02-Feb-98

----------------------------------------------------------------------------------------------------------
LOAN_ID      ADDRESS                           CITY                   STATE    ZIPCODE
----------------------------------------------------------------------------------------------------------
602136497    5441 NASSAU CIR E                 ENGLEWOOD               CO       80110      7.250       360
602136545    1509 EDGWOOD LN                   WINNETKA                IL       60093      7.500       360
602136590    386 CHERRY HILLS CT               THOUSAND OAKS           CA       91320      7.500       360
602137067    1626 ROBIN HOOD PL                HIGHLAND PARK           IL       60035      7.375       360
602137443    17 ATLANTIC BEACH CT              KIAWAH ISLAND           SC       29455      6.625       360
602138752    3800 ISLAND PARK DR               WATERFORD TWP.          MI       48329      7.750       360
602138912    2505 DEKOVEN                      BELMONT                 CA       94002      7.375       360
602140277    2619 OAK AVE                      NORTHBROOK              IL       60062      7.250       360
602141461    22185 W CUBA RD                   KILDEER                 IL       60047      7.500       360
602142100    4977 EVANS AVE                    FREMONT                 CA       94538      7.750       360
602143544    8906 PEORIA COURT                 SPRINGFIELD             VA       22153      7.625       360
602143782    2100 LLAGAS RD                    MORGAN HILL             CA       95037      6.625       360
602144339    333 W 71ST ST                     NEW YORK                NY       10023      7.375       360
602144625    9611 ELENA DR NE                  ALBUQUERQUE             NM       87122      7.375       360
602145125    1787 CARRIAGE PARK CIR            SALT LAKE CITY          UT       84121      7.500       360
602145136    210 W ELSMERE PLACE               SAN ANTONIO             TX       78212      6.625       360
602145307    46907 BUSHWOOD CT                 STERLING                VA       20164      7.500       360
602145409    5519 CORN MILL LN                 POWDER SPRINGS          GA       30073      7.500       360
602145557    2308 OCEAN POINT DR               WILMINGTON              NC       28405      7.375       360
602147456    2062 STRATTON RD                  WALNUT CREEK            CA       94598      7.250       360
602151179    6714 E YOSEMITE AVE.              ORANGE                  CA       92867      7.375       360
602152443    3831 W BLACKSMITH RD              PARK CITY               UT       84098      7.250       360
602152498    1015 LAKE PARK                    BIRMINGHAM              MI       48009      7.375       360
602152546    235 SUNSET DR                     NORTHFIELD              IL       60093      7.375       360
602154161    11851 S OCTOBER COVE              SANDY                   UT       84094      7.625       360
602158531    2052 CAROLINA AVE NE              ST. PETERSBURG          FL       33703      7.375       360
602162434    513 PINNACLE HEIGHTS LN           LAS VEGAS               NV       89134      7.375       360
602162467    9831 ORCHARD CLUB DR              CINCINNATI              OH       45242      7.625       360
602162640    4802 WILLOW ST                    BELLAIRE                TX       77401      7.250       360
602162888    2627 NE THOMPSON ST               PORTLAND                OR       97212      6.625       360
602163060    20 WHITE DEER LANE                WEST HARRISON           NY       10604      7.375       360
602167406    2120 PELHAM                       HOUSTON                 TX       77019      7.000       360
602167451    14182 SOBEY MEADOWS COURT         SARATOGA                CA       95070      7.375       360
602167667    7240 FISHBACK HILL LN             INDIANAPOLIS            IN       46278      7.375       360
602168782    6053 OAKGATE ROW                  LA JOLLA                CA       92037      7.125       360
602170695    425 PRAIRIE AVE                   WILMETTE                IL       60091      7.625       360
602171710    890 WALNUT RIDGE DR               WAUKEE                  IA       50263      7.250       360
602171992    4 WINCHESTER                      IRVINE                  CA       92720      7.625       360
602172664    212 BORDEAUX LANE                 CARY                    NC       27511      7.250       360
602173803    1854 N FREMONT                    CHICAGO                 IL       60614      7.250       360
602176737    3130 MILL CT                      ANN ARBOR               MI       48104      7.375       360
602180016    4670 BRAFFERTON                   BLOOMFIELD              MI       48302      7.500       360

  PI_PAY PAID THRU             BALANCE              LTV        PROPTYPE        OCCUPANCY         POOL NOTEDATE
$372,800.00 01-Mar-98    $2,543.15 01-Mar-98    $372,509.18    72.40SFD         PRIMARY           1 30-Jan-98
$400,000.00 01-Apr-98    $2,796.86 01-Mar-98    $400,000.00    80.00SFD         PRIMARY           1 05-Feb-98
$343,000.00 01-Mar-98    $2,398.31 01-Mar-98    $342,745.44    76.60SFD         PRIMARY           1 27-Jan-98
$248,500.00 01-Mar-98    $1,716.33 01-Mar-98    $248,310.91    79.70SFD         PRIMARY           1 23-Jan-98
$357,500.00 01-Apr-98    $2,289.11 01-Mar-98    $357,500.00    63.30SFD         SECOND-HOME       1 09-Feb-98
$234,000.00 01-Apr-98    $1,676.40 01-Mar-98    $234,000.00    90.00SFD         PRIMARY           1 12-Feb-98
$285,000.00 01-Mar-98    $1,968.42 01-Mar-98    $284,783.14    73.10SFD         PRIMARY           1 30-Jan-98
$270,000.00 01-Apr-98    $1,841.88 01-Mar-98    $270,000.00    72.00SFD         PRIMARY           1 06-Feb-98
$500,000.00 01-Mar-98    $3,496.07 01-Mar-98    $499,628.92    77.10SFD         PRIMARY           1 29-Jan-98
$250,000.00 01-Mar-98    $1,791.03 01-Mar-98    $249,823.55    60.40SFD         PRIMARY           1 21-Jan-98
$242,900.00 01-Apr-98    $1,719.23 01-Mar-98    $242,900.00    78.40SFD         PRIMARY           1 13-Feb-98
$292,000.00 01-Apr-98    $1,869.71 01-Mar-98    $292,000.00    66.40SFD         PRIMARY           1 20-Feb-98
$550,000.00 01-Apr-98    $3,798.71 01-Mar-98    $550,000.00    41.60SFD         PRIMARY           1 19-Feb-98
$370,000.00 01-Apr-98    $2,555.50 01-Mar-98    $370,000.00    73.30SFD         PRIMARY           1 02-Feb-98
$300,000.00 01-Mar-98    $2,097.64 01-Mar-98    $299,777.36    70.00SFD         PRIMARY           1 30-Jan-98
$313,700.00 01-Apr-98    $2,008.66 01-Mar-98    $313,700.00    76.80SFD         PRIMARY           1 03-Feb-98
$241,000.00 01-Mar-98    $1,685.11 01-Mar-98    $240,821.14    79.90SFD         PRIMARY           1 30-Jan-98
$308,000.00 01-Mar-98    $2,153.58 01-Mar-98    $307,771.42    73.40SFD         PRIMARY           1 26-Jan-98
$643,000.00 01-Apr-98    $4,441.04 01-Mar-98    $643,000.00    64.80SFD         PRIMARY           1 02-Feb-98
$268,000.00 01-Apr-98    $1,828.23 01-Mar-98    $268,000.00    73.50SFD         PRIMARY           1 13-Feb-98
$316,800.00 01-Mar-98    $2,188.06 01-Mar-98    $316,558.94    80.00SFD         PRIMARY           1 29-Jan-98
$326,250.00 01-Apr-98    $2,225.60 01-Mar-98    $326,250.00    75.00SFD         PRIMARY           1 02-Feb-98
$404,000.00 01-Apr-98    $2,790.33 01-Mar-98    $404,000.00    60.80SFD         PRIMARY           1 02-Feb-98
$300,000.00 01-Apr-98    $2,072.03 01-Mar-98    $300,000.00    42.90SFD         PRIMARY           1 06-Feb-98
$517,600.00 01-Mar-98    $3,663.54 01-Mar-98    $517,225.38    80.00SFD         PRIMARY           1 26-Jan-98
$250,000.00 01-Mar-98    $1,726.69 01-Mar-98    $249,809.77    71.90SFD         PRIMARY           1 30-Jan-98
$478,700.00 01-Mar-98    $3,306.26 01-Mar-98    $478,335.74    80.00SFD         PRIMARY           1 19-Jan-98
$252,300.00 01-Apr-98    $1,785.76 01-Mar-98    $252,300.00    77.70SFD         PRIMARY           1 04-Feb-98
$460,800.00 01-Mar-98    $3,143.47 01-Mar-98    $460,440.53    80.00SFD         PRIMARY           1 22-Jan-98
$315,200.00 01-Apr-98    $2,018.26 01-Mar-98    $315,200.00    63.10SFD         PRIMARY           1 20-Feb-98
$475,000.00 01-Mar-98    $3,280.71 01-Mar-98    $474,638.56    70.00SFD         PRIMARY           1 23-Jan-98
$332,000.00 01-Mar-98    $2,208.80 01-Mar-98    $331,727.87    80.00SFD         PRIMARY           1 23-Jan-98
$490,000.00 01-Mar-98    $3,384.31 01-Mar-98    $489,592.62    51.60SFD         PRIMARY           1 15-Jan-98
$398,500.00 01-Mar-98    $2,752.34 01-Mar-98    $398,196.77    60.40SFD         PRIMARY           1 02-Feb-98
$359,000.00 01-Mar-98    $2,418.65 01-Mar-98    $358,712.91    80.00SFD         PRIMARY           1 30-Jan-98
$237,500.00 01-Mar-98    $1,681.01 01-Mar-98    $237,328.10    73.10SFD         PRIMARY           1 30-Jan-98
$234,000.00 01-Apr-98    $1,596.29 01-Mar-98    $234,000.00    76.80SFD         PRIMARY           1 05-Feb-98
$320,000.00 01-Apr-98    $2,264.94 01-Mar-98    $320,000.00    88.90SFD         PRIMARY           1 20-Feb-98
$442,300.00 01-Apr-98    $3,017.27 01-Mar-98    $442,300.00    80.00SFD         PRIMARY           1 12-Feb-98
$335,000.00 01-Mar-98    $2,285.29 01-Mar-98    $334,738.67    54.10SFD         PRIMARY           1 22-Jan-98
$246,000.00 01-Apr-98    $1,699.06 01-Mar-98    $246,000.00    56.60SFD         PRIMARY           1 06-Feb-98
$310,000.00 01-Mar-98    $2,167.56 01-Mar-98    $309,769.94    85.00SFD         PRIMARY           1 23-Jan-98


--------------------------------------------------------------------------------
LOAN ID               ADDRESS                        CITY        STATE   ZIPCODE
--------------------------------------------------------------------------------
602180982      206 EMERSON ST                    PALO ALTO        CA       94301
602181119      10 CARRINGTON COURT               WESTWOOD         NJ        7675
602181120      4309 LAKE MICHIGAN DR             CORPUS CHRISTI   TX       78413
602181153      2906 TURPIN WOODS CT              CINCINNATI       OH       45244
602181164      2637 38TH AVE W                   SEATTLE          WA       98199
602181277      285409 NE 63RD WAY                CARNATION        WA       98014
602187876      3013 CHATELAINE DRIVE             AUSTIN           TX       78746
602188434      1 OAKWOOD CT                      CEDAR GROVE      NJ        7009
602189082      2201 N RIVER HILLS RD             AUSTIN           TX       78733
602189093      271 LOGAN RANCH ROAD              GEORGETOWN       TX       78628
602191473      201 BAHAMA LANE                   PALM BEACH       FL       33480
602193033      17836 JOHN CONNER RD              CORNELIUS        NC       28031
602193226      2120 DELPOND LN                   CHARLOTTE        NC       28226
602194103      6460 E TRAILRIDGE CIRCLE   #15    MESA             AZ       85215
602198118      6351 NORTHFIELD                   WEST BLOOMFIELD  MI       48322
602198653      34226 KENWOOD DRIVE               FREMONT          CA       94555
602199142      17689 SHEFFIELD LANE              EDEN PRAIRIE     MN       55346
602199665      3801 E ALEXANDER AVE              LITTLETON        CO       80121
602200748      654 THORNCROFT DR                 WEST CHESTER     PA       19380
602200771      5165 E SERENA AVE                 CLOVIS           CA       93611
602203137      6219 MIDSUMMER LN                 ROANOKE          VA       24018
602203683      1607 N WOODLAWN ST                WHEATON          IL       60187
602204014      864 MEDEA WAY                     DENVER           CO       80209
602204069      1911 LEXINGTON AVE                SAN MATEO        CA       94402
602205480      7405 QUARTZ CIRCLE                DUBLIN           CA       94568
602205685      2780 THOMAS GRADE RD              MORGAN HILL      CA       95037
602207471      11563 BURR OAK LANE               BURR RIDGE       IL       60525
602208893      2102 E SAHUARO DR                 PHOENIX          AZ       85028
602209861      3870 S 176 AVE                    OMAHA            NE       68130
602213549      9640 SE 61ST PLACE                MERCER ISLAND    WA       98040
602214210      621 UPPER VINTNERS CIRCLE         FREMONT          CA       94539
602216154      7001 TOPAZ LN                     BAKERSFIELD      CA       93308
602220230      9425 QUAIL RIDGE RUN              BRIGHTON         MI       48114
602220456      2075 SUMMIT ST                    FRANKTOWN        CO       80116
602220478      12865 CLAYTON RD                  SAN JOSE         CA       95127
602223847      525 BOBBY'S LANE                  HOLLISTER        CA       95023
602224644      6631 BUTLER OAKS CT               SPRING           TX       77389
602224699      2616 HAWTHORN RD                  ANN ARBOR        MI       48104
602225667      3164 PURDUE AVE                   LOS ANGELES      CA       90066
602228648      81 DANADA DR                      WHEATON          IL       60187
602232768      2358 INDIAN PAINTBRUSH CIR        HIGHLANDS RANCH  CO       80126
602232859      14009 SOUTHEAST SOMERSET BLVD.    BELLEVUE         WA       98006


----------------------------------------------
INT_RATE   LOANTERM     ORIGINAL     PYMTDATE
----------------------------------------------
7.500        360       $329,000.00   01-Mar-98
7.375        360       $340,000.00   01-Apr-98
6.625        360       $271,950.00   01-Apr-98
7.500        360       $275,000.00   01-Apr-98
7.250        360       $312,000.00   01-Mar-98
7.250        360       $294,400.00   01-Apr-98
7.250        360       $250,000.00   01-Mar-98
7.250        360       $336,000.00   01-Apr-98
7.250        360       $339,300.00   01-Mar-98
7.250        360       $320,000.00   01-Mar-98
7.750        360       $400,000.00   01-Apr-98
7.375        360       $565,000.00   01-Apr-98
7.625        360       $385,000.00   01-Apr-98
7.500        360       $240,000.00   01-Mar-98
7.500        360       $261,250.00   01-Apr-98
7.375        360       $264,000.00   01-Mar-98
7.500        360       $297,000.00   01-Apr-98
7.250        360       $332,000.00   01-Apr-98
6.625        360       $284,050.00   01-Mar-98
7.625        360       $273,800.00   01-Mar-98
7.250        360       $242,000.00   01-Apr-98
7.375        360       $239,950.00   01-Apr-98
7.375        360       $245,000.00   01-Apr-98
7.250        360       $288,500.00   01-Apr-98
7.625        360       $244,800.00   01-Mar-98
7.625        360       $272,250.00   01-Mar-98
6.875        360       $336,000.00   01-Mar-98
7.250        360       $240,000.00   01-Mar-98
7.875        360       $435,000.00   01-Mar-98
7.375        360       $434,000.00   01-Apr-98
7.250        360       $550,000.00   01-Mar-98
6.750        360       $227,500.00   01-Mar-98
7.375        360       $400,000.00   01-Mar-98
7.000        360       $318,750.00   01-Apr-98
7.500        360       $445,000.00   01-Apr-98
7.875        360       $299,000.00   01-Mar-98
7.000        360       $282,400.00   01-Apr-98
7.750        360       $287,000.00   01-Apr-98
7.625        360       $394,000.00   01-Mar-98
7.375        360       $257,500.00   01-Apr-98
7.250        360       $250,800.00   01-Mar-98
7.250        360       $303,200.00   01-Apr-98

---------------------------------------------------------------------------------
PI_PAY      PAID_THRU     BALANCE      LTV    PROPTYPE  OCCUPANCY  POOL  NOTEDATE
---------------------------------------------------------------------------------
$2,300.42   01-Mar-98   $328,755.83   65.80     SFD      PRIMARY    1   30-Jan-98
$2,348.30   01-Mar-98   $340,000.00   41.80     SFD      PRIMARY    1   06-Feb-98
$1,741.33   01-Mar-98   $271,950.00   95.00     SFD      PRIMARY    1   10-Feb-98
$1,922.84   01-Mar-98   $275,000.00   72.40     SFD      PRIMARY    1   17-Feb-98
$2,128.39   01-Mar-98   $311,756.61   80.00     SFD      PRIMARY    1   26-Jan-98
$2,008.33   01-Mar-98   $294,400.00   75.00     SFD      PRIMARY    1   06-Feb-98
$1,705.44   01-Mar-98   $249,804.98   72.70     SFD      PRIMARY    1   16-Jan-98
$2,292.11   01-Mar-98   $336,000.00   78.20     CONDO    PRIMARY    1   23-Feb-98
$2,314.62   01-Mar-98   $339,035.32   40.00     SFD      PRIMARY    1   30-Jan-98
$2,182.96   01-Mar-98   $319,750.37   80.00     SFD      PRIMARY    1   19-Jan-98
$2,865.65   01-Mar-98   $400,000.00   62.40     SFD      PRIMARY    1   02-Feb-98
$3,902.31   01-Mar-98   $565,000.00   74.90     SFD      PRIMARY    1   06-Feb-98
$2,725.01   01-Mar-98   $385,000.00   54.30     SFD      PRIMARY    1   06-Feb-98
$1,678.11   01-Mar-98   $239,821.89   75.00     SFD      PRIMARY    1   22-Jan-98
$1,826.70   01-Mar-98   $261,250.00   95.00     SFD      PRIMARY    1   12-Feb-98
$1,823.38   01-Mar-98   $263,799.12   78.90     SFD      PRIMARY    1   28-Jan-98
$2,076.67   01-Mar-98   $297,000.00   73.40     SFD      PRIMARY    1   06-Feb-98
$2,264.83   01-Mar-98   $332,000.00   50.40     SFD      PRIMARY    1   10-Feb-98
$1,818.80   01-Mar-98   $283,799.39   95.00     SFD      PRIMARY    1   29-Jan-98
$1,937.94   01-Mar-98   $273,501.83   79.40     SFD      PRIMARY    1   01-Feb-98
$1,650.87   01-Mar-98   $242,000.00   66.20     SFD      PRIMARY    1   09-Feb-98
$1,657.28   01-Mar-98   $239,950.00   71.70     SFD      PRIMARY    1   06-Feb-98
$1,692.15   01-Mar-98   $245,000.00   53.30     SFD      PRIMARY    1   04-Feb-98
$1,968.08   01-Mar-98   $288,500.00   71.30     SFD      PRIMARY    1   02-Feb-98
$1,732.68   01-Mar-98   $244,622.82   80.00     SFD      PRIMARY    1   22-Jan-98
$1,926.97   01-Mar-98   $272,052.95   68.10     PUD      PRIMARY    1   20-Jan-98
$2,207.28   01-Mar-98   $335,717.72   80.00     PUD      PRIMARY    1   30-Jan-98
$1,637.22   01-Mar-98   $239,812.77   80.00     SFD      PRIMARY    1   16-Jan-98
$3,154.05   01-Mar-98   $434,700.64   66.50     SFD      PRIMARY    1   28-Jan-98
$2,997.53   01-Mar-98   $434,000.00   51.10     SFD      PRIMARY    1   13-Feb-98
$3,751.97   01-Mar-98   $549,570.95   74.60     SFD      PRIMARY    1   29-Jan-98
$1,475.56   01-Mar-98   $227,304.13   77.20     SFD      PRIMARY    1   29-Jan-98
$2,762.70   01-Mar-98   $399,695.63   87.00     SFD      PRIMARY    1   30-Jan-98
$2,120.65   01-Mar-98   $318,750.00   75.00     SFD      PRIMARY    1   06-Feb-98
$3,111.50   01-Mar-98   $445,000.00   72.40     SFD      PRIMARY    1   20-Feb-98
$2,167.96   01-Mar-98   $298,760.76   90.00     SFD      PRIMARY    1   30-Jan-98
$1,878.81   01-Mar-98   $282,400.00   80.00     SFD      PRIMARY    1   06-Feb-98
$2,056.10   01-Mar-98   $287,000.00   71.80     SFD      PRIMARY    1   09-Feb-98
$2,788.71   01-Mar-98   $393,714.83   73.00     SFD      PRIMARY    1   28-Jan-98
$1,778.49   01-Mar-98   $257,500.00   69.60     SFD      PRIMARY    1   06-Feb-98
$1,710.90   01-Mar-98   $250,604.35   71.60     SFD      PRIMARY    1   29-Jan-98
$2,068.36   01-Mar-98   $303,200.00   80.00     SFD      PRIMARY    1   11-Feb-98

------------------------------------------------------------------------------------
LOAD_ID       ADDRESS                       CITY                    STATE    ZIPCODE
------------------------------------------------------------------------------------
602232917 6083 OAKGATE ROW                  LA JOLLA                CA       92037
602237887 4240 CORDOBES COVE                SAN DIEGO               CA       92130
602238467 7108 EDGEVALE ST                  CHEVY CHASE             MD       20815
602238866 42555 WOODWIND LN                 CANTON                  MI       48188
602239300 6010 REINHARDT                    FAIRWAY                 KS       66205
602239958 104 LUDGATE CT                    MORRISVILLE             NC       27560
602240223 12303 NE 293RD CIRCLE             BATTLE GROUND           WA       98604
602248492 8947 MOUNTAIN ASH CT              SPRINGFIELD             VA       22153
602248528 1653 FRANCIS HAMMOND PKY          ALEXANDRIA              VA       22302
602248744 11323 BROADVIEW DR                MOORPARK                CA       93021
602248846 1500 CAMDEN WAY                   OKLAHOMA CITY           OK       73116
602249073 17 SPRINGSIDE                     DOVE CANYON             CA       92679
602249916 1239 TOWNSEND TERRACE             SUNNYVALE               CA       94087
602250340 545 CYPRESS POINT CT              RIVERWOODS              IL       60015
602251034 535 WHITEGATE COURT               BARRINGTON              IL       60010
602252605 102 JESSICA COURT                 CORNWALL                NY       12518
602254890 1337 LAKE CREEK RD                EDWARDS                 CO       81632
602258257 11600 SE 207TH AVE                ISSAQUAH                WA       98027
602258406 2819 OAK POINT LN                 RICHMOND                VA       23233
602264665 9405 WOODINGTON DR                POTOMAC                 MD       20854
602265165 20 NORTHFIELD DR                  NORTHPORT               NY       11768
602271868 3900 E ST ROUTE 73                WAYNESVILLE             OH       45068
602277739 104 WOODCLIFF AVE                 WODDCLIFF LAKE          NJ        7675
602279606 20 LOCH LLOYD PKWY                BELTON                  MO       64012
602280482 14 THORNEWOOD RD                  ARMONK                  NY       10504
602281586 7910 W SUSSEX CT                  LONGMONT                CO       80501
602284431 972 SHEM DR                       MOUNT PLEASANT          SC       29464
602284670 41 BRUIN HILL RD                  NORTH ANDOVER           MA        1845
602286239 9762 BRIER LANE                   SANTA ANA               CA       92705
602286477 12283 BRIDGEWATER RD              INDIANAPOLIS            IN       46256
602286785 59 LAKE FOREST DR                 ST. LOUIS               MO       63117
602287296 500 WAVERLY WAY                   KIRKLAND                WA       98033
602292373 24622 MONITA CIR                  LAGUNA NIGUEL           CA       92677
602298380 1121 PALO ALTO WAY                SALINAS                 CA       93901
602309657 6107 BRYAN PLACE                  BRENTWOOD               TN       37027
602311559 2795 E FALCON WAY                 SANDY                   UT       84093
602326419 1366 JAYHAWK LN                   LIVERMORE               CA       94550
602327739 18 CEDAR HILL RD                  ALBUQUERQUE             NM       87122
602329401 6530 SE 30TH AVE                  PORTLAND                OR       97202
602337548 4603 WESTERDALE DR                FULSHEAR                TX       77441
602341258 138 SOUNDVIEW DRIVE               PORT WASHINGTON         NY       11050
602343808 19117 194TH AVE NE                WOODINVILLE             WA       98072


-----------------------------------------------
INT_RATE    LOANTERM     ORIGINAL     PYMTDATE
-----------------------------------------------
7.375       360          $353,000.00  01-Mar-98
7.250       360          $296,000.00  01-Apr-98
7.375       360          $265,000.00  01-Apr-98
7.875       360          $232,000.00  01-Mar-98
7.250       360          $240,000.00  01-Apr-98
7.250       360          $265,000.00  01-Apr-98
7.000       360          $262,250.00  01-Apr-98
7.625       360          $272,000.00  01-Apr-98
7.500       360          $399,000.00  01-Apr-98
7.250       360          $265,000.00  01-Apr-98
6.750       360          $331,700.00  01-Apr-98
7.750       360          $263,000.00  01-Apr-98
7.625       360          $348,000.00  01-Apr-98
7.375       360          $316,300.00  01-Mar-98
7.625       360          $399,000.00  01-Apr-98
7.875       360          $265,000.00  01-Mar-98
7.250       360          $290,000.00  01-Apr-98
7.250       360          $276,000.00  01-Apr-98
6.750       360          $308,000.00  01-Apr-98
7.375       360          $332,000.00  01-Mar-98
7.625       360          $250,000.00  01-Apr-98
7.250       360          $272,000.00  01-Apr-98
7.250       360          $360,000.00  01-Apr-98
7.500       360          $352,000.00  01-Apr-98
6.875       360          $325,000.00  01-Apr-98
7.375       360          $292,000.00  01-Apr-98
7.250       360          $269,800.00  01-Apr-98
7.375       360          $265,900.00  01-Mar-98
7.750       360          $650,000.00  01-Apr-98
7.250       360          $394,000.00  01-Apr-98
7.375       360          $502,000.00  01-Apr-98
7.500       360          $330,000.00  01-Apr-98
7.750       360          $288,000.00  01-Apr-98
7.375       360          $250,400.00  01-Apr-98
7.625       360          $246,600.00  01-Mar-98
6.750       360          $256,000.00  01-Apr-98
7.750       360          $280,250.00  01-Apr-98
7.250       360          $314,910.00  01-Apr-98
7.250       360          $275,000.00  01-Apr-98
7.250       360          $250,000.00  01-Apr-98
7.500       360          $328,000.00  01-Apr-98
7.750       360          $300,000.00  01-Apr-98


----------------------------------------------------------------------------------
PI_PAY    PAID_THRU     BALANCE       LTV   PROPTYPE    OCCUPANCY   POOL NOTEDATE
----------------------------------------------------------------------------------
$2,438.08 01-Mar-98    $352,731.40    80.00 SFD         PRIMARY        1 30-Jan-98
$2,019.24 01-Mar-98    $296,000.00    80.00 SFD         PRIMARY        1 17-Feb-98
$1,830.29 01-Mar-98    $265,000.00    79.90 SFD         PRIMARY        1 06-Feb-98
$1,682.16 01-Mar-98    $231,840.34    95.00 SFD         PRIMARY        1 30-Jan-98
$1,637.22 01-Mar-98    $240,000.00    71.70 SFD         PRIMARY        1 11-Feb-98
$1,807.77 01-Mar-98    $265,000.00    65.60 SFD         PRIMARY        1 05-Feb-98
$1,744.76 01-Mar-98    $262,250.00    70.00 SFD         PRIMARY        1 18-Feb-98
$1,925.20 01-Mar-98    $272,000.00    76.90 SFD         PRIMARY        1 20-Feb-98
$2,789.87 01-Mar-98    $399,000.00    84.90 SFD         PRIMARY        1 20-Feb-98
$1,807.77 01-Mar-98    $265,000.00    67.10 SFD         PRIMARY        1 06-Feb-98
$2,151.40 01-Mar-98    $331,700.00    62.90 SFD         PRIMARY        1 09-Feb-98
$1,884.16 01-Mar-98    $263,000.00    72.90 SFD         PRIMARY        1 10-Feb-98
$2,463.12 01-Mar-98    $348,000.00    74.90 SFD         PRIMARY        1 13-Feb-98
$2,184.61 01-Mar-98    $316,059.32    80.00 PUD         PRIMARY        1 30-Jan-98
$2,824.10 01-Mar-98    $399,000.00    73.90 SFD         PRIMARY        1 05-Feb-98
$1,921.43 01-Mar-98    $264,817.63    93.40 SFD         PRIMARY        1 30-Jan-98
$1,978.31 01-Mar-98    $290,000.00    39.00 SFD         PRIMARY        1 05-Feb-98
$1,882.81 01-Mar-98    $276,000.00    79.00 SFD         PRIMARY        1 12-Feb-98
$1,997.68 01-Mar-98    $308,000.00    68.50 SFD         PRIMARY        1 09-Feb-98
$2,293.04 01-Mar-98    $331,747.18    79.10 SFD         PRIMARY        1 29-Jan-98
$1,769.48 01-Mar-98    $250,000.00    75.80 SFD         PRIMARY        1 26-Feb-98
$1,855.52 01-Mar-98    $272,000.00    57.90 SFD         PRIMARY        1 06-Feb-98
$2,455.83 01-Mar-98    $360,000.00    60.60 SFD         PRIMARY        1 13-Feb-98
$2,461.24 01-Mar-98    $352,000.00    56.80 SFD         PRIMARY        1 06-Feb-98
$2,135.02 01-Mar-98    $325,000.00    71.80 SFD         PRIMARY        1 10-Feb-98
$2,016.77 01-Mar-98    $292,000.00    80.00 SFD         PRIMARY        1 11-Feb-98
$1,840.51 01-Mar-98    $269,800.00    95.00 SFD         PRIMARY        1 20-Feb-98
$1,836.51 01-Mar-98    $265,697.67    95.00 SFD         PRIMARY        1 29-Jan-98
$4,656.68 01-Mar-98    $650,000.00    52.00 SFD         PRIMARY        1 13-Feb-98
$2,687.77 01-Mar-98    $394,000.00    68.00 PUD         PRIMARY        1 13-Feb-98
$3,467.19 01-Mar-98    $502,000.00    74.40 PUD         PRIMARY        1 13-Feb-98
$2,307.41 01-Mar-98    $330,000.00    66.00 SFD         PRIMARY        1 10-Feb-98
$2,063.27 01-Mar-98    $288,000.00    79.60 SFD         PRIMARY        1 03-Feb-98
$1,729.45 01-Mar-98    $250,400.00    80.00 SFD         PRIMARY        1 24-Feb-98
$1,745.42 01-Mar-98    $246,421.52    90.00 SFD         PRIMARY        1 30-Jan-98
$1,660.41 01-Mar-98    $256,000.00    80.00 SFD         PRIMARY        1 12-Feb-98
$2,007.75 01-Mar-98    $280,250.00    95.00 SFD         PRIMARY        1 24-Feb-98
$2,148.24 01-Mar-98    $314,910.00    90.00 SFD         SECOND-HOME    1 12-Feb-98
$1,875.98 01-Mar-98    $275,000.00    56.80 SFD         PRIMARY        1 24-Feb-98
$1,705.44 01-Mar-98    $250,000.00    78.20 SFD         PRIMARY        1 16-Feb-98
$2,293.42 01-Mar-98    $328,000.00    80.00 SFD         PRIMARY        1 26-Feb-98
$2,149.24 01-Mar-98    $300,000.00    88.50 SFD         PRIMARY        1 06-Feb-98

------------------------------------------------------------------------------------
LOAD_ID       ADDRESS                       CITY                    STATE    ZIPCODE
------------------------------------------------------------------------------------
602345720 31608 GALLERY LANE                EVERGREEN               CO       80439
602346867 750 PARSONS ROAD                  RIDGEWOOD               NJ        7450
602348346 448 CUMULUS AVE                   SUNNYVALE               CA       94087
602348701 332 KITETAIL ST                   SIMI VALLEY             CA       93065
602358522 623 PANTERA DR                    DIAMOND BAR             CA       91765
602360844 6810 44TH PL NE                   SEATTLE                 WA       98115
602361685 1210 WYNGATE RD                   WYNNEWOOD               PA       19096
602381439 235 E LAKE SAMMAMISH PKY SE       REDMOND                 WA       98053
602388993 1603 TREASURE OAKS                KATY                    TX       77450
602392125 2449 HAYMARKET ST                 THOUSAND OAKS           CA       91362
602399634 1338 E LAIRD AVENUE               SALT LAKE CITY          UT       84105
602404982 5951 S CIMARRON WAY               LITTLETON               CO       80123
602409099 203 CALLE SALIDA                  SAN CLEMENTE            CA       92672
602417841 23 SORBONNE                       LAGUNA NIGUEL           CA       92677
602428241 3225 E FOX                        MESA                    AZ       85213
602428434 1049 SHOAL CREEK CT               SIMI VALLEY             CA       93065

------------------------------------------------------------------------------------
LOAN COUNT = 729
------------------------------------------------------------------------------------


----------------------------------------------
INT_RATE    LOANTERM     ORIGINAL    PYMTDATE
----------------------------------------------
7.375       360          $320,000.00 01-Apr-98
7.375       360          $455,200.00 01-Apr-98
7.250       360          $333,000.00 01-Apr-98
7.250       360          $297,500.00 01-Apr-98
7.375       360          $265,400.00 01-Apr-98
7.250       360          $293,400.00 01-Apr-98
7.000       360          $711,000.00 01-Apr-98
7.250       360          $250,000.00 01-Apr-98
7.125       360          $231,200.00 01-Apr-98
7.250       360          $325,000.00 01-Apr-98
7.250       360          $262,500.00 01-Apr-98
6.750       360          $250,000.00 01-Apr-98
7.625       360          $250,000.00 01-Apr-98
7.750       360          $256,300.00 01-Apr-98
7.750       360          $252,000.00 01-Apr-98
7.250       360          $252,000.00 01-Apr-98

----------------------------------------------

----------------------------------------------


----------------------------------------------------------------------------------
PI_PAY    PAID_THRU     BALANCE       LTV   PROPTYPE    OCCUPANCY   POOL NOTEDATE
----------------------------------------------------------------------------------
$2,210.16 01-Mar-98    $320,000.00    80.00 SFD         PRIMARY       1 13-Feb-98
$3,143.95 01-Mar-98    $455,200.00    80.00 SFD         PRIMARY       1 17-Feb-98
$2,271.65 01-Mar-98    $333,000.00    61.70 SFD         PRIMARY       1 20-Feb-98
$2,029.47 01-Mar-98    $297,500.00    80.00 SFD         PRIMARY       1 20-Feb-98
$1,833.05 01-Mar-98    $265,400.00    90.00 SFD         PRIMARY       1 13-Feb-98
$2,001.51 01-Mar-98    $293,400.00    90.00 SFD         PRIMARY       1 21-Feb-98
$4,730.30 01-Mar-98    $711,000.00    71.10 SFD         PRIMARY       1 20-Feb-98
$1,705.44 01-Mar-98    $250,000.00    23.90 SFD         PRIMARY       1 19-Feb-98
$1,557.64 01-Mar-98    $231,200.00    80.00 SFD         PRIMARY       1 10-Feb-98
$2,217.07 01-Mar-98    $325,000.00    75.20 SFD         PRIMARY       1 23-Feb-98
$1,790.71 01-Mar-98    $262,500.00    75.00 SFD         PRIMARY       1 27-Feb-98
$1,621.50 01-Mar-98    $250,000.00    70.20 PUD         PRIMARY       1 25-Feb-98
$1,769.48 01-Mar-98    $250,000.00    78.20 SFD         PRIMARY       1 24-Feb-98
$1,836.16 01-Mar-98    $256,300.00    72.20 SFD         PRIMARY       1 20-Feb-98
$1,805.36 01-Mar-98    $252,000.00    90.00 SFD         PRIMARY       1 25-Feb-98
$1,719.08 01-Mar-98    $252,000.00    80.00 SFD         PRIMARY       1 24-Feb-98

----------------------------------------------------------------------------------
                   $237,039,011.22
----------------------------------------------------------------------------------

                             ABN AMRO 98-1-GROUP 2
                            MORTGAGE LOAN SCHEDULE


----------------------------------------------------------------------------------------------------------------------
 LOAN_ID           ADDRESS                    CITY         STATE  ZIPCODE  INT_RATE   LOANTERM   ORIGINAL     PYMTDATE
----------------------------------------------------------------------------------------------------------------------
600696594   515 TOPS'L BEACH BLVD #805      DESTIN           FL    32541     8.250       180     $257,600.00 01-Apr-97
601060291   2489 COULEE CROSSING            WOODWORTH        LA    71485     6.625       180     $300,000.00 01-Mar-98
601644332   6 KETCHAM COURT                 EAST NORTHPORT   NY    11731     7.500       180     $232,000.00 01-Jan-98
601699533   2635 FAIRWAYS DR                HOMESTEAD        FL    33035     7.500       180     $247,450.00 01-Dec-97
601736402   18899 KABOT COVE                LAKEVILLE        MN    55044     7.000       180     $285,600.00 01-Feb-98
601746277   13590 E CEDARPINE LN            MOORPARK         CA    93021     7.500       180     $252,000.00 01-Feb-98
601773362   19476 TOWERING OAKS TRL         PRIOR LAKE       MN    55372     7.375       180     $467,200.00 01-Jan-98
601808374   7001 DUBLIN RD                  EDINA            MN    55439     7.000       180     $275,000.00 01-Jan-98
601837028   5901 N SANTA FE AVE             EDMOND           OK    73003     7.125       180     $440,000.00 01-Mar-98
601849794   42 SKYVIEW TERRACE              NORTH ANDOVER    MA     1845     6.750       180     $343,200.00 01-Feb-98
601873933   18 NORFOLK ST                   REHOBOTH BEACH   DE    19971     7.125       180     $400,000.00 01-Mar-98
601939759   3716 RICE BLVD                  HOUSTON          TX    77005     6.875       180     $243,000.00 01-Feb-98
601945702   1411 WASHO DRIVE                FREMONT          CA    94539     7.000       180     $420,000.00 01-Feb-98
601950744   5308 HOLLY                      BELLAIRE         TX    77401     6.625       180     $400,000.00 01-Feb-98
601956001   10313 THORNBUSH LN              BETHESDA         MD    20814     7.375       180     $365,000.00 01-Feb-98
601965616   940 E HIGHWAY 98, UNIT 127      DESTIN           FL    32541     7.500       180     $240,000.00 01-Mar-98
601970862   2951 MARTIN AVE                 PLEASANTON       CA    94588     7.750       180     $252,000.00 01-Feb-98
601974081   21 KENDALL COURT                PACIFICA         CA    94044     7.875       180     $238,000.00 01-Apr-98
601993437   607 HAWKS BILL PL               SIMI VALLEY      CA    93065     6.500       180     $284,000.00 01-Apr-98
602000951   5 SPANISH OAK                   WACO             TX    76710     7.125       180     $529,600.00 01-Feb-98
602004205   2120 POTOMAC #C                 HOUSTON          TX    77057     7.125       180     $292,000.00 01-Feb-98
602004568   5330 NAVARRO ST                 HOUSTON          TX    77056     7.000       180     $274,000.00 01-Feb-98
602005616   62 INDIGO WAY                   CASTLE ROCK      CO    80104     7.000       180     $607,500.00 01-Feb-98
602011317   4149 W BERRIDALE CIR            SOUTH JORDAN     UT    84095     7.375       180     $277,500.00 01-Mar-98
602014720   5007 GERALD AVENUE              ENCINO AREA      CA    91436     7.125       180     $413,000.00 01-Mar-98
602019166   190 CLEVELAND ST N              ARLINGTON        VA    22201     6.375       180     $311,250.00 01-Mar-98
602020158   497 RIVARD                      GROSSE POINTE    MI    48236     6.875       180     $356,000.00 01-Feb-98
602023060   2367 BROOKSHIRE LANE            LOS ANGELES      CA    90077     6.875       180     $505,000.00 01-Mar-98
602025983   277 SCYAMORE GLEN               PASADENA         CA    91105     6.500       180     $244,100.00 01-Mar-98
602033197   155 N HARBOR DR                 CHICAGO          IL    60601     7.250       180     $364,500.00 01-Mar-98
602039080   75 THE OVAL                     SUGAR LAND       TX    77479     6.875       180     $314,000.00 01-Mar-98
602041734   8 CENTRAL CT                    LOS GATOS        CA    95030     6.750       180     $359,000.00 01-Mar-98
602054774   4602 S QUINIMOSE                LIBERTY LAKE     WA    99019     7.000       180     $287,000.00 01-Mar-98
602077349   223 S 42ND ST                   PHILADELPHIA     PA    19104     7.000       180     $324,000.00 01-Apr-98
602089628   3498 LAKESHORE DR               WATERFORD        MI    48329     7.625       180     $244,000.00 01-Apr-98
602096843   3782 NW BRONSON CREST LOOP      PORTLAND         OR    97229     6.875       180     $293,000.00 01-Mar-98
602098765   2439 CENTURY HILL               LOS ANGELES      CA    90067     7.375       180     $392,000.00 01-Mar-98
602099926   10263 LA CANADA WAY ST          SUNLAND          CA    91040     7.250       180     $325,000.00 01-Apr-98
602103487   310 WAVERLEY ST                 PALO ALTO        CA    94301     6.875       180     $350,000.00 01-Apr-98
602108836   5209 WAPAKONETA RD              BETHESDA         MD    20816     6.500       180     $360,000.00 01-Mar-98
602108881   600 BUCKEYE                     AUSTIN           TX    78746     6.875       180     $337,600.00 01-Apr-98
602108892   257 CHANDLER                    ANDOVER          MA     1810     7.250       180     $262,000.00 01-Apr-98
602108927   10802 DENVER DR                 COOPER CITY      FL    33026     7.125       180     $256,000.00 01-Mar-98
602109018   3134 PLUM ISLAND                NORTHBROOK       IL    60062     7.375       180     $250,000.00 01-Mar-98
602109063   10328 CHERRYWOOD LANE           MUNSTER          IN    46321     7.125       180     $321,200.00 01-Mar-98
602109392   2824 E ORION ST                 GILBERT          AZ    85234     6.750       180     $250,000.00 01-Mar-98
602109472   44 GOLF RD                      PLEASANTON       CA    94566     6.750       180     $500,000.00 01-Apr-98
602113218   2409 DRYDEN RD                  HOUSTON          TX    77030     6.875       180     $291,200.00 01-Mar-98
602113708   43910 S MORAY ST                FREMONT          CA    94539     7.000       180     $251,000.00 01-Apr-98
602114388   8845 SW 113 TERRACE             MIAMI            FL    33176     7.125       180     $396,000.00 01-Mar-98
602115982   726 GOULDMAN LN                 GREAT FALLS      VA    22066     6.625       180     $496,000.00 01-Apr-98
602120160   6 BELMONT LN                    NORTH READING    MA     1864     7.375       180     $288,000.00 01-Apr-98
602121241   1960 WOODSON LOOP               EUGENE           OR    97405     6.750       180     $460,000.00 01-Apr-98
602123506   25 TOWER RD                     LEXINGTON        MA     2173     7.375       180     $294,000.00 01-Apr-98
602123675   1005 LYONS HEAD                 VIRGINIA BEACH   VA    23452     6.875       180     $280,000.00 01-Apr-98
602124676   4626 HOLBORN AVE                ANNANDALE        VA    22003     7.000       180     $272,300.00 01-Apr-98
602125860   109 CAMELOT DR                  HUNTINGTON       WV    25701     7.000       180     $292,000.00 01-Mar-98
602126816   7007 N HIGHFIELD DR             BIRMINGHAM       AL    35242     6.375       180     $492,500.00 01-Mar-98


--------------------------------------------------------------------------------------------
 LOAN_ID    PI_PAY   PAID_THRU      BALANCE     LTV   PROPTYPE   OCCUPANCY    POOL  NOTEDATE
--------------------------------------------------------------------------------------------
600696594 $2,499.08 01-Mar-98 $248,524.99 80.00 CONDO SECOND-HOME 2 18-Feb-97
601060291 $2,633.98 01-Mar-98 $299,022.27 79.00 SFD PRIMARY 2 04-Feb-98
601644332 $2,150.67 01-Mar-98 $229,875.89 80.00 SFD PRIMARY 2 13-Nov-97
601699533 $2,293.89 01-Mar-98 $244,432.54 90.00 SFD SECOND-HOME 2 31-Oct-97
601736402 $2,567.05 01-Mar-98 $283,792.62 80.00 SFD PRIMARY 2 31-Dec-97
601746277 $2,336.07 01-Mar-98 $250,085.90 78.80 SFD PRIMARY 2 17-Dec-97
601773362 $4,297.88 01-Mar-98 $462,851.36 80.00 SFD PRIMARY 2 01-Dec-97
601808374 $2,471.78 01-Mar-98 $272,381.95 73.80 SFD PRIMARY 2 01-Dec-97
601837028 $3,985.66 01-Mar-98 $438,626.84 73.40 SFD PRIMARY 2 19-Jan-98
601849794 $3,037.01 01-Mar-98 $340,980.76 80.00 SFD PRIMARY 2 18-Dec-97
601873933 $3,623.32 01-Mar-98 $398,751.68 80.00 SFD SECOND-HOME 2 09-Jan-98
601939759 $2,167.21 01-Mar-98 $241,445.52 71.90 SFD PRIMARY 2 24-Dec-97
601945702 $3,775.08 01-Mar-98 $417,342.11 56.00 SFD PRIMARY 2 23-Dec-97
601950744 $3,511.98 01-Mar-98 $397,385.51 52.70 SFD PRIMARY 2 24-Dec-97
601956001 $3,357.72 01-Mar-98 $362,764.17 76.90 SFD PRIMARY 2 18-Dec-97
601965616 $2,224.83 01-Mar-98 $239,275.17 80.00 CONDO SECOND-HOME 2 02-Jan-98
601970862 $2,372.01 01-Mar-98 $250,506.17 74.20 SFD PRIMARY 2 18-Dec-97
601974081 $2,257.31 01-Mar-98 $238,000.00 67.10 SFD PRIMARY 2 07-Feb-98
601993437 $2,473.94 01-Mar-98 $284,000.00 80.00 PUD PRIMARY 2 13-Feb-98
602000951 $4,797.28 01-Mar-98 $526,284.63 80.00 SFD PRIMARY 2 31-Dec-97
602004205 $2,645.03 01-Mar-98 $290,172.03 80.00 SFD PRIMARY 2 29-Dec-97
602004568 $2,462.79 01-Mar-98 $272,266.04 80.00 SFD PRIMARY 2 29-Dec-97
602005616 $5,460.38 01-Mar-98 $603,442.26 75.00 SFD PRIMARY 2 29-Dec-97
602011317 $2,552.79 01-Mar-98 $276,652.68 75.00 SFD PRIMARY 2 09-Jan-98
602014720 $3,741.08 01-Mar-98 $411,711.11 79.60 SFD PRIMARY 2 16-Jan-98
602019166 $2,689.98 01-Mar-98 $310,213.54 75.00 SFD PRIMARY 2 30-Jan-98
602020158 $3,175.00 01-Mar-98 $353,722.66 80.00 SFD PRIMARY 2 22-Dec-97
602023060 $4,503.86 01-Mar-98 $503,389.37 59.50 SFD PRIMARY 2 14-Jan-98
602025983 $2,126.37 01-Mar-98 $243,295.84 61.10 SFD PRIMARY 2 27-Jan-98
602033197 $3,327.39 01-Mar-98 $363,374.80 79.30 CONDO PRIMARY 2 23-Jan-98
602039080 $2,800.42 01-Mar-98 $309,798.53 46.60 SFD PRIMARY 2 05-Jan-98
602041734 $3,176.82 01-Mar-98 $357,819.38 66.80 SFD PRIMARY 2 12-Jan-98
602054774 $2,579.64 01-Mar-98 $286,094.53 79.10 SFD PRIMARY 2 20-Jan-98
602077349 $2,912.20 01-Mar-98 $324,000.00 80.00 SFD PRIMARY 2 05-Feb-98
602089628 $2,279.28 01-Mar-98 $244,000.00 50.40 SFD PRIMARY 2 12-Feb-98
602096843 $2,613.13 01-Mar-98 $292,065.52 53.80 SFD PRIMARY 2 30-Jan-98
602098765 $3,606.10 01-Mar-98 $390,803.07 80.00 SFD PRIMARY 2 12-Jan-98
602099926 $2,966.80 01-Mar-98 $325,000.00 56.60 SFD PRIMARY 2 05-Feb-98
602103487 $3,121.49 01-Mar-98 $350,000.00 41.20 SFD PRIMARY 2 11-Feb-98
602108836 $3,135.99 01-Mar-98 $358,814.01 80.00 SFD PRIMARY 2 28-Jan-98
602108881 $3,010.90 01-Mar-98 $337,600.00 80.00 SFD PRIMARY 2 03-Feb-98
602108892 $2,391.71 01-Mar-98 $262,000.00 72.80 SFD PRIMARY 2 13-Feb-98
602108927 $2,318.93 01-Mar-98 $255,201.07 72.40 SFD PRIMARY 2 30-Jan-98
602109018 $2,299.81 01-Mar-98 $249,236.65 62.50 SFD PRIMARY 2 02-Feb-98
602109063 $2,909.53 01-Mar-98 $320,197.60 80.00 SFD PRIMARY 2 30-Jan-98
602109392 $2,212.27 01-Mar-98 $249,193.98 60.30 SFD PRIMARY 2 30-Jan-98
602109472 $4,424.55 01-Mar-98 $500,000.00 75.10 SFD PRIMARY 2 09-Feb-98
602113218 $2,597.08 01-Mar-98 $290,271.25 80.00 SFD PRIMARY 2 30-Jan-98
602113708 $2,256.06 01-Mar-98 $251,000.00 58.40 SFD PRIMARY 2 26-Jan-98
602114388 $3,587.09 01-Mar-98 $394,764.16 73.80 SFD PRIMARY 2 30-Jan-98
602115982 $4,354.85 01-Mar-98 $496,000.00 70.90 SFD PRIMARY 2 10-Feb-98
602120160 $2,649.38 01-Mar-98 $288,000.00 68.60 SFD PRIMARY 2 18-Feb-98
602121241 $4,070.58 01-Mar-98 $460,000.00 75.50 SFD PRIMARY 2 16-Feb-98
602123506 $2,704.57 01-Mar-98 $294,000.00 57.80 SFD PRIMARY 2 05-Feb-98
602123675 $2,497.19 01-Mar-98 $280,000.00 48.70 SFD PRIMARY 2 09-Feb-98
602124676 $2,447.51 01-Mar-98 $272,300.00 63.20 SFD PRIMARY 2 13-Feb-98
602125860 $2,624.58 01-Mar-98 $291,078.75 80.00 SFD PRIMARY 2 23-Jan-98
602126816 $4,256.43 01-Mar-98 $490,494.07 80.00 SFD PRIMARY 2 16-Jan-98

                                                       ABN AMRO 98-1-GROUP 2
                                                      MORTGAGE LOAN SCHEDULE

------------------------------------------------------------------------------------------------------------------------------
LOAN_ID     ADDRESS                       CITY              STATE    ZIPCODE  INT_RATE    LOAN TERM   ORIGINAL        PYMTDATE
------------------------------------------------------------------------------------------------------------------------------
602126883   305 WOODLAND LANE             OCONOMOWOC        WI       53066    7.000       180         $429,000.00    01-Apr-98
602127715   6503 LIBERTY RIDGE DR         HAMILTON          OH       45011    7.000       180         $419,100.00    01-Mar-98
602130173   2025 E NEWTON STREET          SEATTLE           WA       98112    7.000       180         $324,000.00    01-Apr-98
602131254   1573 ASHCROFT WAY             SUNNYVALE         CA       94087    6.750       180         $390,000.00    01-Apr-98
602131620   1117 CHALLENGER               AUSTIN            TX       78734    7.000       180         $493,000.00    01-Mar-98
602133611   2704 PEMBERTON DR             HOUSTON           TX       77005    6.875       180         $340,600.00    01-Mar-98
602133917   5280 INFINITY CT              GROVE CITY        OH       43123    7.000       180         $247,500.00    01-Mar-98
602133962   198 RICE MILL DR              PAWLEYS ISLAND    SC       29585    6.875       180         $485,000.00    01-Apr-98
602134031   3662 OVERBROOK LN             HOUSTON           TX       77027    6.750       180         $258,000.00    01-Mar-98
602134484   4204 ALBANS ST                HOUSTON           TX       77005    7.000       180         $298,000.00    01-Mar-98
602134495   21 TOPPER CT                  LAFAYETTE         CA       94549    6.500       180         $303,000.00    01-Mar-98
602134554   HCR 69, BOX 149-1             SUNRISE BEACH     MO       65079    7.250       180         $285,000.00    01-Apr-98
602137272   8425 N. RIVER RD              RIVER HILLS       WI       53217    7.125       180         $370,000.00    01-Apr-98
602137454   2825 E. NEW BERRY BLVD        MILWAUKEE         WI       53217    7.250       180         $284,000.00    01-Apr-98
602139376   W331 N 6220 HIGHWAY C         NASHOTAH          WI       53058    7.000       180         $307,000.00    01-Apr-98
602145089   6446 LAKE MEADOW DR           BURKE             VA       22015    7.375       180         $341,250.00    01-Apr-98
602154069   1027 LINDEN LANE              MOUND             MN       55364    6.875       180         $279,000.00    01-Mar-98
602162775   31 BROOKS RD                  MOORESTOWN        NJ        8057    6.375       180         $259,250.00    01-Apr-98
602170628   1616 BEDFORD                  OKLAHOMA CITY     OK       73116    6.625       180         $400,000.00    01-Apr-98
602171344   103 HOMESTEAD AVE             METAIRIE          LA       70005    6.625       180         $425,000.00    01-Apr-98
602172130   11620 IRISH AVE N             MINNESOTA         MN       55082    6.875       180         $650,000.00    01-Apr-98
602173745   521 GUADALUPE DR              LOS ALTOS         CA       94022    6.875       180         $770,000.00    01-Apr-98
602174779   1029 PARAGON                  BOULDER           CO       80303    6.875       180         $320,000.00    01-Apr-98
602179605   2182 KIRBY LANE               SYOSSET           NY       11791    6.500       180         $345,000.00    01-Mar-98
602180755   7853 S ARGONNE CT             AURORA            CO       80016    6.875       180         $287,400.00    01-Apr-98
602181017   4171 COULOMBE DR              PALO ALTO         CA       94306    7.375       180         $240,000.00    01-Apr-98
602181084   1848 PORT ASHLEY PL           NEWPORT BEACH     CA       92660    7.250       180         $307,500.00    01-Apr-98
602181197   1301 N BEARBORN   605         CHICAGO           IL       60610    7.000       180         $307,200.00    01-Mar-98
602181790   15 MEADOW CREEK               BARBOURSVILLE     WV       25504    7.000       180         $235,000.00    01-Apr-98
602185670   9351 KIOWA TRL                CHANHASSEN        MN       55317    6.500       180         $330,000.00    01-Apr-98
602187342   10024 MOCCASIN GAP RD         TALLAHASSEE       FL       32308    7.000       180         $236,450.00    01-Apr-98
602190325   26040 NEW BRIDGE DR           LOS ALTOS HILLS   CA       94022    7.250       180         $650,000.00    01-Apr-98
602190848   4N558 HIDDEN OAKS RD          SAINT CHARLES     IL       60175    7.000       180         $313,000.00    01-Mar-98
602193442   887 PARKSIDE CIR N            BOCA RATON        FL       33486    6.875       180         $261,000.00    01-Apr-98
602194272   169 FULLER ST                 NEWTON            MA        2165    7.250       180         $565,500.00    01-Apr-98
602195024   174 CHARTERHOUSE CT           POWELL            OH       43065    7.125       180         $400,000.00    01-Apr-98
602198196   116 MONATIQUOT AVE            BRAINTREE         MA        2184    6.375       180         $328,000.00    01-Apr-98
602199654   1501 S VINE                   PARK RIDGE        IL       60068    7.000       180         $255,000.00    01-Apr-98
602199687   18801 MONTEWOOD DR            SARATOGA          CA       95070    7.500       180         $370,000.00    01-Apr-98
602200429   1041 W DICKENS                CHICAGO           IL       60614    6.875       180         $272,000.00    01-Mar-98
602203091   4147 RIGGIN AVENUE            VISALIA           CA       93291    7.125       180         $273,750.00    01-Apr-98
602203160   4690 JUNIPER DR               PALM HARBOR       FL       34685    6.875       180         $279,000.00    01-Apr-98
602204036   467 PENINSULA DR              HOT SPRINGS NAT   AR       71901    6.625       180         $340,000.00    01-Apr-98
602204070   4717 CHESTNUT CORNERS         MEDINA            OH       44256    6.875       180         $330,000.00    01-Apr-98
602204285   105 VILAMOURA WAY             DULUTH            GA       30091    6.750       180         $344,500.00    01-Mar-98
602207938   2815 W DAYBREAKER DR          PARK CITY         UT       84098    7.250       180         $280,000.00    01-Mar-98
602211638   291 SUMMER ST                 NORWELL           MA        2061    6.375       180         $450,000.00    01-Apr-98
602228307   3708 POWDERHORN DR            OKEMOS            MI       48864    6.500       180         $353,500.00    01-Mar-98
602229605   38430 TIMBERLANE DR           UMATILLA          FL       32784    6.875       180         $265,000.00    01-Apr-98
602229876   2575 E CALLE LOS ALTOS        TUCSON            AZ       85718    7.000       180         $286,100.00    01-Apr-98
602230130   304 MALLARD RD                WESTON            FL       33327    6.875       180         $260,000.00    01-Mar-98
602230937   4094 NOBLEMAN POINT           DULUTH            GA       30047    6.750       180         $320,000.00    01-Apr-98
602231482   973 MCDONALD DR               NORTHVILLE        MI       48167    6.500       180         $496,000.00    01-Apr-98
602231610   6100 OLDE HARTLEY PLACE       GLEN ALLEN        VA       23060    6.750       180         $292,000.00    01-Apr-98
602233122   755 LARI DAWN                 SAN ANTONIO       TX       78258    6.750       180         $292,000.00    01-Apr-98
602239344   2805 KIPPS COLONY DR          SAINT PETERSBURG  FL       33707    6.375       180         $640,000.00    01-Apr-98
602239549   8406 FAIRWAY POINT            FAIR OAKS RANCH   TX       78015    6.875       180         $238,100.00    01-Mar-98
602239572   13828 S 31ST PLACE            PHOENIX           AZ       85048    7.000       180         $300,000.00    01-Apr-98

-----------------------------------------------------------------------------------------------------------------
LOAN_ID       PI_PAY        PAID_THRU    BALANCE           LTV       PROPTYPE    OCCUPANCY      POOL     NOTEDATE
-----------------------------------------------------------------------------------------------------------------
602126883     $3,855.97    01-Mar-98     $429,000.00       79.50     SFD         PRIMARY        2        29-Jan-98
602127715     $3,766.99    01-Mar-98     $417,777.76       76.20     SFD         PRIMARY        2        29-Jan-98
602130173     $2,912.20    01-Mar-98     $324,000.00       68.20     SFD         PRIMARY        2        04-Feb-98
602131254     $3,451.15    01-Mar-98     $390,000.00       70.20     SFD         PRIMARY        2        10-Feb-98
602131620     $4,431.22    01-Mar-98     $491,444.61       79.60     SFD         PRIMARY        2        23-Jan-98
602133611     $3,037.66    01-Mar-98     $339,513.69       70.40     SFD         PRIMARY        2        29-Jan-98
602133917     $2,224.60    01-Mar-98     $246,719.15       65.40     SFD         PRIMARY        2        31-Jan-98
602133962     $4,325.49    01-Mar-98     $485,000.00       68.30     SFD         PRIMARY        2        02-Feb-98
602134031     $2,283.07    01-Mar-98     $257,168.18       43.80     SFD         PRIMARY        2        22-Jan-98
602134484     $2,678.51    01-Mar-98     $297,059.82       79.50     SFD         PRIMARY        2        23-Jan-98
602134495     $2,639.46    01-Mar-98     $302,001.79       54.20     SFD         PRIMARY        2        30-Jan-98
602134554     $2,601.66    01-Mar-98     $285,000.00       66.10     SFD         PRIMARY        2        14-Feb-98
602137272     $3,351.58    01-Mar-98     $370,000.00       50.40     SFD         PRIMARY        2        03-Feb-98
602137454     $2,592.53    01-Mar-98     $284,000.00       65.30     SFD         PRIMARY        2        10-Feb-98
602139376     $2,759.40    01-Mar-98     $307,000.00       43.90     SFD         PRIMARY        2        29-Jan-98
602145089     $3,139.24    01-Mar-98     $341,250.00       75.00     PUD         PRIMARY        2        13-Feb-98
602154069     $2,488.27    01-Mar-98     $278,110.16       68.90     SFD         PRIMARY        2        02-Feb-98
602162775     $2,240.57    01-Mar-98     $259,250.00       85.00     SFD         PRIMARY        2        18-Feb-98
602170628     $3,511.98    01-Mar-98     $400,000.00       54.80     SFD         PRIMARY        2        03-Feb-98
602171344     $3,731.47    01-Mar-98     $425,000.00       59.70     SFD         PRIMARY        2        30-Jan-98
602172130     $5,797.05    01-Mar-98     $650,000.00       74.30     SFD         PRIMARY        2        19-Feb-98
602173745     $6,867.28    01-Mar-98     $770,000.00       64.20     SFD         PRIMARY        2        20-Feb-98
602174779     $2,853.93    01-Mar-98     $320,000.00       74.50     SFD         PRIMARY        2        06-Feb-98
602179605     $3,005.32    01-Mar-98     $343,863.43       36.40     SFD         PRIMARY        2        23-Jan-98
602180755     $2,563.19    01-Mar-98     $287,400.00       52.30     SFD         PRIMARY        2        04-Feb-98
602181017     $2,207.82    01-Mar-98     $240,000.00       33.20     SFD         PRIMARY        2        06-Feb-98
602181084     $2,807.05    01-Mar-98     $307,500.00       37.50     SFD         PRIMARY        2        05-Feb-98
602181197     $2,761.20    01-Mar-98     $306,230.80       89.60     CONDO       PRIMARY        2        26-Jan-98
602181790     $2,112.25    01-Mar-98     $235,000.00       78.40     SFD         PRIMARY        2        20-Feb-98
602185670     $2,874.65    01-Mar-98     $330,000.00       62.30     SFD         PRIMARY        2        04-Feb-98
602187342     $2,125.28    01-Mar-98     $236,450.00       72.40     SFD         PRIMARY        2        06-Feb-98
602190325     $5,933.61    01-Mar-98     $650,000.00       40.70     SFD         PRIMARY        2        06-Feb-98
602190848     $2,813.33    01-Mar-98     $311,239.51       50.50     SFD         PRIMARY        2        30-Jan-98
602193442     $2,327.74    01-Mar-98     $261,000.00       73.60     SFD         PRIMARY        2        06-Feb-98
602194272     $5,162.24    01-Mar-98     $565,500.00       53.90     SFD         PRIMARY        2        06-Feb-98
602195024     $3,623.32    01-Mar-98     $400,000.00       80.00     SFD         PRIMARY        2        05-Feb-98
602198196     $2,834.74    01-Mar-98     $328,000.00       77.20     SFD         PRIMARY        2        06-Feb-98
602199654     $2,292.01    01-Mar-98     $255,000.00       67.20     SFD         PRIMARY        2        23-Feb-98
602199687     $3,429.95    01-Mar-98     $370,000.00       24.30     SFD         PRIMARY        2        18-Feb-98
602200429     $2,425.84    01-Mar-98     $271,132.48       80.00     SFD         PRIMARY        2        28-Jan-98
602203091     $2,479.71    01-Mar-98     $273,750.00       75.00     SFD         PRIMARY        2        06-Feb-98
602203160     $2,488.27    01-Mar-98     $279,000.00       79.80     SFD         PRIMARY        2        28-Jan-98
602204036     $2,985.18    01-Mar-98     $340,000.00       77.30     SFD         PRIMARY        2        05-Feb-98
602204070     $2,943.12    01-Mar-98     $330,000.00       76.80     SFD         PRIMARY        2        10-Feb-98
602204285     $3,048.51    01-Mar-98     $343,389.29       71.40     SFD         PRIMARY        2        30-Jan-98
602207938     $2,556.02    01-Mar-98     $279,135.65       51.40     SFD         PRIMARY        2        30-Jan-98
602211638     $3,889.13    01-Mar-98     $450,000.00       67.70     SFD         PRIMARY        2        09-Feb-98
602228307     $3,079.36    01-Mar-98     $352,335.43       75.10     SFD         PRIMARY        2        30-Jan-98
602229605     $2,363.41    01-Mar-98     $265,000.00       60.10     SFD         PRIMARY        2        19-Feb-98
602229876     $2,571.55    01-Mar-98     $286,100.00       73.40     SFD         PRIMARY        2        10-Feb-98
602230130     $2,318.82    01-Mar-98     $258,843.78       64.20     PUD         PRIMARY        2        29-Jan-98
602230937     $2,831.71    01-Mar-98     $320,000.00       75.00     SFD         PRIMARY        2        11-Feb-98
602231482     $4,320.69    01-Mar-98     $496,000.00       76.40     PUD         PRIMARY        2        12-Feb-98
602231610     $2,583.94    01-Mar-98     $292,000.00       83.50     SFD         PRIMARY        2        20-Feb-98
602233122     $2,583.94    01-Mar-98     $292,000.00       77.10     SFD         PRIMARY        2        18-Feb-98
602239344     $5,531.20    01-Mar-98     $640,000.00       74.90     PUD         PRIMARY        2        13-Feb-98
602239549     $2,123.51    01-Mar-98     $234,812.15       89.90     SFD         PRIMARY        2        28-Jan-98
602239572     $2,696.48    01-Mar-98     $300,000.00       89.60     SFD         PRIMARY        2        04-Feb-98

                                                            Page 2 of 3

                             ABN AMRO 98-1-GROUP 2
                            MORTGAGE LOAN SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      LOAN
LOAN_ID         ADDRESS                        CITY         STATE  ZIP CODE  INT_RATE TERM ORIGINAL   PYMDATE    PI_PAY   PAID_THRU
-----------------------------------------------------------------------------------------------------------------------------------
602239685  1012 BAYBERRY CIRCLE          SHREVEPORT          LA     71106    6.625    180 $395,000.00 01-Mar-98 $3,468.08 01-Mar-98
602239743  1011 MCCAULEY RD              DANVILLE            CA     94526    6.875    180 $295,000.00 01-Apr-98 $2,630.97 01-Mar-98
602239856  37274 ASPEN                   FARMINGTON HILLS    MI     48335    7.500    180 $237,400.00 01-Apr-98 $2,200.73 01-Mar-98
602240029  31109 BALTIC LN NE            POULSBO             WA     98370    7.500    180 $337,500.00 01-Apr-98 $3,128.67 01-Mar-98
602249095  1779 E CASTLEBROOK DR         FRESNO              CA     93720    7.500    180 $316,000.00 01-Mar-98 $2,929.36 01-Mar-98
602250590  5321 LONGMONT DR              HOUSTON             TX     77056    6.625    180 $273,900.00 01-Apr-98 $2,404.82 01-Mar-98
602256778  9201 KELLY LAKE ROAD          CLARKSTON           MI     48348    7.000    180 $239,400.00 01-Mar-98 $2,151.79 01-Mar-98
602258929  1098 SAXONY                   HIGHLAND PARK       IL     60035    7.250    180 $543,750.00 01-Apr-98 $4,963.69 01-Mar-98
602267873  751 N 163RD ST                OMAHA               NE     68118    6.750    180 $400,000.00 01-Apr-98 $3,539.64 01-Mar-98
602271232  2071 NACHTMAN                 WHEATON             IL     60187    7.375    180 $396,000.00 01-Mar-98 $3,642.90 01-Mar-98
602284340  8 HARBOR HILL RD              HUNTINGTON          NY     11743    6.875    180 $510,000.00 01-Apr-98 $4,548.46 01-Mar-98
602286514  8332 S 3375 EAST              SALT LAKE CITY      UT     84121    6.875    180 $273,500.00 01-Apr-98 $2,439.22 01-Mar-98
602287105  1686 ASHLAND CT. NW           SALEM               OR     97304    6.875    180 $339,000.00 01-Apr-98 $3,023.39 01-Mar-98
602287241  802 SUGAR CREEK BLVD          SUGAR LAND          TX     77478    6.750    180 $406,000.00 01-Apr-98 $3,592.73 01-Mar-98
602289301  9904 POTOMAC MANORS DRIVE     POTOMAC             MD     20852    6.750    180$1,000,000.0 01-Apr-98 $8,849.09 01-Mar-98
602297447  69 DEER HILL RD               REDDING             CT      6896    7.625    180 $381,000.00 01-Apr-98 $3,559.03 01-Mar-98
602320355  5817 MIMOSA NE                ALBUQUERQUE         NM     87111    6.750    180 $240,800.00 01-Apr-98 $2,130.86 01-Mar-98
602326431  16360 OAKWOOD LANE            MORGAN HILL         CA     95037    7.250    180 $268,000.00 01-Apr-98 $2,446.47 01-Mar-98
602343307  16330 CAMELLIA TERRACE        LOS GATOS           CA     95032    7.375    180 $231,000.00 01-Apr-98 $2,125.02 01-Mar-98
602350078  2520 S CLAYTON ST             DENVER              CO     80210    6.750    180 $335,500.00 01-Apr-98 $2,968.87 01-Mar-98
602355530  5910 GRAY ROAD                FAIRFIELD           OH     45014    7.125    180 $260,000.00 01-Apr-98 $2,355.16 01-Mar-98
602364655  16810 41ST AVE N              PLYMOUTH            MN     55446    7.000    180 $360,000.00 01-Apr-98 $3,235.78 01-Mar-98
602394434  41 MEADOW BLOSSOM CT          DANVILLE            CA     94506    6.875    180 $350,000.00 01-Apr-98 $3,121.49 01-Mar-98

LOAN COUNT = 139

   -------------------------------------------------------------------
                          PROP-
   BALANCE       LTV      TYPE     OCCUPANCY        POOL     NOTEDATE
   -------------------------------------------------------------------
   $392,820.75   79.00    SFD       PRIMARY           2      27-Jan-98
   $295,000.00   44.40    PUD       PRIMARY           2      11-Feb-98
   $237,400.00   72.00    SFD       PRIMARY           2      14-Feb-98
   $337,500.00   71.90    SFD       PRIMARY           2      23-Feb-98
   $315,045.64   80.00    SFD       PRIMARY           2      26-Jan-98
   $273,900.00   57.70    SFD       PRIMARY           2      12-Feb-98
   $238,644.70   66.00    SFD       PRIMARY           2      29-Jan-98
   $543,750.00   75.00    SFD       PRIMARY           2      13-Feb-98
   $400,000.00   64.00    SFD       PRIMARY           2      12-Feb-98
   $394,790.85   79.20    SFD       PRIMARY           2      29-Jan-98
   $510,000.00   51.00    SFD       PRIMARY           2      13-Feb-98
   $273,500.00   57.00    SFD       PRIMARY           2      18-Feb-98
   $339,000.00   85.90    SFD       PRIMARY           2      05-Feb-98
   $406,000.00   79.70    PUD       PRIMARY           2      13-Feb-98
 $1,000,000.00   59.80    SFD       PRIMARY           2      24-Feb-98
   $381,000.00   52.60    SFD       PRIMARY           2      17-Feb-98
   $240,800.00   84.50    SFD       PRIMARY           2      30-Jan-98
   $268,000.00   67.00    SFD       PRIMARY           2      13-Feb-98
   $231,000.00   42.00    SFD       PRIMARY           2      13-Feb-98
   $335,500.00   67.80    SFD       PRIMARY           2      13-Feb-98
   $260,000.00   66.70    SFD       PRIMARY           2      23-Feb-98
   $360,000.00   75.00    SFD       PRIMARY           2      20-Feb-98
   $350,000.00   76.70    SFD       PRIMARY           2      23-Feb-98

$48,057,932.60

                                  SCHEDULE 2

                      MORTGAGE LOAN SCHEDULE INFORMATION
                      ----------------------------------


     Each Mortgage Loan shall be identified by at least the following details, among others, relating to each Mortgage Loan:

     (i)       the loan number of the Mortgage Loan and name of the related
               Mortgagor;

     (ii)      the street address of the Mortgaged Property;

     (iii)     the mortgage interest rate as of the Cut-Off Date;

     (iv)      the original term and maturity date of the related Mortgage Note;

     (v)       the original principal balance;

     (vi)      the first payment date;

     (vii)     the monthly payment in effect as of the Cut-Off Date;

     (viii)    the date of the last paid installment of interest;

     (ix) the unpaid principal balance as of the close of business on the Cut-Off Date;

     (x)       the loan-to-value ratio at origination and as of the Cut-Off
               Date;

     (xi)      the type of property;

     (xii)     the nature of occupancy at origination;

     (xiii)    the county in which Mortgaged Property is located, if available;

     (xiv)     the Mortgage Loan Group; and

     (xv)      the Closing Date.

                                  SCHEDULE 3

                           MORTGAGE FILE INFORMATION
                           -------------------------


               Each Mortgage File shall include at least the following documents, among others, with respect to each Mortgage Loan transferred and assigned from the Seller to the Purchaser, or its agent:

     (i) the original Mortgage Note bearing all intervening endorsements endorsed, "Pay to the order of Chase Bank of Texas, N.A. for the benefit of the Certificateholders of ABN AMRO Mortgage Corporation Series 1998-1 Attn: Corporate Trust Department, 600 Travis Street, Houston, TX 77002, without recourse" and signed in the name of the Seller by an Authorized Officer showing an unbroken chain of title from the originator thereof to the person endorsing;

     (ii) the original Mortgage with evidence of recording thereon, and if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the recorder's office, with evidence of recording thereon, or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage or power of attorney cannot be delivered with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Purchaser a true and correct copy of such Mortgage, together with (a) in the case of a delay caused by the public recording office, a certificate signed by an Authorized Officer of the Seller stating that such original Mortgage has been dispatched to the appropriate public recording official for recordation or (b) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded or from a title insurance company or escrow company indicating that such original was lost and the copy of the original mortgage is a true and correct copy;

     (iii) the originals of any and all instruments that modify the terms and conditions of the Mortgage Note, including but not limited to modification, consolidation, extension and assumption agreements including any adjustable rate mortgage (ARM) rider, if any;

     (iv) the originals of all required intervening assignments, if any with evidence of recording thereon, and if such Assignment was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the recorder's office, with evidence of recording thereon, or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Assignment or power of attorney cannot be delivered with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such original Assignment has been delivered for recordation or because such original Assignment has been lost, the Seller shall deliver or cause to be delivered to the Purchaser a true and correct copy of such Assignment, together with (a) in the case of a delay caused by the public recording office, a certificate signed by an Authorized Officer of the Seller stating that such original Assignment has been dispatched to the appropriate public recording official for recordation or
               (b) in the case of an original Assignment that has been lost, a certificate by the appropriate county recording office where such Assignment is recorded or from a title insurance company or escrow company indicating that such original was lost and the copy of the original assignment is a true and correct copy;

     (v) the original mortgage policy of title insurance (including, if applicable, the endorsement relating to the negative amortization of the Mortgage Loans) or in the event such original title policy is unavailable, any one of an original title binder, an original preliminary title report or an original title commitment or a copy thereof certified by the title company with the original policy of title insurance to follow within 180 days of the Closing Date;

     (vi)      the mortgage insurance certificate;

     (vii) hazard insurance certificates and copies of the Hazard Insurance Policy and, if applicable, flood insurance policy; and

     (viii) any and all other documents, opinions and certificates executed and/or delivered by the related Mortgagor and/or its counsel in connection with the origination of such Mortgage Loan which may include Truth-in-Lending Statement and other legal statements, Appraisal and Survey.

                                   EXHIBIT A
                                   ---------

                              INSTRUCTION LETTER

                         ABN AMRO Mortgage Corporation
                      181 West Madison Street, Suite 3250
                            Chicago, Illinois 60602


                                                               ________ __, 1998


Standard Federal Bank
2600 West Big Beaver Road
Troy, Michigan 48084

Dear Ladies and Gentlemen:

     Pursuant to the Mortgage Loan Purchase Agreement dated as of March __, 1998 (the "Purchase Agreement") between you and us, we have agreed to purchase from you certain Mortgage Loans. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

     In order to facilitate these transactions, and for the purpose of convenience only, we hereby authorize and direct you to:

Action                                           Due Date

1.   Endorse mortgage notes to:                  one week prior to funding
     "Pay to the order of
      Chase Bank of Texas, N.A.
      for the benefit of the
      Certificateholders
      of ABN AMRO Mortgage Corporation
      Series 1998-1, Attn: Corporate Trust
      Department, 600 Travis Street,
      Houston, TX 77002,
      without recourse"

2.   Assign mortgages to be recorded             one week prior to funding
     to Chase Bank of Texas, N.A. for
     the benefit of the Certificateholders
     of ABN AMRO Mortgage Corporation
     Series 1998-1:

3.   Deliver to the Purchaser or its             two business days after funding
     agent all Mortgage Loan documents
     pertaining to each loan

4.   Deliver to the Purchaser's servicer         one week prior to Servicing
     all Mortgage Loan servicing                 transfer date
     documents pertaining to each loan

5.   Provide lost mortgage note                  one week prior to funding
     affidavits, certified copies of all
     missing mortgages, and certified
     recorded copies of missing
     intervening assignments

6.   Mortgage Loan Schedule generated by         one day prior to funding
     Purchaser and agreed to by Seller

                                       Sincerely,

                                       ABN AMRO Mortgage Corporation



                                       By:  _________________________
                                       Name:_________________________
                                       Title:________________________

                                   EXHIBIT B
                                   ---------


                              FORM OF ASSIGNMENT
                              ------------------


     Standard Federal Bank, ________________________ [insert identifying description] (the "Seller"), in exchange for $__________ in hand paid and other good and valuable consideration, hereby grants, bargains, sells, assigns, transfers, conveys, and sets over to ABN AMRO Mortgage Corporation, a Delaware corporation (the "Purchaser"), all of the Seller's right, title, and interest in, to, and under the mortgage loans listed on Schedule 1 attached hereto, the mortgage notes evidencing or relating to such mortgage loans, all mortgages, trust deeds, title insurance policies, property insurance policies, chattel paper, loan guaranties, loan accounts, surveys, instruments, certificates, and other documents whatsoever evidencing or relating to such mortgage notes and mortgage loans, and all books, ledgers, books of account, records, writings, data bases, information, and computer software (and all documentation therefor or relating thereto, and all licenses relating to or covering such computer software and/or documentation), and all other property, rights, title, and interests whatsoever relating to, used, or useful in connection with, or evidencing, embodying, incorporating, or referring to, any of the foregoing (the "Mortgages"). The Seller warrants to the Purchaser that the Seller is the owner of the Mortgages, subject to no liens, claims, or encumbrances.

Dated:  _____________, 1998           Standard Federal Bank


                                      By:_________________________________
                                        Name:_____________________________
                                        Title:____________________________

ACKNOWLEDGED ON __________ __, 1998

ABN AMRO Mortgage Corporation


By:__________________________
  Name:______________________
  Title:_____________________

STATE OF ____________         )
                              )
COUNTY OF ___________         )

     I, ______________, a Notary Public in and for the said County and State, do hereby certify that ____________, personally known to me to be the same person whose name is subscribed to the foregoing instrument as _______________ of __________________, appeared before me this day in person and, being first sworn, acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of said corporation as the ___________ of ____________, a ____________, for the uses and purposes therein set forth and that he was duly authorized to execute the said instrument by the __________________ of said _________________.

     Given under my hand and seal, this ____ day of ____________, 1998.


                                       __________________________________
                                       Notary Public

                                       My commission expires:____________

                                   EXHIBIT C
                                   ---------

                         FORM OF OFFICER'S CERTIFICATE
                         -----------------------------

                             Standard Federal Bank


     I, _________________, do hereby certify pursuant to Section 10 (a) and
(b)(iii) of the Purchase Agreement (as hereinafter defined) that I am the duly elected Senior Vice President and Assistant Secretary of Standard Federal Bank ("Standard"), a [insert description], and further certify as follows:

          1. Attached hereto as Exhibit "A" is a true and correct copy of the [charter] of Standard. There has been no amendment or other document filed affecting the charter of Standard since __________ __, 199_, and no such amendment has been authorized.

          2. Attached hereto as Exhibit "B" is a true and correct copy of the by-laws of Standard as in full force and effect since __________ __, 199_.

          3. No proceedings looking toward merger, consolidation, liquidation, or dissolution of Standard are pending or contemplated.

          4. Each person who, as an officer or representative of Standard, signed (a) the Purchase Agreement, and (b) any other document delivered pursuant thereto or on the date hereof in connection with the Mortgage Loan Purchase Agreement dated March __, 1998, between Standard, as seller, and ABN AMRO Mortgage Corporation, as Purchaser (the Purchase Agreement") was, at the respective times of such signing and delivery, and is as of the date hereof duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

          5. Attached hereto as Exhibit "C" is a true and correct copy of resolutions adopted by the Board of Directors of Standard with respect to the authorization of ___________ to take such actions and enter into such agreements as are necessary to enter into the Purchase Agreement; said resolutions have not been amended, modified, annulled or revoked and are in full force and effect.

          6. Attached hereto as Exhibit "D" is a Good Standing Certificate issued by the _____________ Secretary of State's office as of __________ __, 199_.

          7. Standard has performed all obligations and satisfied all conditions on its part to be performed or satisfied under the Purchase Agreement on or prior to the Closing Date and all of the representations and warranties of the Seller under the Purchase Agreement are true and correct as of the date hereof and as of the Closing Date, and no event has occurred which, with notice or passage of time, or both, would constitute a default under the Purchase Agreement.

All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: ______________, 1998


                                     Standard Federal Bank
                                     By:________________________
                                     Title:_____________________

     I, ___________________, Secretary of Standard Federal Bank, a [insert description], hereby certify that _________________ is the duly elected, qualified and acting Senior Vice President and Assistant Secretary of Standard Federal Bank and that the signature appearing on the preceding page is her genuine signature.

     IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:__________ __, 1998


                                       Standard Federal Bank
                                       By:___________________________
                                       Title: Secretary

                   [Opinion to be revised in accordance with general counsel's form of opinion letter]


                                   Exhibit D
                                   ---------

                     [Opinion of Seller's In-house Counsel
                        pursuant to Section 10(b)(iv)]
                                    -----------------


                              __________ __, 1998



ABN AMRO Mortgage Corporation
181 West Madison Street, Suite 3250
Chicago, Illinois 60602

     Re: ABN AMRO Mortgage Corporation Purchase of Mortgage Loans
         --------------------------------------------------------

Ladies and Gentlemen:

     As General Counsel to Standard Federal Bank, a [insert description] ("Seller"), I and attorneys working under my supervision have acted as counsel to Seller in connection with the sale of Mortgage Loans by Seller to ABN AMRO Mortgage Corporation (the "Purchaser") pursuant to a Mortgage Loan Purchase Agreement, dated as of March __, 1998 (the "Purchase Agreement"), between the Purchaser and Seller. This opinion is being delivered to the Purchaser pursuant to Section 10(b)(iv) of the Purchase Agreement. All capitalized terms not otherwise defined herein have the meanings given them in the Purchase Agreement.

     In rendering the opinions set forth below, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of the charter and by-laws of Seller, the Purchase Agreement and such corporate records, agreements or other instruments of Seller, and such certificates, records and other documents, agreements and instruments, including, among other things, certain documents delivered on the Closing Date, as we have deemed necessary and proper as the basis for our opinions. In connection with such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity to executed original documents of all documents submitted to us in draft and the
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ABN AMRO Mortgage Corp.
___________ __, 1998
Page 2


accuracy of the matters set forth in the documents we reviewed. We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto. As to any facts material to such opinions that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of Seller as we have deemed necessary and proper as the basis for our opinions, including, among other things, the representations and warranties of Seller in the Purchase Agreement.

     Based upon the foregoing, I am of the opinion that:

     1. Seller is a [insert description], duly organized, validly existing and in good standing under the laws of the State/Commonwealth of __________ and either is not required to be qualified to do business under the laws of any states where such qualification is necessary to transact the business contemplated by the Purchase Agreement, or is qualified to do business under the laws of any states where such qualification is necessary to transact the business contemplated by the Purchase Agreement, or the State of [_________________], and Seller is duly authorized and has full corporate power and authority to transact the business contemplated by the Purchase Agreement.

     2. The Purchase Agreement has been duly authorized, executed and delivered by Seller and is a legal, valid and binding obligation of and is enforceable against Seller in accordance with its terms, except that the enforceability thereof may be subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other laws, now or hereafter in effect, relating to creditors' rights generally or the right of creditors of federal savings banks, (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) limitations of public policy under applicable securities laws as to rights of indemnity and contribution under the Purchase Agreement.

     3. No consent, approval, authorization or order of any court or supervisory, regulatory, administrative or governmental agency or body is required for the execution, delivery and performance by Seller of or compliance by Seller with the Purchase Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement.

     4. Neither the execution and delivery by Seller of the Purchase Agreement, nor the consummation by Seller of the transactions contemplated therein, nor the compliance by Seller with the provisions thereof, will conflict with or result in a breach of any of the terms,
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ABN AMRO Mortgage Corp.
___________ __, 1998
Page 1


conditions or provisions of Seller's charter or by-laws or board or shareholder's resolutions, or any agreement or instrument to which Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject, which, in any of the above cases, would materially and adversely affect Seller's ability to perform its obligations under the Purchase Agreement.

     5. There is not an action, suit, proceeding or investigation pending, or, to the best of my knowledge, threatened against Seller which, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of Seller contemplated therein, or which would be likely to materially impair the ability of Seller to perform under the terms of the Purchase Agreement.

     The Opinions expressed herein are limited to matters of federal and [_____________] law and do not purport to cover any matters as to which laws of any other jurisdiction are applicable. Except as expressly provided herein, this opinion is being furnished to you solely for your benefit in connection with the purchase of the Mortgage Loans, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                                        Sincerely,


                                        Standard Federal Bank
                                        By: ____________________
                                        Title:  General Counsel